Filed with the Securities and Exchange Commission on November 19, 2021
Securities Act of 1933 File No. 033-70958
Investment Company Act of 1940 File No. 811-08104

UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☒

Pre-Effective Amendment No.

Post-Effective Amendment No. 130

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 ☒

Amendment No. 132

(Check appropriate box or boxes.)

TOUCHSTONE FUNDS GROUP TRUST
(Exact name of Registrant as Specified in Charter)

303 Broadway, Suite 1100, Cincinnati, Ohio 45202
(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: (800) 638-8194

E. Blake Moore Jr., 303 Broadway, Suite 1100, Cincinnati, Ohio 45202
(Name and Address of Agent for Service)

With copies to:

Clair E. Pagnano, Esq.
K&L Gates LLP
One Lincoln Street
Boston, Massachusetts 02111-2950

Ndenisarya M. Bregasi, Esq.
K&L Gates LLP
1601 K Street, NW
Washington, D.C. 20006-1600

It is proposed that this filing will become effective
(check appropriate box)
☐ immediately upon filing pursuant to paragraph (b)
☒ on November 22, 2021 pursuant to paragraph (b)
☐ 60 days after filing pursuant to paragraph (a)
☐ on (date) pursuant to paragraph (a)
☐ 75 days after filing pursuant to paragraph (a)(2)
☐ on (date) pursuant to paragraph (a)(2) of rule 485.
☐ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

November 22, 2021
Prospectus

Touchstone Funds Group Trust

Class R6
Touchstone Impact Bond Fund	TIMPX

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

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TOUCHSTONE IMPACT BOND FUND SUMMARY

The Fund’s Investment Goal

The Touchstone Impact Bond Fund (the “Fund”) seeks current income.  Capital appreciation is a secondary goal.

The Fund’s Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Class R6 shares of the Fund.  More information is available from your financial professional and in the section titled “Choosing a Class of Shares” in the Fund’s prospectus and Statement of Additional Information ("SAI") on page 15 and 47, respectively. An investor transacting in Class R6 shares, which do not have any front-end sales charge, contingent deferred sales charge, or other asset-based fee for sales or distribution, may be required to pay a commission to a broker for effecting such transactions on an agency basis. Such commissions are not reflected in the table or in the "Example" below.

Class R6
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or the amount redeemed, whichever is less)	None
Wire Redemption Fee	Up to $15
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	0.26%
Distribution and/or Shareholder Service (12b-1) Fees	None
Other Expenses(2)	0.23%
Acquired Fund Fees and Expenses (AFFE)	0.01%
Total Annual Fund Operating Expenses(2)	0.50%
Fee Waiver and/or Expense Reimbursement(3)	(0.12)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(3)	0.38%
(1)Management Fees have been restated to reflect contractual changes to the Fund's Investment Advisory Agreement effective September 1, 2021.
(2)Other Expenses are estimated based on fees and expenses incurred by Institutional Class shares of the Fund and expenses of similar Touchstone Funds. Class R6 shares commenced operations on November 22, 2021. Institutional Class shares of the Fund are offered in a separate prospectus.
(3)Touchstone Advisors, Inc. (the "Advisor" or "Touchstone Advisors") and Touchstone Funds Group Trust (the “Trust”) have entered into a contractual expense limitation agreement whereby Touchstone Advisors will waive a portion of its fees or reimburse certain Fund expenses (excluding dividend and interest expenses relating to short sales; interest; taxes; brokerage commissions and other transaction costs; portfolio transaction and investment related expenses, including expenses associated with the Fund's liquidity providers; other expenditures which are capitalized in accordance with U.S. generally accepted accounting principles; the cost of “Acquired Fund Fees and Expenses,” if any; and other extraordinary expenses not incurred in the ordinary course of business) in order to limit annual Fund operating expenses to 0.37% of average daily net assets for Class R6 shares. This contractual expense limitation is effective through November 29, 2022, but can be terminated by a vote of the Board of Trustees of the Trust (the “Board”) if it deems the termination to be beneficial to the Fund’s shareholders. The terms of the contractual expense limitation agreement provide that Touchstone Advisors is entitled to recoup, subject to approval by the Board, such amounts waived or reimbursed for a period of up to three years from the date on which the Advisor reduced its compensation or assumed expenses for the Fund. The Fund will make repayments to the Advisor only if such repayment does not cause the annual Fund operating expenses (after the repayment is taken into account) to exceed both (1) the expense cap in place when such amounts were waived or reimbursed and (2) the Fund’s current expense limitation.

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same and that all fee waivers or expense limits for the Fund will expire after one year.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

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Class R6
1 Year	$39
3 Years	$148
5 Years	$268
10 Years	$617

Portfolio Turnover.  The Fund pays transaction costs, such as brokerage commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in total annual Fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 21% of the average value of its portfolio.

The Fund’s Principal Investment Strategies

The Fund invests, under normal circumstances, at least 80% of its net assets (including borrowings for investment purposes) in fixed-income securities.  This is a non-fundamental investment policy that can be changed by the Fund upon 60 days’ prior notice to shareholders. Fixed-income securities primarily consist of U.S. government obligations, corporate debt obligations (including non-investment-grade corporate debt obligations), mortgage-backed securities, and asset-backed securities.  U.S. government obligations include direct government obligations and those of government agencies and instrumentalities.  Corporate debt obligations include corporate bonds, debentures, notes and other similar instruments of U.S. corporations.  Investment-grade fixed-income securities include securities rated BBB- or higher by Standard & Poor’s Corporation (“S&P”) or Baa3 or higher by Moody’s Investors Services, Inc. (“Moody’s”) or, if unrated by S&P or Moody’s, determined by the sub-advisor, EARNEST Partners LLC ("EARNEST"), to be of comparable quality. The Fund's investment policies are based on credit ratings at the time of purchase.

The Fund will generally invest at least 90% of its total assets in investment-grade debt securities, but may invest up to 10% of its total assets in non-investment-grade debt securities, which are sometimes referred to as “junk bonds.”

The securities in which the Fund invests may pay interest at fixed rates, variable rates, or subject to reset terms.  In addition, these securities may make principal payments that are fixed, variable, or both.  The Fund may also invest in mortgage dollar rolls and zero coupon securities.  The Fund can invest in securities of any maturity.

EARNEST believes that entities that are cognizant of environmental, social, and governance issues tend to be more successful over time. As a result, EARNEST prefers to invest in government programs and companies that have sustainable operating models and seek to achieve positive aggregate societal impact. The Fund focuses on governmental programs and companies that seek to achieve positive aggregate societal impacts in up to four specific areas: empowering the individual, community development, environmental responsibility, and sustainable infrastructure. Investments may seek to achieve multiple areas of impact. This inclusive approach views positive impact characteristics as additive to an investment’s risk/return profile. When assessing an investment's impact profile, EARNEST considers a wide range of factors, including but not limited to support for economic development, home ownership, and job creation.

The Fund’s Principal Risks

The Fund’s share price will fluctuate. You could lose money on your investment in the Fund and the Fund could also return less than other investments. Investments in the Fund are not bank guaranteed, are not deposits, and are not insured by the FDIC or any other federal government agency.

As with any mutual fund, there is no guarantee that the Fund will achieve its investment goal.  You can find more information about the Fund’s investments and risks under the “Principal Investment Strategies and Risks” section of the Fund’s prospectus. The Fund is subject to the principal risks summarized below.

Fixed-Income Risk: The market value of the Fund’s fixed-income securities responds to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund’s fixed-income securities will decrease in value if interest rates rise and increase in value if interest rates fall. Normally, the longer the maturity or duration of the fixed-income securities the Fund owns, the more sensitive the value of the Fund’s shares will be to changes in interest rates.

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•Asset-Backed Securities Risk: Asset-backed securities are fixed-income securities backed by other assets such as credit card, automobile or consumer loan receivables, retail installment loans, or participations in pools of leases. The values of these securities are sensitive to changes in the credit quality of the underlying collateral, the credit strength of any credit enhancement feature, changes in interest rates, and, at times, the financial condition of the issuer.

•Credit Risk: The fixed-income securities in the Fund’s portfolio are subject to the possibility that a deterioration, whether sudden or gradual, in the financial condition of an issuer, or a deterioration in general economic conditions, could cause an issuer to fail to make timely payments of principal or interest, when due. This may cause the issuer’s securities to decline in value.

•Interest Rate Risk: In general, when interest rates rise, the prices of debt securities fall, and when interest rates fall, the prices of debt securities rise. The price volatility of a debt security also depends on its maturity. Longer-term securities are generally more volatile, so the longer the average maturity or duration of these securities, the greater their price risk. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates that incorporates a security’s yield, coupon, final maturity, and call features, among other characteristics. The longer a fixed-income security’s duration, the more sensitive it will be to changes in interest rates. Maturity, on the other hand, is the date on which a fixed-income security becomes due for payment of principal. Recent and potential future changes in government policy may affect interest rates.

•Investment-Grade Debt Securities Risk: Investment-grade debt securities may be downgraded by a NRSRO to below-investment-grade status, which would increase the risk of holding these securities. Investment-grade debt securities rated in the lowest rating category by a NRSRO involve a higher degree of risk than fixed-income securities with higher credit ratings.

•Mortgage-Backed Securities Risk:  Mortgage-backed securities are fixed-income securities representing an interest in a pool of underlying mortgage loans. Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed-income securities due to the possibility of prepayment of the underlying mortgage loans. Mortgage-backed securities may fluctuate in price based on deterioration in the value of the collateral underlying the pool of mortgage loans, which may result in the collateral being worth less than the remaining principal amount owed on the mortgages in the pool.

•Non-Investment-Grade Debt Securities Risk: Non-investment-grade debt securities are sometimes referred to as “junk bonds” and are considered speculative with respect to their issuers’ ability to make payments of interest and principal. There is a high risk that the Fund could suffer a loss from investments in non-investment-grade debt securities caused by the default of an issuer of such securities. Non-investment-grade debt securities may also be less liquid than investment-grade debt securities.

•Prepayment Risk: The risk that a debt security may be paid off and proceeds reinvested earlier than anticipated. Prepayment impacts both the interest rate sensitivity of the underlying asset, such as an asset-backed or mortgage-backed security and its cash flow projections. Therefore, prepayment risk may make it difficult to calculate the average duration of the Fund’s asset- or mortgage-backed securities which in turn would make it difficult to assess the interest rate risk of the Fund.

•U.S. Government Securities Risk: Certain U.S. government securities are backed by the right of the issuer to borrow from the U.S. Treasury while others are supported only by the credit of the issuer or instrumentality. While the U.S. government is able to provide financial support to U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so. Such securities are generally neither issued nor guaranteed by the U.S. Treasury.

Impact Investing Risk: The Fund’s impact screening criteria may cause the Fund to forgo opportunities to buy certain securities, or forgo opportunities to gain exposure to certain industries, sectors, regions and countries. In addition, the Fund may be required to sell a security when it might otherwise be disadvantageous for it to do so.

Management Risk: In managing the Fund’s portfolio, the Advisor engages one or more sub-advisors to make investment decisions for a portion of or the entire portfolio. There is a risk that the Advisor may be unable to identify and retain sub-advisors who achieve superior investment returns relative to other similar sub-advisors.

Economic and Market Events Risk: Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times, and for varying periods of
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time, result in unusually high market volatility, which could negatively impact the Fund’s performance and cause the Fund to experience illiquidity, shareholder redemptions, or other potentially adverse effects. Reduced liquidity in credit and fixed-income markets could negatively affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.

Mortgage Dollar Roll Risk: Mortgage “dollar rolls” are transactions in which mortgage-backed securities are sold for delivery in the current month and the seller simultaneously contracts to repurchase substantially similar securities on a specified future date. If the broker-dealer to whom the Fund sells the security becomes insolvent, the Fund’s right to repurchase the security may be restricted. Other risks involved in entering into mortgage dollar rolls include the risk that the value of the security may change adversely over the term of the mortgage dollar roll and that the security the Fund is required to repurchase may be worth less than the security that the Fund held.

The Fund’s Performance

On August 1, 2011, the EARNEST Partners Fixed Income Trust (the “Predecessor Fund”), a series of the Nottingham Investment Trust II, was reorganized into the Fund.  Prior to the reorganization, the Predecessor Fund had an investment goal and principal investment strategies similar to those of the Fund.  Performance information presented prior to August 1, 2011 is that of the Predecessor Fund.

Class R6 shares commenced operations on November 22, 2021 and do not have a full calendar year of performance. Class R6 shares would have had substantially similar annual returns to Class A, Class C, Class Y and Institutional Class shares because the shares are invested in the same portfolio of securities and the annual returns differ only to the extent that the share classes do not have the same shareholder fees and operating expenses. Class A, Class C, Class Y and Institutional Class shares are offered in a separate prospectus. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. More recent performance information is available at no cost by visiting TouchstoneInvestments.com or by calling 1.800.543.0407.

Touchstone Impact Bond Fund — Class Y Total Return* as of December 31

*The bar chart illustrates some indication of the risks and volatility of an investment in Class R6 shares of the Fund by showing changes in the Fund’s Class Y shares' performance from calendar year to calendar year. Class R6 shares would have had substantially similar annual returns to Class Y shares because the shares are invested in the same portfolio of securities and the annual returns differ only to the extent that the share classes do not have the same shareholder fees and operating expenses. The bar chart does not reflect any sales charges, which, if reflected, would reduce the returns shown.

Best Quarter:	Second Quarter 2020	3.48%	Worst Quarter:	Fourth Quarter 2016	-2.91%

The calendar year-to-date return for the Fund’s Class Y shares as of September 30, 2021 is -0.87%.

The performance table below illustrates some indication of the risks and volatility of an investment in Class R6 shares of the Fund by showing how the Fund’s average annual total returns for Class A, Class C, Class Y and Institutional Class shares for
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one year, five years, and ten years compare with the Bloomberg Barclays U.S. Aggregate Bond Index. The performance table reflects any applicable sales charges.

After-tax returns are calculated using the highest individual marginal federal income tax rates in effect on a given distribution reinvestment date and do not reflect the impact of state and local taxes. Your actual after-tax returns may differ from those shown and depend on your tax situation. The after-tax returns do not apply to shares held in an individual retirement account ("IRA"), 401(k), or other tax-advantaged account. The after-tax returns shown in the table are for Class Y shares only. The after-tax returns for other classes of shares offered by the Fund will differ from the Class Y shares' after-tax returns. The Return After Taxes on Distributions and Sale of Fund Shares may be greater than other returns for the same period due to a tax benefit of realizing a capital loss on the sale of fund shares.

The inception dates of Class C shares and Institutional Class shares was August 1, 2011. Class C and Institutional Class shares' performance was calculated using the historical performance of Class Y shares for the periods prior to August 1, 2011. Performance for these periods has been restated to reflect the impact of the fees and expenses applicable to Class C and Institutional Class shares.

Average Annual Total Returns*
For the periods ended December 31, 2020

	1 Year	5 Years	10 Years
Touchstone Impact Bond Fund — Class Y
Return Before Taxes	6.71%	4.28%	3.91%
Return After Taxes on Distributions	5.78%	3.12%	2.68%
Return After Taxes on Distributions and Sale of Fund Shares	3.96%	2.76%	2.48%
Touchstone Impact Bond Fund — Class A
Return Before Taxes	4.44%	3.01%	3.13%
Touchstone Impact Bond Fund — Class C
Return Before Taxes	4.68%	3.25%	2.99%
Touchstone Impact Bond Fund — Institutional Class
Return Before Taxes	6.82%	4.38%	4.03%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deductions for fees, expenses or taxes)	7.51%	4.44%	3.84%
*Returns are not presented for Class R6 shares, which commenced operations on November 22, 2021. Performance information for Class R6 shares will be shown when those shares have a full calendar year of operations.  An investor transacting in Class R6 shares may be required to pay a commission to a broker for effecting such transactions on an agency basis. Such commissions will not be reflected in the table.

The Fund’s Management

Investment Advisor

Touchstone Advisors, Inc. serves as the Fund's investment advisor.

Sub-Advisor	Portfolio Managers	Investment Experience with the Predecessor Fund and the Fund	Primary Title with Sub-Advisor
EARNEST Partners LLC	Chris Fitze, CFA	Managing the Fund since 2011; managed the Predecessor Fund since 2006	Partner
	Thomas Venezia, CFA	Managing the Fund since January 2021	Associate Director

Buying and Selling Fund Shares

Minimum Investment Requirements
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	Class R6
	Initial Investment	Additional Investment
Regular Account	$50,000	$50

Class R6 shares held on the Fund’s records require a $50,000 minimum initial investment and have a $50 subsequent investment minimum.  Financial intermediaries may set different minimum initial and additional investment requirements, may impose other restrictions or may charge you fees for their services.

Fund shares may be purchased and sold on days that the New York Stock Exchange is open for trading. Shares may be purchased or sold by writing to Touchstone Securities at P.O. Box 9878, Providence, Rhode Island 02940, calling 1.800.543.0407, or visiting the Touchstone Funds’ website: TouchstoneInvestments.com. You may only sell shares over the telephone or via the Internet if the value of the shares sold is less than or equal to $100,000. Shares held in IRA accounts and qualified retirement plans cannot be sold via the Internet. If your shares are held by a processing organization or financial intermediary you will need to follow its purchase and redemption procedures. For more information about buying and selling shares see the “Investing with Touchstone” section of the Fund’s prospectus or call 1.800.543.0407.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains except when shares are held through a tax-advantaged account, such as a 401(k) plan or an IRA. Withdrawals from a tax-advantaged account, however, may be taxable.

Financial Intermediary Compensation

If you purchase shares in the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.
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PRINCIPAL INVESTMENT STRATEGIES AND RISKS

This prospectus applies to Class R6 shares of the Touchstone Impact Bond Fund (the “Fund”).

How Does the Fund Implement its Investment Goal?
The investment objective(s) and principal investment strategies of the Fund are described in the "Principal Investment Strategies" section above.

The Fund's sub-advisor, EARNEST Partners LLC ("EARNEST"), employs a bottom–up investment process, which focuses on the analysis of individual securities, that seeks to maximize duration-adjusted total return by investing in market sectors or securities it considers undervalued for their risk characteristics. EARNEST seeks to accomplish this through the implementation of a proprietary “Meta Data” Framework, fundamental review and risk management process. The first step involves a screening of the investable universe applying EARNEST’s proprietary Meta Data Framework, which evaluates expected yield levels for various sectors and securities in comparison to actual yield levels. The Meta Data Framework analysis incorporates such factors as quality, duration, and structure. The second step involves in-depth, fundamental security analysis which focuses on credit risk, cash flow risk, credit spread volatility, the historical yield relationship between a security and the corresponding benchmark, and current market technical forces (e.g., supply and demand factors, liquidity, and price relative to par value).

EARNEST believes that entities that are cognizant of environmental, social, and governance issues tend to be more successful over time. As a result, EARNEST prefers to invest in government programs and companies that have sustainable operating models and seek to achieve positive aggregate societal impact. The Fund focuses on governmental programs and companies that seek to achieve positive aggregate societal impacts in up to four specific areas: empowering the individual, community development, environmental responsibility, and sustainable infrastructure. Investments may seek to achieve multiple areas of impact. This inclusive approach views positive impact characteristics as additive to an investment’s risk/return profile. When assessing an investment's impact profile, EARNEST considers a wide range of factors, including but not limited to support for economic development, home ownership, and job creation.

Can the Fund Depart From its Principal Investment Strategies?

The Fund’s investment goal is non-fundamental, and may be changed by the Trust’s Board of Trustees (the "Board") without shareholder approval.  Shareholders will be notified at least 60 days before any change takes effect.

The investments and strategies described throughout this prospectus are those that the Fund uses under normal circumstances.  During unusual economic or market conditions, or for temporary defensive purposes, the Fund may invest up to 100% of its assets in cash, repurchase agreements, and short-term obligations (i.e., fixed and variable rate securities and high quality debt securities of corporate and government issuers) that would not ordinarily be consistent with the Fund’s goals.  This defensive investing may increase the Fund’s taxable income, and when the Fund is invested defensively, it may not achieve its investment goal.  The Fund will do so only if the Fund’s sub-advisor believes that the risk of loss in using the Fund’s normal strategies and investments outweighs the opportunity for gains.  Of course, there can be no guarantee that the Fund will achieve its investment goal.

Portfolio Composition

80% Investment Policy. The Fund has adopted a policy to invest, under normal circumstances, at least 80% of the value of its “assets” in certain types of investments suggested by its name (the “80% Policy”). For purposes of this 80% Policy, the term “assets” means net assets plus the amount of borrowings for investment purposes. The Fund must comply with its 80% Policy at the time the Fund invests its assets. Accordingly, when the Fund no longer meets the 80% requirement as a result of circumstances beyond its control, such as changes in the value of portfolio holdings, it would not have to sell its holdings but would have to make any new investments in such a way as to comply with the 80% Policy.

Does the Fund Have Other Investment Strategies in Addition to its Principal Investment Strategies?

General. In addition to the investments and strategies described in this prospectus, the Fund may invest in other securities, use other strategies and engage in other investment practices. These permitted investments and strategies are described in detail in the Fund’s Statement of Additional Information (“SAI”).

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Other Investment Companies.  The Fund may invest in securities issued by other investment companies to the extent permitted by the 1940 Act, the rules thereunder and applicable Securities and Exchange Commission (“SEC”) staff interpretations thereof, or applicable exemptive relief granted by the SEC.

Lending of Portfolio Securities. The Fund may lend its portfolio securities to brokers, dealers, and financial institutions under guidelines adopted by the Board, including a requirement that the Fund must receive collateral equal to no less than 100% of the market value of the securities loaned. The risk in lending portfolio securities, as with other extensions of credit, consists of possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities, the Advisor will consider all relevant facts and circumstances, including the creditworthiness of the borrower. More information on securities lending is available in the SAI.

ReFlow Liquidity Program. The Fund may participate in the ReFlow liquidity program, which is designed to provide an alternative liquidity source for mutual funds experiencing net redemptions of their shares. Pursuant to the program, ReFlow Fund, LLC (“ReFlow”) provides participating mutual funds with a source of cash to meet net shareholder redemptions by standing ready each business day to purchase Fund shares up to the value of the net shares redeemed by other shareholders that are to settle the next business day. Following purchases of Fund shares, ReFlow then generally redeems those shares when the Fund experiences net sales, at the end of a maximum holding period determined by ReFlow, or at other times at ReFlow’s discretion. While ReFlow holds Fund shares, it will have the same rights and privileges with respect to those shares as any other shareholder. In the event the Fund uses the ReFlow service, the Fund will pay a fee to ReFlow each time ReFlow purchases Fund shares, calculated by applying to the purchase amount a fee rate determined through an automated daily auction among participating mutual funds. ReFlow’s purchases of Fund shares through the liquidity program are made on an investment-blind basis without regard to the Fund’s objective, policies or anticipated performance. In accordance with federal securities laws, ReFlow is prohibited from acquiring more than 3% of the outstanding voting securities of the Fund.

What are the Principal Risks of Investing in the Fund?

The following is a list of principal risks that may apply to your investment in the Fund.  Further information about investment risks is available in the Fund’s SAI:

Fixed Income Risk: The market value of the Fund’s fixed-income securities responds to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund’s fixed-income securities will decrease in value if interest rates rise and increase in value if interest rates fall. Normally, the longer the maturity or duration of the fixed-income securities the Fund owns, the more sensitive the value of the Fund’s shares will be to changes in interest rates. The fixed-income securities market has been and may continue to be negatively affected by the novel coronavirus (COVID-19) pandemic. As with other serious economic disruptions, governmental authorities and regulators are responding to this crisis with significant fiscal and monetary policy changes, including considerably lowering interest rates, which, in some cases could result in negative interest rates. These actions, including their possible unexpected or sudden reversal or potential ineffectiveness, could further increase volatility in securities and other financial markets and reduce market liquidity. To the extent the Fund has a bank deposit or holds a debt instrument with a negative interest rate to maturity, the fund would generate a negative return on that investment. Similarly, negative rates on investments by money market funds and similar cash management products could lead to losses on investments, including on investments of the fund's uninvested cash.

•Asset-Backed Securities Risk: Asset-backed securities are fixed income securities backed by other assets such as credit card, automobile or consumer loan receivables, retail installment loans, or participations in pools of leases. Credit support for these securities may be based on the structural features such as subordination or overcollateralization and/or provided through credit enhancements by a third party. Even with a credit enhancement by a third party, there is still risk of loss. There could be inadequate collateral or no collateral for asset-backed securities. The values of these securities are sensitive to changes in the credit quality of the underlying collateral, the credit strength of the credit enhancement, changes in interest rates, and, at times, the financial condition of the issuer. Some asset-backed securities also may receive prepayments that can change the securities’ effective durations.

•Credit Risk: The fixed-income securities in the Fund’s portfolio are subject to the possibility that a deterioration, whether sudden or gradual, in the financial condition of an issuer, or a deterioration in general economic conditions, could cause an issuer to fail to make timely payments of principal or interest when due. This may cause the issuer’s securities to decline in value. Credit risk is particularly relevant to those portfolios that invest a significant amount of their assets in non-investment grade (or "junk") bonds or lower-rated securities.

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•Interest Rate Risk: The market price of debt securities is generally linked to the prevailing market interest rates. In general, when interest rates rise, the prices of debt securities fall, and when interest rates fall, the prices of debt securities rise. The price volatility of a debt security also depends on its maturity. Longer-term securities are generally more volatile, so the longer the average maturity or duration of these securities, the greater their price risk. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates that incorporates a security’s yield, coupon, final maturity, and call features, among other characteristics. The longer a fixed-income security’s duration, the more sensitive it will be to changes in interest rates. Specifically, duration is the change in the value of a fixed-income security that will result from a 1% change in interest rates, and generally is stated in years. For example, as a general rule a 1% rise in interest rates means a 1% fall in value for every year of duration. Maturity, on the other hand, is the date on which a fixed-income security becomes due for payment of principal. There may be less governmental intervention in the securities markets in the near future. An increase in interest rates could negatively impact a Fund’s net asset value. Recent and potential future changes in government monetary policy may affect the level of interest rates.

•Investment-Grade Debt Securities Risk: Investment-grade debt securities may be downgraded by a NRSRO to below-investment-grade status, which would increase the risk of holding these securities. Investment-grade debt securities rated in the lowest rating category by a NRSRO involve a higher degree of risk than fixed-income securities with higher credit ratings. While such securities are considered investment-grade quality and are deemed to have adequate capacity for payment of principal and interest, such securities lack outstanding investment characteristics and may share certain speculative characteristics with non-investment-grade securities.

•Mortgage-Backed Securities Risk: Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage re-financings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average duration of the Fund’s mortgage-backed securities and, therefore, to fully assess the interest rate risk of the Fund. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to the Fund. The risk of such defaults is generally higher in the cases of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with lower capacity to make timely payments on their mortgages. In addition, mortgage-backed securities may fluctuate in price based on deterioration in the perceived or actual value of the collateral underlying the pool of mortgage loans, typically residential or commercial real estate, which may result in negative amortization or negative equity meaning that the value of the collateral would be worth less than the remaining principal amount owed on the mortgages in the pool. The mortgage-backed securities market has been and may continue to be negatively affected by the novel coronavirus (COVID-19) pandemic. The U.S. government, its agencies or its instrumentalizes may implement initiatives in response to the economic impacts of the novel coronavirus (COVID-19) pandemic applicable to federally backed mortgage loans. These initiatives could involve forbearance of mortgage payments or suspension or restrictions of foreclosures and evictions. The Fund cannot predict with certainty the extent to which such initiatives or the economic effects of the pandemic generally may affect rates of prepayment or default or adversely impact the value of the Fund's investments in securities in the mortgage industry as a whole.

•Non-Investment-Grade Debt Securities Risk: Non-investment-grade debt securities are sometimes referred to as “junk bonds” and are considered speculative with respect to their issuers’ ability to make payments of interest and principal. There is a high risk that a Fund could suffer a loss from investments in non-investment-grade debt securities caused by the default of an issuer of such securities. Part of the reason for this high risk is that non-investment-grade debt securities are generally unsecured and therefore, in the event of a default or bankruptcy, holders of non-investment-grade debt securities generally will not receive payments until the holders of all other debt have been paid. Non-investment-grade debt securities may also be less liquid than investment-grade debt securities.

•Prepayment Risk: Prepayment risk is the risk that a debt security may be paid off and proceeds invested earlier than anticipated. Prepayment risk is more prevalent during periods of falling interest rates. Prepayment impacts both the interest rate sensitivity of the underlying asset, such as an asset-backed or mortgage-backed security, and its cash flow projections. Therefore, prepayment risk may make it difficult to calculate the average duration of the Fund's asset- or mortgage-backed securities which in turn would make it difficult to assess the interest rate risk of the Fund.
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•U.S. Government Securities Risk: Certain U.S. government agency securities are backed by the right of the issuer to borrow from the U.S. Treasury while others are supported only by the credit of the issuer or instrumentality. While the U.S. government is able to provide financial support to U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so. Such securities are generally neither issued nor guaranteed by the U.S. Treasury.

Impact Investing Risk: The Fund’s impact screening criteria may cause the Fund to forgo opportunities to buy certain securities, or forgo opportunities to gain exposure to certain industries, sectors, regions and countries. In addition, the Fund may be required to sell a security when it might otherwise be disadvantageous for it to do so.

Management Risk:  In managing a Fund’s portfolio, the Advisor may engage one or more sub-advisors to make investment decisions on a portion of or the entire portfolio.  There is a risk that the Advisor may be unable to identify and retain sub-advisors who achieve superior investment returns relative to other similar sub-advisors.  The value of your investment may decrease if the sub-advisor incorrectly judges the attractiveness, value, or market trends affecting a particular security, issuer, industry, or sector.

Economic and Market Events Risk: Events in certain sectors historically have resulted, and may in the future result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. These events have included, but are not limited to: bankruptcies, corporate restructurings, and other similar events; governmental efforts to limit short selling and high frequency trading; measures to address U.S. federal and state budget deficits; social, political, and economic instability in Europe; economic stimulus by the Japanese central bank; dramatic changes in energy prices and currency exchange rates; and China’s economic slowdown. Interconnected global economies and financial markets increase the possibility that conditions in one country or region might adversely impact issuers in a different country or region. Both domestic and foreign equity markets have experienced increased volatility and turmoil, with issuers that have exposure to the real estate, mortgage, and credit markets particularly affected. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.

In addition, relatively high market volatility and reduced liquidity in credit and fixed-income markets may negatively affect many issuers worldwide. Actions taken by the U.S. Federal Reserve (“Fed”) or foreign central banks to stimulate or stabilize economic growth, such as interventions in currency markets, could cause high volatility in the equity and fixed-income markets. Reduced liquidity may result in less money being available to purchase raw materials, goods, and services from emerging markets, which may, in turn, bring down the prices of these economic staples. It may also result in emerging-market issuers having more difficulty obtaining financing, which may, in turn, cause a decline in their securities prices.

In addition, while interest rates have been unusually low in recent years in the United States and abroad, any decision by the Fed to adjust the target fed funds rate, among other factors, could cause markets to experience continuing high volatility. A significant increase in interest rates may cause a decline in the market for equity securities. Also, regulators have expressed concern that rate increases may contribute to price volatility. These events and the possible resulting market volatility may have an adverse effect on the Fund.

Political turmoil within the United States and abroad may also impact the Fund. Although the U.S. government has honored its credit obligations, it remains possible that the United States could default on its obligations. While it is impossible to predict the consequences of such an unprecedented event, it is likely that a default by the United States would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of the Fund’s investments. Similarly, political events within the United States at times have resulted, and may in the future result, in a shutdown of government services, which could negatively affect the U.S. economy, decrease the value of many Fund investments, and increase uncertainty in or impair the operation of the U.S. or other securities markets. The U.S. is also considering significant new investments in infrastructure which, coupled with lower federal taxes, could lead to increased government borrowing and higher interest rates. While these proposed policies are going through the political process, the equity and debt markets may react strongly to expectations, which could increase volatility, especially if the market’s expectations for changes in government policies are not borne out. The U.S. is also renegotiating many of its global trade relationships and has imposed or threatened to impose significant import tariffs. These actions could lead to price volatility and overall declines in U.S. and global investment markets.

An epidemic outbreak and governments’ reactions to such an outbreak could cause uncertainty in the markets and may adversely affect the performance of the global economy. An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread globally ("COVID-19"). This coronavirus has resulted in closing borders, enhanced health screenings, disruptions to healthcare service preparation and delivery, quarantines, cancellations, and
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disruptions to supply chains and consumer activity, as well as general concern and uncertainty. The impact of this coronavirus may be short term or may last for an extended period of time and has resulted in a substantial economic downturn. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks. The impact of this outbreak, and other epidemics and pandemics that may arise in the future, could continue to negatively affect the worldwide economy, as well as the economies of individual countries, individual companies, including certain Fund service providers and issuers of the Fund's investments, and the market in general in significant and unforeseen ways. Any such impact could adversely affect the Fund’s performance, the performance of the securities in which the Fund invests and may lead to losses on your investment in the Fund.

The United States has responded to the COVID-19 pandemic and resulting economic distress with fiscal and monetary stimulus packages. In late March 2020, the government passed the Coronavirus Aid, Relief, and Economic Security Act (the “CARES Act”), a stimulus package providing for over $2.2 trillion in resources to small businesses, state and local governments, and individuals that have been adversely impacted by the COVID-19 pandemic. In late December 2020, the government also passed a spending bill that included $900 billion in stimulus relief for the COVID-19 pandemic. Further, in March 2021, the government passed the American Rescue Plan Act of 2021, a $1.9 trillion stimulus bill to accelerate the United States’ recovery from the economic and health effects of the COVID-19 pandemic. In addition, in mid-March 2020, the U.S. Federal Reserve (“Fed”) cut interest rates to historically low levels and announced a new round of quantitative easing, including purchases of corporate and municipal government bonds. The Fed also enacted various programs to support liquidity operations and funding in the financial markets, including expanding its reverse repurchase agreement operations, adding $1.5 trillion of liquidity to the banking system; establishing swap lines with other major central banks to provide dollar funding; establishing a program to support money market funds; easing various bank capital buffers; providing funding backstops for businesses to provide bridging loans for up to four years; and providing funding to help credit flow in asset-backed securities markets. The Fed also plans to extend credit to small- and medium-sized businesses.

Political and military events, including in North Korea, Venezuela, Iran, Syria, and other areas of the Middle East, and nationalist unrest in Europe and South America, also may cause market disruptions. In addition, there is a risk that the prices of goods and services in the United States and many foreign economies may decline over time, known as deflation. Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely. If a country’s economy slips into a deflationary pattern, it could last for a prolonged period and may be difficult to reverse.

Mortgage Dollar Roll Risk: Mortgage “dollar rolls” are transactions in which mortgage-backed securities are sold for delivery in the current month and the seller simultaneously contracts to repurchase substantially similar securities on a specified future date. The difference between the sale price and the purchase price (plus any interest earned on the cash proceeds of the sale) is netted against the interest income foregone on the securities sold to arrive at an implied borrowing rate. Alternatively, the sale and purchase transactions can be executed at the same price, with the Fund being paid a fee as consideration for entering into the commitment to purchase. If the broker-dealer to whom the Fund sells the security becomes insolvent, the Fund’s right to repurchase the security may be restricted. Other risks involved in entering into mortgage dollar rolls include the risk that the value of the security may change adversely over the term of the mortgage dollar roll and that the security the Fund is required to repurchase may be worth less than the security that the Fund originally held.

Where Can I Find Information About the Fund’s Portfolio Holdings Disclosure Policies?

A description of the Fund’s policies and procedures for disclosing portfolio securities to any person is available in the SAI and can also be found on the Fund’s website at TouchstoneInvestments.com.

THE FUND’S MANAGEMENT

Investment Advisor

Touchstone Advisors, Inc. ("Touchstone Advisors")
303 Broadway, Suite 1100, Cincinnati, Ohio 45202

Touchstone Advisors has been a registered investment advisor since 1994. As of September 30, 2021, Touchstone Advisors had approximately $35.4 billion in assets under management. As the Fund’s investment advisor, Touchstone Advisors reviews, supervises, and administers the Fund’s investment programs and also ensures compliance with the Fund’s investment policies and guidelines.

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Touchstone Advisors is responsible for selecting the Fund’s sub-advisor(s), subject to approval by the Board.  Touchstone Advisors selects a sub-advisor that has shown good investment performance in its areas of expertise.  Touchstone Advisors considers various factors in evaluating a sub-advisor, including:

•Level of knowledge and skill;
•Performance as compared to its peers or benchmark;
•Consistency of performance over 5 years or more;
•Level of compliance with investment rules and strategies;
•Employees, facilities and financial strength; and
•Quality of service.

Touchstone Advisors will also continually monitor each sub-advisor’s performance through various analyses and through in-person, telephone, and written consultations with a sub-advisor.  Touchstone Advisors discusses its expectations for performance with each sub-advisor and provides evaluations and recommendations to the Board of Trustees, including whether or not a sub-advisor’s contract should be renewed, modified, or terminated.

The SEC has granted an exemptive order that permits Touchstone Funds Group Trust (the “Trust”) or Touchstone Advisors, under certain conditions, to select or change unaffiliated sub-advisors, enter into new sub-advisory agreements, or amend existing sub-advisory agreements without first obtaining shareholder approval.  The Fund must still obtain shareholder approval of any sub-advisory agreement with a sub-advisor affiliated with the Trust or Touchstone Advisors other than by reason of serving as a sub-advisor to one or more Touchstone Funds. Shareholders of the Fund will be notified of any changes in its sub-advisor.

Two or more sub-advisors may manage the Fund, from time to time, with each managing a portion of the Fund’s assets.  If the Fund has more than one sub-advisor, Touchstone Advisors allocates how much of the Fund’s assets are managed by each sub-advisor. Touchstone Advisors may change these allocations from time to time, often based upon the results of its evaluations of the sub-advisors.

Touchstone Advisors is also responsible for running all of the operations of the Fund, except those that are subcontracted to a sub-advisor, custodian, transfer agent, sub-administrative agent or other parties.  For its services, Touchstone Advisors is entitled to receive an investment advisory fee from the Fund at an annualized rate, based on the average daily net assets of the Fund.  The Annual Fee Rate below is the fee paid to Touchstone Advisors by the Fund, net of any advisory fee waivers and/or expense reimbursements, for the fiscal year ended September 30, 2020. Touchstone Advisors pays sub-advisory fees to each sub-advisor from its advisory fee.

Fund	Net Annual Fee Rate as a % of Average Daily Net Assets
Impact Bond Fund*	0.30%
*Effective September 1, 2021, the Fund's investment advisory fee was reduced to an annualized rate of 0.30% on the first $200 million of assets and 0.225% on assets over $200 million. Prior to September 1, 2021, the Fund paid the Advisor an advisory fee at an annualized rate of 0.35% on all assets.

Advisory and Sub-Advisory Agreement Approval. A discussion of the basis for the Board's approval of the Funds’ advisory and sub-advisory agreements can be found in the Trust’s March 31, 2021 semi-annual report.

Additional Information

The Trustees of the Trust oversee generally the operations of the Fund and the Trust. The Trust enters into contractual arrangements with various parties, including, among others, the Funds' investment advisor, custodian, transfer agent, accountants and distributor, who provide services to the Fund. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any such individual shareholder or group of shareholders any right to enforce the terms of the contractual arrangements against the service providers or to seek any remedy under the contractual arrangements against the service providers, either directly or on behalf of the Trust.

This prospectus provides information concerning the Trust and the Fund that you should consider in determining whether to purchase shares of the Fund. The Fund may make changes to this information from time to time. Neither this prospectus, the SAI or any document filed as an exhibit to the Trust’s registration statement, is intended to, nor does it, give rise to an agreement or contract between the Trust or the Fund and its shareholders, or give rise to any contract or other rights in any such
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individual shareholder, group of shareholders or other person other than any rights conferred explicitly by federal or state securities laws that may not be waived.

Sub-Advisor and Portfolio Managers

Listed below is the sub-advisor and its portfolio managers that have responsibility for the day-to-day management of the Fund. A brief biographical description of each portfolio manager is also provided. The SAI provides additional information about the portfolio managers’ investments in the Fund, a description of their compensation structure, and information regarding other accounts that they manage.

EARNEST Partners LLC (“EARNEST”), located at 1180 Peachtree Street, Suite 2300, Atlanta, Georgia, 30309, serves as the sub-advisor to the Impact Bond Fund. As the sub-advisor, EARNEST makes investment decisions for the Fund and also monitors compliance with the Fund's investment policies and guidelines. EARNEST was founded in 1998 and is independently owned and operated.  EARNEST is controlled by Paul E. Viera. Westchester Limited, LLC owns greater than 75% of EARNEST and is controlled by Paul E. Viera. As of September 30, 2021, EARNEST had approximately $28 billion in assets under management.

Chris Fitze, CFA, Partner, is part of the Investment Management team and has been with EARNEST since 2003 and is jointly and primarily responsible for the management of the Fund.  He has over 10 years of investment experience.

Thomas Venezia, CFA, Associate Director, has been with EARNEST since 2014 and is jointly and primarily responsible for the management of the Fund. His prior experience includes seven years with GenOn Energy Management (acquired by NRG) where he was responsible for hedging the company’s fuel liabilities and utility assets and managing risk with respect to the company’s proprietary trade books. He has over 13 years of investment experience.

CHOOSING A CLASS OF SHARES

Share Class Offerings.  Each class of shares has different sales charges and distribution fees.  The amount of sales charges and distribution fees you pay will depend on which class of shares you decide to purchase. This prospectus relates to Class R6 shares of the Fund. Class A, Class C, Class Y and Institutional Class shares of the Fund are offered in a separate prospectus.

Class R6 Shares

No dealer compensation is paid from the sale of Class R6 shares of the Fund. Class R6 shares of the Fund are sold at NAV and do not pay a sales charge, Rule 12b-1 fee, impose a contingent deferred sales charge ("CDSC"), or make payments to financial intermediaries/broker-dealers for assisting Touchstone Securities, Inc. (the Fund's distributor) in promoting the sales of the Fund's shares. In addition, neither the Fund nor its affiliates make any type of administrative, service, relationship, or revenue sharing payments in connection with Class R6 shares. An investor transacting in Class R6 shares may be required to pay a commission to a broker for effecting such transactions on an agency basis.

INVESTING WITH TOUCHSTONE

Choosing the Appropriate Investments to Match Your Goals.  Investing well requires a plan.  We recommend that you meet with your financial advisor to plan a strategy that will best meet your financial goals.

Purchasing Your Shares

Please read this prospectus carefully and then determine how much you want to invest.

Subject to the restrictions on new accounts described in the section of this prospectus entitled “Buying and Selling Fund Shares,” you may purchase shares of the Fund directly from Touchstone Securities, Inc. or through your financial intermediary.

In order to open an account you must complete an investment application. You can obtain an investment application from Touchstone Securities, your financial advisor or other financial intermediary, or by visiting TouchstoneInvestments.com.  You may purchase shares in the Fund on a day when the New York Stock Exchange ("NYSE") is open for trading ("Business Day"). Currently, the NYSE is normally open for trading every weekday except: (1) in the event of an emergency, or (2) for the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day,
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Independence Day, Labor Day, Thanksgiving Day and Christmas Day. For more information about how to purchase shares, call Touchstone Securities at 1.800.543.0407.

Investor Alert:  Each Touchstone Fund reserves the right to restrict or reject any purchase request, including exchanges from other Touchstone Funds, which it regards as disruptive to efficient portfolio management.  For example, a purchase request could be rejected because of the timing of the investment or because of a history of excessive trading by the investor.  (See “Market Timing Policy” in this prospectus.)  Touchstone Securities may change applicable initial and additional investment minimums at any time.

Opening an Account

Important Information About Procedures for Opening an Account. Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account.  What this means for you: When you open an account, we will ask for your name, residential address, date of birth, government identification number and other information that will allow us to identify you.  We may also ask to see your driver’s license or other identifying documents.  If we do not receive these required pieces of information, there will be a delay in processing your investment request, which could subject your investment to market risk.  If we are unable to immediately verify your identity, the Fund may restrict further investment until your identity is verified.  However, if we are unable to completely verify your identity through our verification process, the Fund reserves the right to close your account without notice and return your investment to you at the price determined at the end of business (typically 4:00 p.m. Eastern time or at such other time that the NYSE establishes official closing prices), on the day that your account is closed.  If we close your account because we are unable to completely verify your identity, your investment will be subject to market fluctuation, which could result in a loss of a portion of your principal investment.

Investing in the Fund

By mail or through your financial advisor

•Please make your check (drawn on a U.S. bank and payable in U.S. dollars) payable to the Touchstone Funds.  We do not accept third party checks for initial investments.
•Send your check with the completed investment application by regular mail to Touchstone Investments, P.O. Box 9878, Providence, Rhode Island 02940, or by overnight mail to Touchstone Investments, c/o BNY Mellon Investment Servicing (US) Inc., 4400 Computer Drive, Westborough, Massachusetts 01581.
•Your application will be processed subject to your check clearing.  If your check is returned for insufficient funds or uncollected funds, you may be charged a fee and you will be responsible for any resulting loss to the Fund.
•You may also open an account through your financial advisor.

By wire or Automated Clearing House (“ACH”)

•You may open an account by purchasing shares by wire or ACH transfer.  Call Touchstone Investments at 1.800.543.0407 for wire or ACH instructions.
•Touchstone Securities will not process wire or ACH purchases until it receives a completed investment application.
•There is no charge imposed by the Fund to make a wire or ACH purchase.  Your bank, financial intermediary or processing organization may charge a fee to send a wire or ACH purchase to Touchstone Securities.

Through your financial intermediary

•You may invest in certain share classes by establishing an account through financial intermediaries that have appropriate selling agreements with Touchstone Securities.
•Your financial intermediary will act as the shareholder of record of your shares.
•Financial intermediaries may set different minimum initial and additional investment requirements, may impose other restrictions or may charge you fees for their services.
•Financial intermediaries may designate intermediaries to accept purchase and sales orders on the Fund’s behalf.
•Your financial intermediaries may receive compensation from the Fund, Touchstone Securities, Touchstone Advisors or their affiliates.
•Before investing in the Fund through your financial intermediary, you should read any materials provided by your financial intermediary together with this prospectus.

By exchange. Touchstone Funds may be exchanged pursuant to the exchange rules outlined below:

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•Class R6 shares may be exchanged into Class R6 shares of any other Touchstone Fund at NAV, although Touchstone Funds that are closed to new investors may not accept exchanges.
•Class R6 shareholders who are eligible to invest in Institutional Class shares are eligible to exchange their Class R6 shares for Institutional Class shares of the same Fund, if offered in their state, and such an exchange can be accommodated by their financial intermediary.
•Please see the Fund's SAI for more information under “Choosing a Class of Shares.”

Before making an exchange of your Fund shares, you should carefully review the disclosure provided in the prospectus relating to the Fund into which you are exchanging. Touchstone Funds that are closed to new investors may not accept exchanges. You do not have to pay any exchange fee for your exchange, but if you exchange from a Fund with a lower load schedule to a Fund with a higher load schedule you may be charged the load differential.

You may realize a taxable gain if you exchange shares of the Fund for shares of another Fund.  See “Distributions and Taxes — Federal Income Tax Information” for more information and the federal income tax consequences of such an exchange.

Through retirement plans. You may invest in certain Funds through various retirement plans.  These include individual retirement plans and employer sponsored retirement plans.

Individual Retirement Plans

•Traditional IRAs
•SIMPLE IRAs
•Spousal IRAs
•Roth IRAs
•Education IRAs
•SEP IRAs

Employer Sponsored Retirement Plans

•Defined benefit plans
•Defined contribution plans (including 401(k) plans, profit sharing plans and money purchase plans)
•457 plans

To determine which type of retirement plan is appropriate for you, please contact your tax advisor.

For further information about any of the plans, agreements, applications and annual fees, contact Touchstone at 1.800.543.0407 or contact your financial intermediary.

Through a processing organization. You may also purchase shares of the Fund through a “processing organization,” (e.g., a mutual fund supermarket) which is a broker-dealer, bank or other financial institution that purchases shares for its customers.  Some of the Touchstone Funds have authorized certain processing organizations (“Authorized Processing Organizations”) to receive purchase and sales orders on their behalf.  Before investing in the Fund through a processing organization, you should read any materials provided by the processing organization together with this prospectus.  You should also ask the processing organization if they are authorized by Touchstone Securities to receive purchase and sales orders on their behalf.  If the processing organization is not authorized, then your purchase order could be rejected which could subject your investment to market risk.  When shares are purchased through an Authorized Processing Organization, there may be various differences compared to investing directly with Touchstone Securities.  The Authorized Processing Organization may:

•Charge a fee for its services
•Act as the shareholder of record of the shares
•Set different minimum initial and additional investment requirements
•Impose other charges and restrictions
•Designate intermediaries to accept purchase and sales orders on the Fund’s behalf

Touchstone Securities considers a purchase or sales order as received when an Authorized Processing Organization, or its authorized designee, receives the order in proper form.

Shares held through an Authorized Processing Organization may be transferred into your name following procedures established by your Authorized Processing Organization and Touchstone Securities.  Certain Authorized Processing
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Organizations may receive compensation from the Fund, Touchstone Securities, Touchstone Advisors or their affiliates. It is the responsibility of an Authorized Processing Organization to transmit properly completed orders so that they will be received by Touchstone Securities in a timely manner.

Pricing of Purchases

Purchase orders received in proper form by Touchstone Securities, an Authorized Processing Organization, or a financial intermediary, by the close of the regular session of trading on the NYSE, typically 4:00 p.m. Eastern time or at such other time that the NYSE establishes official closing prices, are processed at that day’s public offering price (NAV plus any applicable sales charge). Purchase orders received after the close of the regular session of trading on the NYSE are processed at the public offering price determined on the following business day. It is the responsibility of the financial intermediary or Authorized Processing Organization to transmit orders that will be received by Touchstone Securities in proper form and in a timely manner.

Adding to Your Account

By check

•Complete the investment form provided with a recent account statement.
•Make your check (drawn on a U.S. bank and payable in U.S. dollars) payable to Touchstone Funds.
•Write your account number on the check.
•Either mail the check with the investment form to (1) Touchstone Securities; or (2) to your financial intermediary at the address printed on your account statement. Your financial advisor or financial intermediary is responsible for forwarding payment promptly to Touchstone Securities.
•If your check is returned for insufficient funds or uncollected funds, you may be charged a fee and you will be responsible for any resulting loss to the Fund.

Through Touchstone Securities - By telephone or Internet

•You can exchange your shares over the telephone by calling Touchstone Securities at 1.800.543.0407, unless you have specifically declined this option. If you do not wish to have this ability, you must mark the appropriate section of the investment application.
•You may also exchange your shares online via the Touchstone Funds’ website TouchstoneInvestments.com. You may only sell shares over the telephone or via the Internet if the value of the shares sold is less than or equal to $100,000.
•In order to protect your investment assets, Touchstone Securities will only follow instructions received by telephone that it reasonably believes to be genuine. However, there is no guarantee that the instructions relied upon will always be genuine and Touchstone Securities will not be liable, in those cases. Touchstone Securities has certain procedures to confirm that telephone instructions are genuine. If it does not follow such procedures in a particular case, it may be liable for any losses due to unauthorized or fraudulent instructions. Some of these procedures may include:

•Requiring personal identification.
•Making checks payable only to the owner(s) of the account shown on Touchstone Securities’ records.
•Mailing checks only to the account address shown on Touchstone Securities’ records.
•Directing wires only to the bank account shown on Touchstone Securities’ records.
•Providing written confirmation for transactions requested by telephone.
•Digitally recording instructions received by telephone.

By wire or ACH

•Contact your bank and ask it to wire or ACH funds to Touchstone Securities.  Specify your name and account number when remitting the funds.
•Your bank may charge a fee for handling wire transfers.  ACH transactions take 2-3 business days but can be transferred from most banks without a fee.
•If you hold your shares directly with Touchstone Securities and have ACH instructions on file for your non-retirement individual or joint account you may initiate a purchase transaction through the Touchstone Funds’ website at TouchstoneInvestments.com.
•Purchases in the Funds will be processed at that day’s NAV (or public offering price, if applicable) if Touchstone Securities receives a properly executed wire or ACH by the close of the regular session of trading on the NYSE,
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typically 4:00 p.m. Eastern time or at such other time that the NYSE establishes official closing prices, on a day when the NYSE is open for regular trading.
•Contact Touchstone Securities or your financial intermediary for further instructions.

By exchange

•You may add to your account by exchanging shares from another Touchstone Fund.
•For information about how to exchange shares among the Touchstone Funds, see “Investing in the Fund - By exchange” in this prospectus.
•Exchange transactions can also be initiated for non-retirement individual or joint accounts via the Touchstone Funds’ website TouchstoneInvestments.com.

Purchases with Securities

Shares may be purchased by tendering payment in-kind in the form of marketable securities, including but not limited to, shares of common stock, provided the acquisition of such securities is consistent with the Fund’s investment goal and is otherwise acceptable to Touchstone Advisors. Transactions of this type are generally a taxable transaction.  Shareholders should consult with their particular tax advisor regarding their personal tax situation.

Automatic Investment Options

The various ways that you can automatically invest in the Fund are outlined below.  Touchstone Securities does not charge any fees for these services.  For further details about these services, call Touchstone Securities at 1.800.543.0407.  If you hold your shares through a financial intermediary or Authorized Processing Organization, please contact them for further details on automatic investment options.

Automatic Investment Plan. You can pre-authorize monthly investments in a Fund of $50 or more to be processed electronically from a checking or savings account.  You will need to complete the appropriate section in the investment application or special account options to do this.  Amounts that are automatically invested in a Fund will not be available for redemption until three business days after the automatic reinvestment.

Reinvestment/Cross Reinvestment. Dividends and capital gains can be automatically reinvested in the Fund that pays them or in another Touchstone Fund within the same class of shares without a fee or sales charge. Dividends and capital gains will be reinvested in the Fund that pays them, unless you indicate otherwise on your investment application. You may also choose to have your dividends or capital gains paid to you in cash if such amounts are greater than $25; lesser amounts will be automatically reinvested in the Fund. Dividends are taxable for federal income tax purposes whether you reinvest such dividends in additional shares of a Fund or choose to receive cash. If you elect to receive dividends and distributions in cash for a non–retirement account and the payment (1) is returned and marked as “undeliverable” or (2) is not cashed for six months, your cash election will be changed automatically and future dividends will be reinvested in the Fund at the per share NAV determined as of the payable date. In addition, any undeliverable checks from non-retirement accounts will be deposited into an account for potential escheatment to your state of residence. Checks from open non-retirement accounts that are not cashed for six months will be cancelled and then reinvested in the Fund at the per share NAV determined as of the date of cancellation. Otherwise, no action will be taken regarding undeliverable or uncashed checks.

Direct Deposit Purchase Plan. You may automatically invest Social Security checks, private payroll checks, pension payouts or any other pre-authorized government or private recurring payments in our Funds.

Dollar Cost Averaging. Our dollar cost averaging program allows you to diversify your investments by investing the same amount on a regular basis.  You can set up periodic automatic exchanges of at least $50 from one Touchstone Fund to any other.  The applicable sales charge, if any, will be assessed.

Selling Your Shares

If you elect to receive your redemption proceeds from a non–retirement account in cash, the payment is not cashed for six months and the account remains open, the redemption check will be cancelled and then reinvested in the Fund at the per share NAV determined as of the date of cancellation. Otherwise, no action will be taken.

Through Touchstone Securities - By telephone or Internet

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•You can sell your shares over the telephone by calling Touchstone Securities at 1.800.543.0407, unless you have specifically declined this option.  If you do not wish to have this ability, you must mark the appropriate section of the investment application.
•You may also sell your shares online via the Touchstone Funds’ website: TouchstoneInvestments.com.
•You may sell shares over the telephone or via the Internet only if the value of the shares sold is less than or equal to $100,000.
•Shares held in qualified retirement plans cannot be sold via Internet.
•If we receive your sale request by the close of the regular session of trading on the NYSE, typically 4:00 p.m. Eastern time or at such other time that the NYSE establishes official closing prices, on a day when the NYSE is open for regular trading, the sale of your shares will be processed at the next determined NAV on that Business Day.  Otherwise it will occur on the next Business Day.
•Interruptions in telephone or Internet service could prevent you from selling your shares when you want to.  When you have difficulty making telephone or Internet sales, you should mail to Touchstone Securities (or send by overnight delivery) a written request for the sale of your shares.
•In order to protect your investment assets, Touchstone Securities will only follow instructions received by telephone that it reasonably believes to be genuine.  However, there is no guarantee that the instructions relied upon will always be genuine and Touchstone Securities will not be liable, in those cases.  Touchstone Securities has certain procedures to confirm that telephone instructions are genuine.  If it does not follow such procedures in a particular case, it may be liable for any losses due to unauthorized or fraudulent instructions.  Some of these procedures may include:

•Requiring personal identification.
•Making checks payable only to the owner(s) of the account shown on Touchstone Securities’ records.
•Mailing checks only to the account address shown on Touchstone Securities’ records.
•Directing wires only to the bank account shown on Touchstone Securities’ records.
•Providing written confirmation for transactions requested by telephone.
•Digitally recording instructions received by telephone.

Through Touchstone Securities - By mail

•Write to Touchstone Securities, P.O. Box 9878, Providence, Rhode Island 02940.
•Indicate the number of shares or dollar amount to be sold.
•Include your name and account number.
•Sign your request exactly as your name appears on your investment application.
•You may be required to have your signature guaranteed.  (See “Signature Guarantees” in this prospectus for more information).

Through Touchstone Securities - By wire

•Complete the appropriate information on the investment application.
•If your proceeds are $1,000 or more, you may request that Touchstone Securities wire them to your bank account.
•You may be charged a fee of up to $15 by a Fund or a Fund’s Authorized Processing Organization for wiring redemption proceeds.  You may also be charged a fee by your bank. Certain institutional shareholders who trade daily are not charged wire redemption fees.
•Your redemption proceeds may be deposited directly into your bank account through an ACH transaction.  There is no fee imposed by the Fund for ACH transactions, however, you may be charged a fee by your bank to receive an ACH transaction.  Contact Touchstone Securities for more information.
•If you hold your shares directly with Touchstone Securities and have ACH or wire instructions on file for your non-retirement account you may transact through the Touchstone Funds’ website at TouchstoneInvestments.com.

Through Touchstone Securities - Through a systematic withdrawal plan

•You may elect to receive, or send to a third party, withdrawals of $50 or more if your account value is at least $5,000.
•Systematic withdrawals can be made monthly, quarterly, semiannually or annually.
•There is no fee for this service.
•There is no minimum account balance required for retirement plans.

Through your financial intermediary or Authorized Processing Organization

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•You may also sell shares by contacting your financial intermediary or Authorized Processing Organization, which may charge you a fee for this service.  Shares held in street name must be sold through your financial intermediary or, if applicable, the Authorized Processing Organization.
•Your intermediary or Authorized Processing Organization is responsible for making sure that sale requests are transmitted to Touchstone Securities in proper form and in a timely manner.
•Your financial intermediary may charge you a fee for selling your shares.
•Redemption proceeds will only be wired to your account at the financial intermediary.

Investor Alert: Unless otherwise specified, proceeds will be sent to the record owner at the address shown on Touchstone Securities’ records.

Pricing of Redemptions

Redemption orders received in proper form by Touchstone Securities, an Authorized Processing Organization, or a financial intermediary, by the close of the regular session of trading on the NYSE, generally 4:00 p.m. Eastern time, are processed at that day’s NAV. Redemption orders received after the close of the regular session of trading on the NYSE are processed at the NAV determined on the following business day. It is the responsibility of the financial intermediary or Authorized Processing Organization to transmit orders that will be received by Touchstone Securities in proper form and in a timely manner.

Signature Guarantees

Some circumstances may require that your request to sell shares be made in writing accompanied by an original Medallion Signature Guarantee.  A Medallion Signature Guarantee helps protect you against fraud.  You can obtain one from many banks or securities dealers, but not from a notary public.  The Fund reserves the right to require a signature guarantee for any request related to your account including, but not limited to:

•Proceeds to be paid when information on your account has been changed within the last 30 days (including a change in your name or your address, or the name or address of a payee).
•Proceeds are being sent to an address other than the address of record.
•Proceeds or shares are being sent/transferred from unlike registrations such as a joint account to an individual’s account.
•Sending proceeds via wire or ACH when bank instructions have been added or changed within 30 days of your redemption request.
•Proceeds or shares are being sent/transferred between accounts with different account registrations.

Market Timing Policy

Market timing or excessive trading in accounts that you own or control may disrupt portfolio investment strategies, may increase brokerage and administrative costs, and may negatively impact investment returns for all shareholders, including long-term shareholders who do not generate these costs. The Fund will take reasonable steps to discourage excessive short-term trading and will not knowingly accommodate frequent purchases and redemptions of Fund shares by shareholders. The Board of Trustees has adopted the following policies and procedures with respect to market timing of the Fund by shareholders. The Fund will monitor selected trades on a daily basis in an effort to deter excessive short-term trading. If the Fund has reason to believe that a shareholder has engaged in excessive short-term trading, the Fund may ask the shareholder to stop such activities, or restrict or refuse to process purchases or exchanges in the shareholder’s accounts. While the Fund cannot assure the prevention of all excessive trading and market timing, by making these judgments the Fund believes it is acting in a manner that is in the best interests of its shareholders. However, because the Fund cannot prevent all market timing, shareholders may be subject to the risks described above.

Generally, a shareholder may be considered a market timer if he or she has (i) requested an exchange or redemption out of any of the Touchstone Funds within 2 weeks of an earlier purchase or exchange request into any Touchstone Fund, or (ii) made more than 2 “round-trip” exchanges within a rolling 90 day period.  A “round-trip” exchange occurs when a shareholder exchanges from one Touchstone Fund to another Touchstone Fund and back to the original Touchstone Fund.  If a shareholder exceeds these limits, the Fund may restrict or suspend that shareholder’s exchange privileges and subsequent exchange requests during the suspension will not be processed.  The Fund may also restrict or refuse to process purchases by the shareholder.  These exchange limits and excessive trading policies generally do not apply to systematic purchases and redemptions.

Financial intermediaries (such as investment advisors and broker-dealers) often establish omnibus accounts in the Fund for their customers through which transactions are placed.  If the Fund identifies excessive trading in such an account, the Fund may
21

instruct the intermediary to restrict the investor responsible for the excessive trading from further trading in the Fund.  In accordance with Rule 22c-2 under the 1940 Act, the Fund has entered into information sharing agreements with certain financial intermediaries.  Under these agreements, a financial intermediary is obligated to: (1) enforce during the term of the agreement, the Fund’s market-timing policy; (2) furnish the Fund, upon its request, with information regarding customer trading activities in shares of the Fund; and (3) enforce the Fund’s market-timing policy with respect to customers identified by the Fund as having engaged in market timing.  When information regarding transactions in the Fund’s shares is requested by the Fund and such information is in the possession of a person that is itself a financial intermediary to a financial intermediary (an “indirect intermediary”), any financial intermediary with whom the Fund has an information sharing agreement is obligated to obtain transaction information from the indirect intermediary or, if directed by the Fund, to restrict or prohibit the indirect intermediary from purchasing shares of the Fund on behalf of other persons.

The Fund applies these policies and procedures uniformly to all shareholders believed to be engaged in market timing or excessive trading. The Fund has no arrangements to permit any investor to trade frequently in shares of the Fund, nor will it enter into any such arrangements in the future.

Householding Policy (only applicable for shares held directly through Touchstone Securities)

The Fund will send one copy of its prospectus and shareholder reports to households containing multiple shareholders with the same last name. This process, known as “householding”, reduces costs and provides a convenience to shareholders. If you share the same last name and address with another shareholder and you prefer to receive separate prospectuses and shareholder reports, call Touchstone Investments at 1.800.543.0407 and we will begin separate mailings to you within 30 days of your request. If you or others in your household invest in the Fund through a financial intermediary, you may receive separate prospectuses and shareholder reports, regardless of whether or not you have consented to householding on your investment application.

In addition, eDelivery is available for statements, confirms, prospectuses and shareholder reports for  shareholders holding accounts directly with Touchstone Securities, please contact Shareholder Services at 1.800.534.0407 for more information. If you hold your account through a Broker Dealer or Financial Intermediary please contact them directly to inquire about eDelivery opportunities.

Receiving Sale Proceeds

Touchstone Securities will forward the proceeds of your sale to you (or to your financial intermediary) within 7 days (normally within 3 business days) after receipt of a proper request. Under normal conditions, the Fund typically expects to meet redemption requests through the use of the Fund's holdings of cash or cash equivalents, lines of credit, an interfund loan (as discussed in the SAI) or by selling other Fund assets. A redemption-in-kind may be used under unusual circumstances and is discussed below in more detail.

Proceeds Sent to Financial Intermediaries or Authorized Processing Organizations or Financial Institutions. Proceeds that are sent to your Authorized Processing Organization or financial intermediary will not usually be reinvested for you unless you provide specific instructions to do so.  Therefore, the financial advisor, Authorized Processing Organization or financial institution may benefit from the use of your money.

Fund Shares Purchased by Check (only applicable for shares held directly through Touchstone Securities). We may delay the processing and payment of redemption proceeds for shares you recently purchased by check until your check clears, which may take up to 15 days. If you believe you may need your money sooner, you should purchase shares by bank wire.

Low Account Balances (only applicable for shares held directly through Touchstone Securities). If your balance falls below the minimum amount required for your account, based on actual amounts you have invested (as opposed to a reduction from market changes), Touchstone Securities may sell your shares and send the proceeds to you.  This involuntary sale does not apply to retirement accounts or custodian accounts under the UGTMA.  Touchstone Securities will notify you if your shares are about to be sold and you will have 30 days to increase your account balance to the minimum amount.

Delay of Payment. It is possible that the payment of your sale proceeds could be postponed or your right to sell your shares could be suspended during certain circumstances.  These circumstances can occur:

•When the NYSE is closed on days other than customary weekends and holidays;
•When trading on the NYSE is restricted; or
•During any other time when the SEC, by order, permits.
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Redemption in-Kind. Under unusual circumstances (such as a market emergency), when the Board deems it appropriate, the Fund may make payment for shares redeemed in portfolio securities of the Fund taken at current value in order to meet redemption requests. Shareholders may incur transaction and brokerage costs when they sell these portfolio securities. Until such time as the shareholder sells the securities they receive in-kind, the securities are subject to market risk. Redemptions in-kind are taxable for federal income tax purposes in the same manner as redemptions for cash. The Fund may also use redemption in-kind for certain Fund shares held by ReFlow.

Pricing of Fund Shares

The Fund’s share price (also called “NAV”) and public offering price (NAV plus a sales charge, if applicable) is determined as of the close of regular trading (typically 4:00 p.m. Eastern time or at such other time that the NYSE establishes official closing prices) every day the NYSE is open. The Fund calculates its NAV per share for each class, generally using market prices, by dividing the total value of its net assets by the number of shares outstanding.

The Fund's equity investments are valued based on market value or, if no market value is available, based on fair value as determined by the Board (or under its direction). The Fund may use pricing services to determine market value for investments. Some specific pricing strategies follow:

•All short-term dollar-denominated investments that mature in 60 days or less may be valued on the basis of amortized cost which the Board has determined as fair value.
•Securities mainly traded on a U.S. exchange are valued at the last sale price on that exchange or, if no sales occurred during the day, at the last quoted bid price.

Any foreign securities held by the Fund will be priced as follows:

•All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values.
•Securities mainly traded on a non-U.S. exchange are generally valued according to the preceding closing values on that exchange.  However, if an event that may change the value of a security occurs after the time that the closing value on the non-U.S. exchange was determined, but before the close of regular trading on the NYSE, the security may be priced based on fair value.  This may cause the value of the security on the books of the Fund to be significantly different from the closing value on the non-U.S. exchange and may affect the calculation of the NAV.
•Because portfolio securities that are primarily listed on a non-U.S. exchange may trade on weekends or other days when the Fund does not price its shares, the Fund’s NAV may change on days when shareholders will not be able to buy or sell shares.

Securities held by the Fund that do not have readily available market quotations are priced at their fair value using procedures approved by the Board.  Any debt securities held by the Fund for which market quotations are not readily available are generally priced at their most recent bid prices as obtained from one or more of the major market makers for such securities.  The Fund may use fair value pricing under the following circumstances, among others:

•If the validity of market quotations is deemed to be not reliable.
•If the value of a security has been materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets on which the security is traded.
•If a security is so thinly traded that reliable market quotations are unavailable due to infrequent trading.
•If the exchange on which a portfolio security is principally traded closes early or if trading in a particular portfolio security was halted during the day and did not resume prior to the Fund’s NAV calculation.

The use of fair value pricing has the effect of valuing a security based upon the price the Fund might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price. The Fund has established fair value policies and procedures that delegate fair value responsibilities to the Advisor. These policies and procedures outline the fair value method for the Advisor. The Advisor’s determination of a security’s fair value price often involves the consideration of a number of subjective factors established by the Board, and is therefore subject to the unavoidable risk that the value that the Fund assigns to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available. With respect to any portion of the Fund’s assets that is invested in other mutual funds, that portion of the Fund’s NAV is calculated based on the NAV of that mutual fund. The prospectus for the other mutual fund explains the circumstances and effects of fair value pricing for that mutual fund.

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DISTRIBUTIONS AND TAXES

The Fund intends to distribute to its shareholders substantially all of its net investment income and capital gains. Dividends, if any, of net investment income are declared and paid monthly by the Fund. The Fund makes distributions of capital gains, if any, at least annually. If you own shares on the Fund’s distribution record date, you will be entitled to receive the distribution.

You will receive income dividends and distributions of capital gains in the form of additional Fund shares unless you elect to receive payment in cash. Cash payments will only be made for amounts equal to or exceeding $25; for amounts less than $25, the dividends and distributions will be automatically reinvested in the paying Fund and class.  To elect cash payments, you must notify the Fund in writing or by phone prior to the date of distribution.  Your election will be effective for dividends and distributions paid after we receive your notice.  To cancel your election, simply send written notice to Touchstone Investments, P.O. Box 9878, Providence, Rhode Island 02940, or by overnight mail to Touchstone Investments, c/o BNY Mellon Investment Servicing (US) Inc., 4400 Computer Drive, Westborough, Massachusetts 01581, or call Touchstone Securities at 1.800.543.0407.  If you hold your shares through a financial institution, you must contact the institution to elect cash payment.  If you elect to receive dividends and distributions in cash and the payment (1) is returned and marked as “undeliverable” or (2) is not cashed for six months, your cash election will be changed automatically and future dividends will be reinvested in the Fund at the per share NAV determined as of the date of payment.

The Fund’s dividends and other distributions are taxable to shareholders (other than retirement plans and other tax-exempt investors) whether received in cash or reinvested in additional shares of the Fund.  A dividend or distribution paid by the Fund has the effect of reducing the NAV per share on the ex-dividend date by the amount of the dividend or distribution.  A dividend or distribution declared shortly after a purchase of shares by an investor would, therefore, represent, in substance, a return of capital to the shareholder with respect to such shares even though it would be subject to federal income taxes.

For most shareholders, a statement will be sent to you within 45 days after the end of each year detailing the federal income tax status of your distributions.  Please see “Federal Income Tax Information” below for more information on the federal income tax consequences of dividends and other distributions made by the Fund.

Federal Income Tax Information

The tax information in this prospectus is provided only for general information purposes for U.S. taxpayers and should not be considered as tax advice or relied on by a shareholder or prospective investor.

General. The Fund intends to qualify annually to be treated as a regulated investment company (“RIC”) under the Code.  As such, the Fund will not be subject to federal income taxes on the earnings it distributes to shareholders provided it satisfies certain requirements and restrictions of the Code, one of which is to distribute to the Fund’s shareholders substantially all of the Fund’s net investment income and net short-term capital gains each year.  If for any taxable year the Fund fails to qualify as a RIC: (1) it will be subject to tax in the same manner as an ordinary corporation and thus will be subject to federal income tax at the corporate tax rate; and (2) distributions from its earnings and profits (as determined under federal income tax principles) will be taxable as ordinary dividend income eligible for the dividends-received deduction for corporate shareholders and for “qualified dividend income” treatment for non-corporate shareholders.

Distributions. The Fund will make distributions to you that may be taxed as ordinary income or capital gains.  The dividends and distributions you receive may be subject to federal, foreign, state and local taxation, depending upon your tax situation.  Distributions are taxable whether you reinvest such distributions in additional shares of the Fund or choose to receive cash.  Taxable Fund distributions are taxable to a shareholder even if the distributions are paid from income or gains earned by the Fund prior to the shareholder’s investment and, thus, were included in the price the shareholder paid for the shares. For example, a shareholder who purchases shares on or just before the record date of the Fund distribution will pay full price for the shares and may receive a portion of the investment back as a taxable distribution. Distributions declared by the Fund during October, November or December to shareholders of record during such month and paid by January 31 of the following year are treated for federal income tax purposes as if received by shareholders and paid by the Fund on December 31 of the year in which the distribution was declared.

Ordinary Income. Net investment income, except for qualified dividend income and income designated as tax-exempt, and short-term capital gains that are distributed to you are taxable as ordinary income for federal income tax purposes regardless of how long you have held your Fund shares.  Certain dividends distributed to non-corporate shareholders and designated by the Fund as “qualified dividend income” are eligible for the long-term capital gains rate, provided certain holding period and other requirements are satisfied.

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Net Capital Gains. Net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) distributed to you, if any, are taxable as long-term capital gains for federal income tax purposes regardless of how long you have held your Fund shares.

Sale or Exchange of Shares. It is a taxable event for you if you sell shares of the Fund or exchange shares of the Fund for shares of another Touchstone Fund.  Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a taxable gain or loss on the transaction.  Any realized gain or loss, generally, will be a capital gain or loss, assuming you held the shares of the Fund as a capital asset.  The capital gain will be long-term or short-term depending on how long you have held your shares in the Fund.  Sales of shares of the Fund that you have held for twelve months or less will be a short-term capital gain or loss and if held for more than twelve months will constitute a long-term capital gain or loss.  Any loss realized by a shareholder on a disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder and disallowed to the extent of any distributions of exempt-interest dividends, if any, received by the shareholder with respect to such shares unless the Fund declares exempt-interest dividends on a daily basis in an amount equal to at least 90% of its net tax-exempt interest and distributes such dividends on a monthly or more frequent basis.

Returns of Capital. If the Fund makes a distribution in excess of its current and accumulated earnings and profits, the excess will be treated as a return of capital to the extent of a shareholder’s basis in his or her shares, and thereafter as capital gain.  A return of capital is not taxable, but it reduces a shareholder’s basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of such shares.

Backup Withholding. The Fund may be required to withhold U.S. federal income tax on all distributions and sales proceeds payable to shareholders who fail to provide their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service (the “IRS”) that they are subject to backup withholding.

Medicare Tax.  An additional 3.8% Medicare tax is imposed on certain net investment income (including dividends and distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.

Foreign Taxes.  Income received by the Fund from sources within foreign countries may be subject to foreign withholding and other taxes.  If the Fund qualifies (by having more than 50% of the value of its total assets at the close of the taxable year consist of stock or securities in foreign corporations or by being a qualified fund of funds) and elects to pass through foreign taxes paid on its investments during the year, such taxes will be reported to you as income. You may, however, be able to claim an offsetting tax credit or deduction on your federal income tax return, depending on your particular circumstances and provided you meet certain holding period and other requirements. Tax-exempt holders of Fund shares, such as qualified tax-advantaged retirement plans, will not benefit from such a deduction or credit.

Non-U.S. Shareholders.  Non-U.S. shareholders may be subject to U.S. tax as a result of an investment in the Fund.  This prospectus does not discuss the U.S. or foreign tax consequences of an investment by a non-U.S. shareholder in the Fund.  Accordingly, non-U.S. shareholders are urged and advised to consult their own tax advisors as to the U.S. and foreign tax consequences of an investment in the Fund.

Statements and Notices. You will receive an annual statement outlining the tax status of your distributions.  You may also receive written notices of certain foreign taxes paid by the Fund during the prior taxable year.

Important Tax Reporting Considerations. The Fund is required to report cost basis and holding period information to both the IRS and shareholders for gross proceeds from the sales of Fund shares purchased on or after January 1, 2012 ("covered shares").  This information is reported on Form 1099-B.  The average cost method will be used to determine the cost basis of covered shares unless the shareholder instructs the Fund in writing that the shareholder wants to use another available method for cost basis reporting (for example, First In, First Out (FIFO), Last In, First Out (LIFO), Specific Lot Identification (SLID) or High Cost, First Out (HIFO)). If the shareholder designates SLID as the shareholder’s tax cost basis method, the shareholder will also need to designate a secondary cost basis method (Secondary Method). If a Secondary Method is not provided, the Fund will designate FIFO as the Secondary Method and will use the Secondary Method with respect to systematic withdrawals. If you hold shares of the Fund through a financial intermediary, the financial intermediary will be responsible for this reporting and the financial intermediary’s default cost basis method may apply.  Please consult your tax adviser for additional information regarding cost basis reporting and your situation.

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Redemptions by S corporations of covered shares are required to be reported to the IRS on Form 1099-B. If a shareholder is a corporation and has not instructed the Fund that it is a C corporation in its Account Application or by written instruction, the Fund will treat the shareholder as an S corporation and file a Form 1099-B.

This section is only a summary of some important federal income tax considerations that may affect your investment in the Fund.  More information regarding these considerations is included in the Fund’s SAI.  You are urged and advised to consult your own tax advisor regarding the effects of an investment in the Fund on your tax situation, including the application of foreign, state, local and other tax laws to your particular situation.
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FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Fund’s financial performance, as represented by its Class A, Class C, Class Y and Institutional Class shares, for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. The financial highlights for the Fund for the fiscal years ended September 30, 2020, 2019, 2018, 2017 and 2016 were audited by Ernst & Young LLP, an independent registered public accounting firm. The report of Ernst & Young LLP, along with the Fund’s financial statements and related notes, are included in the Fund’s annual report with respect to its Class A, Class C, Class Y and Institutional Class shares. You can obtain the annual report and/or semi-annual report at no charge by calling 1.800.543.0407 or by downloading a copy from the Touchstone Investments website: TouchstoneInvestments.com/Resources.

The financial highlights for Class R6 shares of the Fund are not included because this share class did not commence operations until November 22, 2021.

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Touchstone Impact Bond Fund—Class A
Selected Data for a Share Outstanding Throughout Each Period

	Six Months Ended March 31, 2021 (Unaudited)		Year Ended September 30,
			2020	2019	2018	2017	2016
Net asset value at beginning of period	$10.80		$10.44	$9.77	$10.13	$10.38	$10.19
Income (loss) from investment operations:
Net investment income	0.08		0.19	0.23	0.22	0.18	0.24
Net realized and unrealized gains (losses) on investments	(0.34)		0.37	0.69	(0.33)	(0.17)	0.22
Total from investment operations	(0.26)		0.56	0.92	(0.11)	0.01	0.46
Distributions from:
Net investment income	(0.10)		(0.20)	(0.25)	(0.25)	(0.26)	(0.27)
Net asset value at end of period	$10.44		$10.80	$10.44	$9.77	$10.13	$10.38
Total return(A)	(2.43)%	(B)	5.46%	9.59%	(1.07)%	0.15%	4.57%
Ratios and supplemental data:
Net assets at end of period (000's)	$18,923		$16,509	$10,083	$5,697	$5,137	$8,639
Ratio to average net assets:
Net expenses	0.85%	(C)	0.85%	0.85%	0.85%	0.85%	0.87%
Gross expenses	0.94%	(C)	1.03%	1.19%	1.30%	1.22%	1.25%
Net investment income	1.54%	(C)	1.83%	2.28%	2.25%	1.98%	2.26%
Portfolio turnover rate	12%	(B)	21%	22%	40%	18%	12%

Touchstone Impact Bond Fund—Class C
Selected Data for a Share Outstanding Throughout Each Period

	Six Months Ended March 31, 2021 (Unaudited)		Year Ended September 30,
			2020	2019	2018	2017	2016
Net asset value at beginning of period	$10.79		$10.43	$9.75	$10.12	$10.36	$10.18
Income (loss) from investment operations:
Net investment income	0.04		0.12	0.16	0.16	0.11	0.15
Net realized and unrealized gains (losses) on investments	(0.34)		0.37	0.70	(0.35)	(0.17)	0.22
Total from investment operations	(0.30)		0.49	0.86	(0.19)	(0.06)	0.37
Distributions from:
Net investment income	(0.06)		(0.13)	(0.18)	(0.18)	(0.18)	(0.19)
Net asset value at end of period	$10.43		$10.79	$10.43	$9.75	$10.12	$10.36
Total return(A)	(2.80)%	(B)	4.69%	8.89%	(1.94)%	(0.51)%	3.70%
Ratios and supplemental data:
Net assets at end of period (000's)	$1,617		$1,737	$1,475	$1,087	$1,876	$2,813
Ratio to average net assets:
Net expenses	1.60%	(C)	1.60%	1.60%	1.60%	1.60%	1.62%
Gross expenses	2.44%	(C)	2.55%	2.94%	2.78%	2.30%	2.19%
Net investment income	0.79%	(C)	1.08%	1.53%	1.50%	1.23%	1.51%
Portfolio turnover rate	12%	(B)	21%	22%	40%	18%	12%
(A)Total returns shown exclude the effect of applicable sales loads and fees. If these charges were included, the returns would be lower.
(B)Not Annualized.
(C)Annualized.

28

Touchstone Impact Bond Fund—Class Y
Selected Data for a Share Outstanding Throughout Each Period

	Six Months Ended March 31, 2021 (Unaudited)		Year Ended September 30,
			2020	2019	2018	2017	2016
Net asset value at beginning of period	$10.82		$10.45	$9.78	$10.15	$10.39	$10.20
Income (loss) from investment operations:
Net investment income	0.09		0.22	0.26	0.24	0.24	0.26
Net realized and unrealized gains (losses) on investments	(0.35)		0.38	0.69	(0.33)	(0.19)	0.23
Total from investment operations	(0.26)		0.60	0.95	(0.09)	0.05	0.49
Distributions from:
Net investment income	(0.11)		(0.23)	(0.28)	(0.28)	(0.29)	(0.30)
Net asset value at end of period	$10.45		$10.82	$10.45	$9.78	$10.15	$10.39
Total return	(2.40)%	(A)	5.81%	9.84%	(0.92)%	0.50%	4.82%
Ratios and supplemental data:
Net assets at end of period (000's)	$164,293		$145,821	$95,218	$54,895	$37,233	$49,484
Ratio to average net assets:
Net expenses	0.60%	(B)	0.60%	0.60%	0.60%	0.60%	0.62%
Gross expenses	0.61%	(B)	0.64%	0.68%	0.67%	0.73%	0.71%
Net investment income	1.79%	(B)	2.08%	2.53%	2.50%	2.23%	2.51%
Portfolio turnover rate	12%	(A)	21%	22%	40%	18%	12%

Touchstone Impact Bond Fund — Institutional Class
Selected Data for a Share Outstanding Throughout Each Period

	Six Months Ended March 31, 2021 (Unaudited)		Year Ended September 30,
			2020	2019	2018	2017	2016
Net asset value at beginning of period	$10.82		$10.45	$9.78	$10.14	$10.39	$10.20
Income (loss) from investment operations:
Net investment income	0.10		0.23	0.27	0.26	0.25	0.28
Net realized and unrealized gains (losses) on investments	(0.35)		0.38	0.69	(0.33)	(0.20)	0.22
Total from investment operations	(0.25)		0.61	0.96	(0.07)	0.05	0.50
Distributions from:
Net investment income	(0.12)		(0.24)	(0.29)	(0.29)	(0.30)	(0.31)
Net asset value at end of period	$10.45		$10.82	$10.45	$9.78	$10.14	$10.39
Total return	(2.35)%	(A)	5.92%	9.95%	(0.72)%	0.51%	4.94%
Ratios and supplemental data:
Net assets at end of period (000's)	$216,651		$227,734	$207,462	$191,224	$222,013	$166,008
Ratio to average net assets:
Net expenses	0.50%	(B)	0.50%	0.50%	0.50%	0.50%	0.50%
Gross expenses	0.58%	(B)	0.59%	0.60%	0.60%	0.60%	0.60%
Net investment income	1.89%	(B)	2.18%	2.63%	2.60%	2.33%	2.63%
Portfolio turnover rate	12%	(A)	21%	22%	40%	18%	12%
(A)Not Annualized.
(B)Annualized.
29

TOUCHSTONE INVESTMENTS*

DISTRIBUTOR
Touchstone Securities, Inc.*
303 Broadway, Suite 1100
Cincinnati, Ohio 45202-4203
1.800.638.8194
TouchstoneInvestments.com

INVESTMENT ADVISOR
Touchstone Advisors, Inc.*
303 Broadway, Suite 1100
Cincinnati, Ohio 45202-4203

TRANSFER AGENT
BNY Mellon Investment Servicing (US) Inc.
4400 Computer Drive
Westborough, Massachusetts 01581

SHAREHOLDER SERVICES
1.800.543.0407
*A Member of Western & Southern Financial Group
The following are federal trademark registrations and applications owned by IFS Financial Services, Inc. (a holding company), a member of Western & Southern Financial Group: Touchstone, Touchstone Funds, Touchstone Investments, Touchstone Family of Funds and Touchstone Select.

30

303 Broadway, Suite 1100
Cincinnati, Ohio 45202-4203

Go paperless, sign up today at:
TouchstoneInvestments.com/Resources/Edelivery

For investors who want more information about the Fund, the following documents are available free upon request:
Statement of Additional Information (“SAI”): The SAI provides more detailed information about the Fund and is incorporated herein by reference, which means it is legally a part of this prospectus.
Annual/Semiannual Reports (“Financial Reports”): The Fund’s Financial Reports provide additional information about the Fund’s investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.
As of January 1, 2021, paper copies of the Fund's Financial Reports will no longer be sent by mail. Instead, the reports will be made available on the Touchstone Funds' website at TouchstoneInvestments.com/Resources/Fund-Shareholder-Reports, and you will be notified and provided with a website link each time a report is posted to the website. You may request to receive paper reports from the Fund or from your financial intermediary, free of charge, at any time. You may also request to receive documents through eDelivery.

You can get free copies of the SAI, the Financial Reports, other information and answers to your questions about the Fund by contacting your financial advisor or by contacting Touchstone Investments at 1.800.543.0407. The SAI and Financial Reports are also available without charge on the Touchstone Investments website at: www.TouchstoneInvestments.com/Resources.

Reports and other information about the Fund are available on the EDGAR database of the SEC’s internet site at http://www.sec.gov. You may obtain copies of these reports and other information, after paying a duplicating fee, by sending an e-mail request to: publicinfo@sec.gov.
Investment Company Act File No. 811-08104

TSF-56-TFGT-IMPR6-2111

31

TOUCHSTONE FUNDS GROUP TRUST

STATEMENT OF ADDITIONAL INFORMATION

November 22, 2021

Class R6
Touchstone Impact Bond Fund	TIMPX

This Statement of Additional Information (“SAI”) is not a prospectus and relates only to Class R6 shares of the above-referenced fund (the “Fund”). It is intended to provide additional information regarding the activities and operations of Touchstone Funds Group Trust (the “Trust”) and should be read in conjunction with the Fund’s prospectus dated November 22, 2021, as may be amended. The Fund’s audited financial statements for the fiscal year ended September 30, 2020, including the notes thereto and the report of Ernst & Young LLP thereon, included in the annual report to shareholders (the “Annual Report”), are hereby incorporated into this SAI by reference. No other parts of the Trust's Annual Report are hereby incorporated by reference. A copy of the prospectus and the Annual Report may be obtained without charge by writing to the Trust at P.O. Box 9878, Providence, Rhode Island 02940, by calling 1.800.543.0407, or by downloading a copy at TouchstoneInvestments.com.

THE TRUST

Touchstone Funds Group Trust (the “Trust”), an open-end management investment company, was organized as a Delaware statutory trust under an Agreement and Declaration of Trust dated October 25, 1993, as amended ("the Declaration of Trust”). Prior to November 20, 2006, the name of the Trust was Constellation Funds. Effective November 20, 2006, the Trust’s name changed to Touchstone Funds Group Trust. The Declaration of Trust permits the Trust to offer separate series of units of beneficial interest (the “shares”) and separate classes of shares. The Fund is a separate mutual fund and each share of the Fund represents an equal proportionate interest in the Fund. This SAI relates to Class R6 shares of the following series of the Trust: Touchstone Impact Bond Fund (the "Fund" or the "Impact Bond Fund"). The Fund is diversified.

Touchstone Advisors, Inc. (the “Advisor”) is the investment advisor and administrator for the Fund.  The Advisor has selected one or more sub-advisor(s) to manage, on a daily basis, the assets of the Fund.  The Advisor has sub-contracted certain of the Trust complex's administrative and accounting services to The Bank of New York Mellon and the Trust complex's Transfer Agent services to BNY Mellon Investment Servicing (US) Inc. (collectively referred to herein as “BNY Mellon”).  Touchstone Securities, Inc. (“Touchstone Securities” or the “Distributor”) is the principal distributor of the Fund’s shares.  The Distributor is an affiliate of the Advisor.

The Fund offers five separate classes of shares: Classes A, C, Y, R6 and Institutional Class. Classes A, C, Y and Institutional Class are offered in a separate SAI.

The shares of the Fund represent an interest in the same assets of that Fund. The shares have the same rights and are identical in all material respects except that: (i) each class of shares may bear different (or no) distribution fees; (ii) each class of shares may be subject to different (or no) sales charges; (iii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable, including transfer agent fees attributable to a specific class of shares, printing and postage expenses related to preparing and distributing materials to current shareholders of a specific class, registration fees incurred by a specific class of shares, the expenses of administrative personnel and services required to support the shareholders of a specific class, litigation or other legal expenses relating to a class of shares, Trustees’ fees or expenses incurred as a result of issues relating to a specific class of shares and accounting fees and expenses relating to a specific class of shares; (iv) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements; and (v) certain classes offer different features and services to shareholders and may have different investment minimums.  The Board of Trustees (the “Board”) may classify and reclassify the shares of the Fund into additional classes of shares at a future date.

History of the Fund

On April 19, 2011, the Core Plus Fixed Income Fund replaced its sub-advisor, Bradford & Marzec LLC (“Bradford & Marzec”), with EARNEST Partners LLC and changed its name to the Touchstone Total Return Bond Fund.  On August 1, 2011, the EARNEST Partners Fixed Income Trust (the “EARNEST Trust”), a series of the Nottingham Investment Trust II, was reorganized into the Touchstone Total Return Bond Fund (the “EARNEST Reorganization”).  As a result of the EARNEST Reorganization, the Touchstone Total Return Bond Fund assumed the performance and accounting history of the EARNEST Trust. Performance information presented prior to August 1, 2011 refers to the Touchstone Total Return Bond Fund’s performance as the EARNEST Trust.

On April 16, 2012, the Touchstone Total Return Bond Fund acquired the assets and liabilities of the Old Mutual Barrow Hanley Core Bond Fund pursuant to an Agreement and Plan of Reorganization dated October 4, 2011. Effective July 20, 2018, the Touchstone Total Return Bond Fund changed its name to Touchstone Impact Bond Fund.

PERMITTED INVESTMENTS AND RISK FACTORS

The Fund’s principal investment strategies and principal risks are described in the Fund’s prospectus. The following supplements the information contained in the prospectus concerning the Fund’s principal investment strategies and principal risks. In addition, although not principal strategies of the Fund, the Fund may invest in other types of securities and engage in other investment practices as described in the prospectus or in this SAI. Unless otherwise indicated, the Fund is permitted to invest in each of the investments listed below, or engage in each of the investment techniques listed below consistent with the Fund’s investment goals, investment limitations, policies and strategies. In addition to the fundamental and non-fundamental investment limitations set forth under the section of this SAI entitled "Investment Limitations," the investment limitations below are considered to be non-fundamental policies, which may be changed at any time by a vote of the Trust’s Board. In addition, any stated percentage limitations are measured at the time of the purchase of a security.

Adjustable-Rate Mortgage Securities ("ARMS").  Generally, ARMS have a specified maturity date and amortize principal over their life. In periods of declining interest rates there is a reasonable likelihood that ARMS will experience increased rates of prepayment of principal. However, the major difference between ARMS and fixed-rate mortgage securities is that the interest rate can and does change in accordance with movements in a particular, pre-specified, published interest rate index. There are two main categories of indices: those based on U.S. Treasury obligations and those derived from a calculated measure, such as a cost of funds index or a moving average of mortgage rates. The amount of interest on an adjustable rate mortgage is calculated by adding a specified amount to the applicable index, subject to limitations on the maximum and minimum interest that is charged during the life of the mortgage or to maximum and minimum changes to that interest rate during a given period.

The underlying mortgages which collateralize the ARMS will frequently have caps and floors which limit the maximum amount by which the loan rate to the residential borrower may change up or down (1) per reset or adjustment interval and (2) over the life of the loan. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower’s monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization. The value of mortgage-related securities in which a Fund invests may be affected if market interest rates rise or fall faster and farther than the allowable caps or floors on the underlying residential mortgage loans.  Additionally, even though the interest rates on the underlying residential mortgages are adjustable, amortization and prepayments may occur, thereby causing the effective maturities of the mortgage-related securities in which a Fund invests to be shorter than the maturities stated in the underlying mortgages.

ADRs, ADSs, EDRs, CDRs, and GDRs. American Depositary Receipts ("ADRs"), American Depositary Shares ("ADSs"), Global Depositary Receipts ("GDRs"), European Depositary Receipts ("EDRs"), and Continental Depositary Receipts ("CDRs") are U.S. dollar-denominated receipts typically issued by domestic banks or trust companies that represent the deposit with those entities of securities of a foreign issuer. They are publicly traded on exchanges or over-the-counter in the United States. EDRs, which are sometimes referred to as CDRs, and GDRs may also be purchased by the Fund. EDRs, CDRs and GDRs are generally issued by foreign banks and evidence ownership of either foreign or domestic securities. Certain institutions issuing ADRs, ADSs, GDRs or EDRs may not be sponsored by the issuer of the underlying foreign securities. A non-sponsored depositary may not provide the same shareholder information that a sponsored depositary is required to provide under its contractual arrangements with the issuer of the underlying foreign securities. Holders of an unsponsored depositary receipt generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through to the holders of the receipts voting rights with respect to the deposited securities.

Bank Debt Instruments.  Bank debt instruments in which the Fund may invest consist of certificates of deposit, bankers’ acceptances and time deposits issued by national banks and state banks, trust companies and mutual savings banks, or of banks or institutions the accounts of which are insured by the Federal Deposit Insurance Corporation.  Certificates of deposit are negotiable certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from fourteen days one year, although certificates of deposit may have longer terms) at a stated or variable interest rate. Bankers’ acceptances are credit instruments evidencing the obligation of a bank to pay a draft that has been drawn on it by a customer, which instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.  Time deposits are nonnegotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate.  Investments in time deposits maturing in more than seven days will be subject to the Fund’s restrictions on illiquid investments (see “Investment Limitations”).

The Fund may invest in certificates of deposit, bankers’ acceptances and time deposits issued by foreign branches of national banks.  Eurodollar certificates of deposit are negotiable U.S. dollar denominated certificates of deposit issued by foreign branches of major U.S. commercial banks. Eurodollar bankers’ acceptances are U.S. dollar denominated bankers’ acceptances “accepted” by foreign branches of major U.S. commercial banks. Investments in the obligations of foreign branches of U.S.

commercial banks may be subject to special risks, including future political and economic developments, imposition of withholding taxes on income, establishment of exchange controls or other restrictions, less governmental supervision and the lack of uniform accounting, auditing and financial reporting standards that might affect an investment adversely.  Payment of interest and principal upon these obligations may also be affected by governmental action in the country of domicile of the branch (generally referred to as sovereign risk).  In addition, evidences of ownership of portfolio securities may be held outside of the U.S. and the Funds may be subject to the risks associated with the holding of such property overseas.  Various provisions of federal law governing the establishment and operation of domestic branches do not apply to foreign branches of domestic banks.  The Sub-Advisor, subject to the oversight of the Board, considers these factors when making investments.  The Fund does not limit the amount of its assets that can be invested in any one type of instrument or in any foreign country in which a branch of a U.S. bank or the parent of a U.S. branch is located.  Investments in obligations of foreign banks are subject to the overall limit of 25% of total assets that may be invested in a single industry.

Borrowing and Leveraging.  The Fund may borrow money from banks (including their custodian bank) or from other lenders to the extent permitted by applicable law. The Investment Company Act of 1940, as amended (the "1940 Act") requires the Funds to maintain asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of at least 300% for all such borrowings. If at any time the value of a Fund’s assets should fail to meet this 300% coverage test, the Fund, within 3 days (not including Sundays and holidays), will reduce the amount of its borrowings to the extent necessary to meet this test.  The Fund will not make any borrowing or enter into a reverse repurchase agreement or dollar roll transaction that would cause its outstanding borrowings to exceed one-third of the value of its total assets.

Leveraging the Fund through borrowing or other means (e.g., certain uses of derivatives) creates an opportunity for increased net income, but, at the same time, creates special risk considerations. Leveraging creates interest expenses for the Fund which could exceed the income from the assets retained. To the extent the income derived from securities purchased with borrowed funds exceeds the interest that the Fund will have to pay, the Fund’s net income will be greater than if leveraging were not used. Conversely, if the income from the assets retained with borrowed funds is not sufficient to cover the cost of leveraging, the net income of a Fund will be less than if leveraging were not used, and therefore the amount available for distribution to shareholders as dividends will be reduced. Interest rate arbitrage transactions, reverse repurchase agreements and dollar roll transactions create leverage and must be fully collateralized by assets segregated or earmarked by the Fund’s custodian or otherwise “covered.” In an interest rate arbitrage transaction, the Fund borrows money at one interest rate and lends the proceeds at another, higher interest rate. These leverage transactions involve a number of risks; including the risk that the borrower will fail or otherwise become insolvent or that there will be a significant change in prevailing interest rates. The Funds may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowing.

To reduce its borrowings, the Fund might be required to sell securities at a time when it would be disadvantageous to do so. In addition, because interest on money borrowed is the Fund expense that it would not otherwise incur, the Fund may have less net investment income during periods when its borrowings are substantial. The interest paid by the Fund on borrowings may be more or less than the yield on the securities purchased with borrowed funds, depending on prevailing market conditions. Borrowing magnifies the potential for gain or loss on the Fund’s portfolio securities and, therefore, if employed, increases the possibility of fluctuation in its net asset value ("NAV").  This is the speculative factor known as leverage. To reduce the risks of borrowing, the Fund will limit its borrowings as described below.

The Fund has adopted non-fundamental limitations which restrict circumstances in which and the degree to which the Fund can engage in borrowing.

Commercial Paper and Other Short-Term Obligations. Commercial paper (including variable amount master demand notes) consists of short-term unsecured promissory notes issued by U.S. corporations, partnerships, trusts or other entities in order to finance short-term credit needs and non-convertible debt securities (e.g., bonds and debentures) with no more than 397 days remaining to maturity at the date of purchase.  Certain notes may have floating or variable rates. Variable and floating rate notes with a demand notice period exceeding seven days will be subject to the Fund’s restrictions on illiquid investments (see “Investment Limitations”) unless, in the judgment of the Sub-Advisor, subject to the oversight of the Board, such note is liquid.

Corporate Debt Securities. Corporate debt securities are obligations of a corporation to pay interest and repay principal.  Corporate debt securities include commercial paper, notes and bonds.

Covered Dollar Rolls. The Fund may enter into dollar rolls in which the Fund sells mortgage-based or other fixed-income securities and simultaneously commits to repurchase substantially similar, but not identical, securities on a specified future date. In a simple dollar-roll transaction, the cash proceeds from this sale will be reinvested in high quality, short-term instruments, the maturity of which will coincide with the settlement date of the roll transaction. A strategy may also be used with respect to the dollar roll, where a series of 6-12 consecutive dollar-roll transactions (approximately 30 days per transaction) are executed.

This allows the Fund to purchase a slightly longer duration security with the cash proceeds from the sale and capitalize on potentially higher available yields. The additional duration from this strategy would be minimal.

The Fund will not use such transactions for leveraging purposes and, accordingly, at the time the Fund enters into a dollar roll, it will segregate liquid assets to satisfy its obligation for the forward commitment to buy the securities. The value of such segregated assets must be at least equal to the value of the forward commitment or repurchase obligation (principal plus accrued interest), as applicable.  The segregated assets effectively collateralize the Fund’s right to receive the securities at the end of the roll period(s), and also serve to minimize the leveraging effect of the transaction.

In the case of dollar rolls involving mortgage-related securities, the mortgage-related securities that are purchased typically will be of the same type and will have the same or similar interest rate and maturity as those sold, but will be supported by different pools of mortgages. The Fund forgoes principal and interest, including prepayments, paid during the roll period on the securities sold in a dollar roll, but it is compensated by the difference between the current sales price and the price for the future purchase as well as by any interest earned on the proceeds of the securities sold. A Fund could also be compensated through receipt of fee income. Dollar rolls may be renewed over a period of several months with a different repurchase price and a cash settlement made at each renewal without physical delivery of securities. Moreover, the transaction may be preceded by a firm commitment agreement pursuant to which a Fund agrees to buy a security on a future date.

Dollar-roll transactions are considered to be borrowings by a Fund and the use of such transactions will be subject to a Fund’s investment limitations on borrowings. See “Borrowing and Leveraging” and “Investment Limitations.”

The risks associated with dollar rolls are market risk, since the price of the securities could drop lower than the agreed upon repurchase price during the roll period, or the securities that the Fund is required to repurchase may be worth less than the securities that the Fund originally held; and credit risk, since the counterparty to the transaction could fail to deliver the securities. If the counterparty to whom a Fund sells the securities becomes insolvent, a Fund’s right to purchase or repurchase the securities may be restricted. Finally, there can be no assurance that a Fund’s use of the cash that it receives from a dollar roll will provide a return that exceeds borrowing costs. Further, although a Fund can estimate the amount of expected principal prepayment over the term of the dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of the Fund’s borrowing.

Custody Receipts. The Fund may invest in custody receipts that represent corporate debt securities. Custody receipts, such as Morgan Stanley TRACERs, are derivative products which, in the aggregate, evidence direct ownership in a pool of securities. Typically, a sponsor will deposit a pool of securities with a custodian in exchange for custody receipts evidencing those securities. Generally the sponsor will then sell those custody receipts in negotiated transactions at varying prices that are determined at the time of sale. Each custody receipt evidences the individual securities in the pool, and the holder of a custody receipt generally will have all the rights and privileges of owners of those securities. Each holder of a custody receipt will be treated as directly purchasing its pro rata share of the securities in the pool, for an amount equal to the amount that such holder paid for its custody receipt. If a custody receipt is sold, a holder will be treated as having directly disposed of its pro rata share of the securities evidenced by the custody receipt. Additionally, the holder of a custody receipt may withdraw the securities represented by a custody receipt subject to certain conditions.

Custody receipts are generally subject to the same risks as those securities evidenced by the receipts which, in the case of the Funds, are corporate debt securities. Additionally, custody receipts may be less liquid than the underlying securities if the sponsor fails to maintain a trading market.

Cyber Security Risk. The Fund and its service providers may be subject to operational and information security risks resulting from cyber security breaches. Cyber security breaches may result from deliberate cyber attacks, although unintentional events may have effects similar to those caused by cyber attacks. Cyber attacks may include the stealing or corrupting of data maintained online or digitally, denial-of-service attacks on Fund websites, the unauthorized release of confidential information or other operational disruption. Successful cyber attacks against, or security breaches of, the Fund or the Advisor, a sub-advisor, the distributor, custodians, the transfer agent, selling agents and/or other third party service providers may adversely impact the Fund or its shareholders. Similar types of cyber security risks are also present for issuers of securities or other instruments in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund’s investment therein to lose value.

The Fund is exposed to operational and information security risk arising from a number of other factors, including, but not limited to, human error, processing and communication errors, errors of the Fund's service providers, counterparties, or other third parties, failed or inadequate processes, and technology or system failures.

The Advisor, each sub-advisor, and their affiliates have established risk management systems that seek to reduce cyber security and operational risks, and business continuity plans in the event of a cyber security breach or operational failure. However, there are inherent limitations in such plans, including that certain risks have not been identified, and there is no guarantee that such efforts will succeed, especially since none of the Advisor, the sub-advisors, or their affiliates controls the cyber security or operations systems of the Fund's third-party service providers (including the Fund's custodian), or those of the issuers of securities in which the Fund invests.

In addition, other disruptive events, including (but not limited to) natural disasters and public health crises (such as the novel coronavirus (COVID-19) pandemic), may adversely affect the Funds' ability to conduct business, in particular if the Funds' employees or the employees of its service providers are unable or unwilling to perform their responsibilities as a result of any such event. Even if the Funds' employees and the employees of its service providers are able to work remotely, those remote work arrangements could result in the fund's business operations being less efficient than under normal circumstances, could lead to delays in its processing of transactions, and could increase the risk of cyber-events.

Exchange-Traded Funds (“ETFs”). An ETF is a fund that holds a portfolio of common stocks and is often designed to track the performance of a particular securities index or sector of an index, like the S&P 500® Index or NASDAQ, or a portfolio of bonds that may be designed to track a bond index. Because they may be traded like stocks on a securities exchange (e.g., the New York Stock Exchange; the NYSE MKT or the NASDAQ Stock Market), ETFs may be purchased and sold throughout the trading day based on their market price. Each share of an ETF represents an undivided ownership interest in the portfolio held by an ETF. ETFs that track indices or sectors of indices hold either:

•shares of all of the companies (or, for a fixed-income ETF, bonds) that are represented by a particular index in the same proportion that is represented in the index itself; or
•shares of a sampling of the companies (or, for a fixed-income ETF, bonds) that are represented by a particular index in a proportion meant to track the performance of the entire index.

ETFs are generally registered as investment companies and issue large blocks of shares (typically 50,000) called “creation units” in exchange for a specified portfolio of the ETF’s underlying securities, plus a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit. Creation units are redeemed in kind for a portfolio of the underlying securities (based on the ETF’s NAV), together with a cash payment generally equal to accumulated dividends as of the date of redemption. As investment companies, ETFs incur fees and expenses such as advisory fees, trustee fees, operating expenses, licensing fees, registration fees, and marketing expenses, each of which will be reflected in the NAV of ETFs. Accordingly, ETF shareholders (including the Fund) pay their proportionate share of these expenses.

Foreign Securities. The Fund may invest in securities of foreign issuers and in sponsored and unsponsored ADRs and other depositary receipts. Investments in the securities of foreign issuers may subject the Fund to investment risks that differ in some respects from those related to investments in securities of U.S. issuers. Such risks include future adverse political and economic developments, possible imposition of withholding taxes on income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source or greater fluctuation in value due to changes in exchange rates. Foreign issuers of securities often engage in business practices different from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers. In addition, foreign issuers are, generally speaking, subject to less government supervision and regulation than are those in the United States. Investments in securities of foreign issuers are frequently denominated in foreign currencies and the value of the Fund’s assets measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and the Fund may incur costs in connection with conversions between various currencies.

In addition, there are risks relating to ongoing concerns regarding the economies of certain European countries and their sovereign debt, as well as the potential for one or more countries to leave the European Union.

Brexit Risk. Uncertainties surrounding the sovereign debt of a number of EU countries and the viability of the EU have disrupted and may in the future disrupt markets in the United States and around the world. If one or more countries leave the EU or the EU dissolves, the world’s securities markets likely will be significantly disrupted. In January 2020, the United Kingdom (“UK”) left the EU, commonly referred to as “Brexit.” There is significant market uncertainty regarding Brexit’s ramifications, and the range and potential implications of possible political, regulatory, economic, and market outcomes are difficult to predict. This long-term uncertainty may affect other countries in the EU and elsewhere, and may cause volatility within the EU, triggering prolonged economic downturns in certain European countries. In addition, Brexit may create additional and substantial economic stresses for the UK, including a contraction of the UK economy and price volatility in UK stocks, decreased trade, capital outflows, devaluation of the British pound, wider corporate bond spreads due to uncertainty, and declines in business and consumer spending as well as foreign direct investment. Brexit may also adversely affect UK-based financial firms that have counterparties in the EU or participate in market infrastructure (trading venues, clearing houses, settlement facilities) based in the EU. These events and the resulting market volatility may have an adverse effect on the performance of the Fund.

Foreign Market Risk. The Fund may be subject to the risk that, because there are generally fewer investors on foreign exchanges and a smaller number of shares traded each day, it may be difficult for a Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may fluctuate more than prices of securities traded in the United States. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect security prices, impair a Fund’s ability to purchase or sell foreign securities or transfer a Fund’s assets or income back into the United States or otherwise adversely affect a Fund’s operations. Other potential foreign market risks include exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts and political and social conditions, such as diplomatic relations, confiscatory taxation, expropriation, limitation on the removal of funds or assets or imposition of (or change in) exchange control regulations. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States or other foreign countries. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities and could favorably or adversely affect the Fund’s operations.

Public Availability of Information. In general, less information is publicly available with respect to foreign issuers than is available with respect to U.S. companies. Most foreign companies are also not subject to the uniform accounting and financial reporting requirements applicable to issuers in the United States. The Fund’s foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities in U.S. companies. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers in foreign countries than in the United States.

Settlement Risk. Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically generated by the settlement of U.S. investments. Communications between the United States and certain non-U.S. countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates in markets that still rely on physical settlement. Settlements in certain foreign countries at times have not kept pace with the number of securities transactions; these problems may make it difficult for a Fund to carry out transactions. If a Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If a Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party; a Fund could be liable to that party for any losses incurred. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign taxes on income from sources in such countries.

Governmental Supervision and Regulation/Accounting Standards. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than the United States does. Some countries may not have laws to protect investors comparable to the U.S. securities laws. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company’s securities based on nonpublic information about that company. In addition, the U.S. government has from time to time in the past imposed restrictions, through penalties and otherwise, on foreign investments by U.S. investors such as the Fund. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for a Fund to completely and accurately determine a company’s financial condition. Also, brokerage commissions and other costs of buying or selling securities often are higher in foreign countries than they are in the United States. This reduces the amount a Fund can earn on its investments.

Emerging Market Securities. Emerging market countries are generally countries that are included in the Morgan Stanley Capital International (“MSCI”) Emerging Markets Index, or otherwise excluded from the MSCI World Index. As of December 31, 2020, the countries in the MSCI World Index included: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. The country composition of the MSCI Emerging Markets Index and the MSCI World Index can change over time. Frontier market countries, which are those emerging market countries that have the smallest, least mature economies and least developed capital markets, are generally countries that are included in the MSCI Frontier Markets Index.

Investments in the securities of issuers domiciled in countries with emerging capital markets involve certain additional risks that do not generally apply to investments in securities of issuers in more developed capital markets, such as (i) low or non-existent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities, as compared to securities of comparable issuers in more developed capital markets; (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments; (iii) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments; (iv) national policies that may limit a Fund’s investment opportunities such as restrictions on investment in issuers or industries deemed sensitive to national interests; and (v) the lack or relatively early development of legal structures governing private and foreign investments and private property. In addition to withholding taxes on investment income, some countries with emerging markets may impose capital gains taxes on foreign investors.

Political and economic structures in emerging market countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristic of more developed countries. In such a dynamic environment, there can be no assurance that any or all of these capital markets will continue to present viable investment opportunities for a Fund. Some of these countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. There is no assurance that such expropriations will not reoccur. In such an event, it is possible that a Fund could lose the entire value of its investments in the affected market. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of investments in these countries and the availability to a Fund of additional investments. The small size and inexperience of the securities markets in certain of these countries and the limited volume of trading in securities in these countries may make investments in the countries illiquid and more volatile than investments in Japan or most Western European countries.

Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. In certain countries with emerging capital markets, reporting standards vary widely. As a result, traditional investment measurements used in the United States, such as price/earnings ratios, may not be applicable. Emerging market securities may be substantially less liquid and more volatile than those of mature markets, and company shares may be held by a limited number of persons. This may adversely affect the timing and pricing of a Fund’s acquisition or disposal of securities.

Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because a Fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being completely lost. The Fund would absorb any loss resulting from such registration problems and may have no successful claim for compensation.

Guaranteed Investment Contracts. The Fund may make investments in obligations issued by highly rated U.S. insurance companies, such as guaranteed investment contracts and similar funding agreements (collectively “GICs”). A GIC is a general obligation of the issuing insurance company and not a separate account. Under these contracts, the Fund makes cash contributions to a deposit fund of the insurance company’s general account. The insurance company then credits to the Fund on a monthly basis guaranteed interest that is based on an index. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. GIC investments that do not provide for payment within seven days after notice are subject to the Fund’s policy regarding investments in illiquid securities.

Illiquid Securities. Subject to the limitations in the 1940 Act and the rules thereunder, the Fund may invest in illiquid securities. The Fund may not acquire an illiquid security if, immediately after the acquisition, it would have invested more than 15% of its net assets in illiquid securities. The Fund may have additional limitations on investments in illiquid securities. Illiquid securities are securities that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the security.

The Trust has implemented a written liquidity risk management program (the “LRM Program”) and related procedures to manage the liquidity risk of each Fund in accordance with Rule 22e-4 under the 1940 Act (“Rule 22e-4”). Rule 22e-4 defines “liquidity risk” as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors' interests in the fund. The Board has designated Touchstone Advisors to serve as the program administrator ("Program Administrator") of the LRM Program and the related procedures. As a part of the LRM Program, the Program Administrator is responsible for identifying illiquid investments and categorizing the relative liquidity of each Fund's investments in accordance with Rule 22e-4. Under the LRM Program, the Program Administrator assesses, manages, and periodically reviews the Fund's liquidity risk, and is responsible for making periodic reports to the Board and the SEC regarding the liquidity of the Fund's investments, and for notifying the Board and the SEC of certain liquidity events specified in Rule 22e-4. The liquidity of the Fund's portfolio investments is determined based on relevant market, trading and investment-specific considerations under the LRM Program.

Illiquid securities include, among others, demand instruments with demand notice periods exceeding seven days, securities for which there is no active secondary market, and repurchase agreements with maturities of over seven days in length. The Fund may invest in securities that are neither listed on a stock exchange nor traded over-the-counter, including privately placed securities.  Investing in unlisted securities, including investments in new and early stage companies, may involve a high degree of business and financial risk that can result in substantial losses.  As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities.  Because these types of securities are thinly traded, if at all, and market prices for these types of securities are generally not readily available, the Fund typically determines the price for these types of securities in good faith in accordance with policies and procedures adopted by the Board.  Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund, or less than what may be considered the fair value of such securities.  Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements which might be applicable if their securities were publicly traded. If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration.

In addition, the Fund believes that certain investments in joint ventures, cooperatives, partnerships, private placements, unlisted securities and other similar situations (collectively, “special situations”) could enhance the Fund’s capital appreciation potential.  To the extent these investments are deemed illiquid, the Fund’s investment in them will be consistent with their applicable restriction on investment in illiquid securities.  Investments in special situations and certain other instruments may be liquid, as determined by the Fund's LRM Program Administrator.

Inflation-Indexed Bonds.  The Funds may invest in inflation-indexed bonds, which are fixed-income securities whose return is periodically adjusted according to the rate of inflation as indicated by the Consumer Price Index (“CPI”). Inflation-indexed bonds may be issued by the U.S. government and agencies or instrumentalities of the U.S. government and by corporations.  There are two common accrual structures for inflation-indexed bonds.  The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the CPI accruals as part of a semiannual coupon.

Inflation-indexed securities are issued with various maturities. The securities issued by the U.S. Treasury, called Treasury Inflation Protected Securities, or "TIPS", pay interest on a semiannual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if the Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semiannually), and inflation over the first six months were 1%, the mid-year par value of the bond would be $1,010 and the first semiannual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year reached 3%, the end-of-year par value of the bond would be $1,030 and the second semiannual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced.  Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Fund may also invest in other inflation related bonds, which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds.  In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value.  If interest rates rise due to reasons other than inflation, investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy.

Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Interfund Lending. The Fund's investment restrictions an an SEC exemptive order permit the Fund to participate in an interfund lending program with other funds in the Touchstone family of funds, including the Fund. This program allows the Touchstone funds to borrow money from, and lend money to, each other for temporary or emergency purposes, such as to satisfy redemption requests or to cover unanticipated cash shortfalls. The Fund may not borrow through the interfund lending program for leverage purposes. To the extent permitted by its investment objective, strategies, and policies, the Fund may (1) lend uninvested cash to other Touchstone funds in an amount up to 15% of the lending Fund's net assets at the time of the loan (including lending up to 5% of its net assets to any single Touchstone Fund) and (2) borrow money from other Touchstone funds provided that total outstanding borrowings from all sources do not exceed 33 1/3% of its total assets. The Fund may borrow through the interfund lending program on an unsecured basis (i.e., without posting collateral) if its aggregate borrowings from all sources immediately after the interfund borrowing represent 10% or less of the Fund’s total assets. However, if the Fund’s aggregate borrowings from all sources immediately after the interfund borrowing would exceed 10% of the Fund’s total assets, the Fund may borrow through the interfund lending program on a secured basis only. Any fund that has outstanding interfund borrowings may not cause its outstanding borrowings, from all sources, to exceed 10% of its total assets without first securing each interfund loan. If the Fund has any outstanding secured borrowings from other sources, including another fund, at the time it requests an interfund loan, the Fund's interfund borrowing will be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding collateralized loan.

Any loan made through the interfund lending program is required to be more beneficial to a borrowing fund (i.e., at a lower interest rate) than borrowing from a bank and more beneficial to a lending fund (i.e., at a higher rate of return) than an alternative short-term investment. The term of an interfund loan is limited to the time required to obtain sufficient cash to repay the loan through either the sale of the Fund's portfolio securities or net sales of Fund shares, but in no event more than seven days. In addition, an interfund loan is callable with one business day’s notice.

The limitations discussed above, other conditions of the SEC exemptive order, and related policies and procedures implemented by Touchstone are designed to minimize the risks associated with interfund lending for both borrowing funds and lending funds. However, no borrowing or lending activity is without risk. When the Fund borrows money from another Touchstone Fund, there is a risk that the loan could be called on one business day’s notice or not renewed, in which case the Fund may need to borrow from a bank at higher rates if an interfund loan were not available from another Touchstone Fund. Furthermore, a delay in repayment to a lending Fund could result in a lost investment opportunity or additional lending costs.

LIBOR Transition. Many debt securities, derivatives and other financial instruments in which the Fund may invest, as well as any borrowings made by the Fund from banks or from other lenders, utilize the London Interbank Offered Rate (“LIBOR”) as the reference or benchmark index for interest rate calculations. LIBOR is a measure of the average interest rate at which major global banks can borrow from one another. It is quoted in multiple currencies and tenors using data reported by a panel of private-sector banks. Following allegations of rate manipulation in 2012 and concerns regarding its thin liquidity, the use of LIBOR came under increasing pressure, and in July 2017, the U.K. Financial Conduct Authority, which regulates LIBOR, announced that it will stop encouraging banks to provide the quotations needed to sustain LIBOR after 2021. This may cause LIBOR to cease to be published. LIBOR panel banks have agreed to submit quotations to LIBOR through the end of 2021. Before then, it is expected that market participants will transition to the use of different reference or benchmark rates. However, there is currently no definitive information regarding the future utilization of LIBOR or of any particular replacement rate. Regulators have suggested alternative reference indices, but global consensus is lacking and the process for amending existing contracts or instruments to transition away from LIBOR remains unclear.

While it is expected that market participants will amend financial instruments referencing LIBOR to include fallback provisions and other measures that contemplate the discontinuation of LIBOR or other similar market disruption events, neither the effect of the transition process nor the viability of such measures is known. While market participants have begun transitioning away from LIBOR, there are obstacles to converting certain longer term securities and transactions to a new benchmark or benchmarks. The effectiveness of multiple alternative reference rates as opposed to one primary reference rate has not been determined. The effectiveness of alternative reference rates used in new or existing financial instruments and products has also not yet been determined. As market participants transition away from LIBOR, LIBOR's usefulness may deteriorate, which could occur prior to the end of 2021. The transition process may lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. LIBOR's deterioration may adversely affect the liquidity and/or market value of securities that use LIBOR as a benchmark interest rate, including securities and other financial instruments held by the Fund. Further, the utilization of an alternative reference rate, or the transition process to an alternative reference rate, may adversely affect the Fund's performance.

Loans.  The Fund may invest in senior and subordinated loans to corporations and other business entities.

Senior Loans: Senior loans generally hold a first or second lien priority and typically pay interest at rates that are determined periodically on the basis of a floating base lending rate, primarily LIBOR, plus a spread. Senior loans are typically made to U.S. and, to a lesser extent, non-U.S. borrowers. Borrowers may obtain senior loans, among other reasons, to refinance existing debt, engage in acquisitions, pay dividends, recapitalize, complete leveraged buyouts and for general corporate purposes. Senior loans rated below investment grade are sometimes referred to as “leveraged loans.” The Fund may invest in senior loans through assignments of or, to a lesser extent, participations in senior loans.

The senior loans in which the Fund will invest will primarily be rated below investment grade, but may also be unrated and of comparable credit quality. As a result, although senior loans are senior and typically secured in a first or second lien position in contrast to other below investment grade fixed income instruments, which are often subordinated or unsecured, the risks associated with such senior loans are generally similar to the risks of other below investment grade fixed income instruments. See “Lower-Rated and Unrated Securities” below. Investments in below investment grade senior loans are considered speculative because of the credit risk of the borrowers. Such borrowers are more likely than investment grade borrowers to default on their payments of interest and principal owed to the Fund, and such defaults could reduce the Fund’s NAV and income distributions. An economic downturn would generally lead to a higher non-payment rate, and a senior loan may lose significant market value before a default occurs. Moreover, any specific collateral used to secure a senior loan may decline in value or become illiquid, which would adversely affect the senior loan’s value. Senior loans are subject to a number of risks described elsewhere in this prospectus, including non-payment of principal, liquidity risk and the risk of investing in below investment grade fixed income instruments.

Senior loans are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Fund, a reduction in the value of the investment and a potential decrease in the Fund’s NAV. There can be no assurance that the liquidation of any collateral securing a senior loan would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal payments, whether when due or upon acceleration, or that the collateral could be liquidated, readily or otherwise. In the event of bankruptcy or insolvency of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral, if any, securing a senior loan. The collateral securing a senior loan, if any, may lose all or substantially all of its value in the event of the bankruptcy or insolvency of a borrower. Some senior loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such senior loans to presently existing or future indebtedness of the borrower or take other action detrimental to the holders of senior loans including, in certain circumstances, invalidating such senior loans or causing interest previously paid to be refunded to the borrower. Additionally, a senior loan may be “primed” in bankruptcy, which reduces the ability of the holders of the senior loan to recover on the collateral. Priming takes place when a debtor in bankruptcy is allowed to incur additional indebtedness by the bankruptcy court and such indebtedness has a senior or pari passu lien with the debtor’s existing secured indebtedness, such as existing senior loans or secured corporate bonds.

There may be less readily available information about most senior loans and the borrowers thereunder than is the case for many other types of securities, including securities issued in transactions registered under the Securities Act of 1933, as amended (“1933 Act”). Senior loans may be issued by companies that are not subject to SEC reporting requirements, and these companies, therefore, do not file reports with the SEC that must comply with SEC form requirements and in addition are subject to a less stringent liability disclosure regime than companies subject to SEC reporting requirements. As a result, the sub-advisor will rely primarily on its own evaluation of a borrower’s credit quality rather than on any available independent sources. Therefore, the Fund will be particularly dependent on the analytical abilities of the sub-advisor.

The secondary trading market for senior loans may be less liquid than the secondary trading market for registered investment grade debt securities. No active trading market may exist for certain senior loans, which may make it difficult to value them. Illiquidity and adverse market conditions may mean that a Fund may not be able to sell senior loans quickly or at a fair price. To the extent that a secondary market does exist for certain senior loans, the market for them may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

Senior loans and other variable rate debt instruments are subject to the risk of payment defaults of scheduled interest or principal. Such payment defaults would result in a reduction of income to a Fund, a reduction in the value of the investment and a potential decrease in the NAV of the common shares. Similarly, a sudden and significant increase in market interest rates may increase the risk of payment defaults and cause a decline in the value of these investments and in a Fund’s NAV. Other factors (including, but not limited to, rating downgrades, credit deterioration, a large downward movement in stock prices, a disparity in supply and demand of certain securities or market conditions that reduce liquidity) can reduce the value of senior loans and other debt obligations, impairing the NAV of the common shares.

Senior loans are subject to legislative risk. If legislation or state or federal regulations impose additional requirements or restrictions on the ability of financial institutions to make loans, the availability of senior loans for investment by the Fund may be adversely affected. In addition, such requirements or restrictions could reduce or eliminate sources of financing for certain borrowers. This would increase the risk of default. If legislation or federal or state regulations require financial institutions to increase their capital requirements, this may cause financial institutions to dispose of senior loans that are considered highly levered transactions. Such sales could result in prices that, in the opinion of the sub-advisor, do not represent fair value. If the Fund attempts to sell a senior loan at a time when a financial institution is engaging in such a sale, the price the Fund could receive for the senior loan may be adversely affected.

The Fund expects to acquire senior loans primarily through assignments and, to a lesser extent, through participations. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the purchaser’s rights can be more restricted than those of the assigning institution, and a Fund may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral. In general, a participation is a contractual relationship only with the institution participating out the interest, not with the borrower. Sellers of participations typically include banks, broker-dealers, other financial institutions and lending institutions. In purchasing participations, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement against the borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, a Fund will be exposed to the credit risk of both the borrower and the institution selling the participation. Further, in purchasing participations in lending syndicates, a Fund may be more limited than it otherwise would be in its ability to conduct due diligence on the borrower. In addition, as a holder of the participations, the Fund may not have voting rights or inspection rights that the Fund would otherwise have if it were investing directly in the senior loan, which may result in the Fund being exposed to greater credit or fraud risk with respect to the borrower or the senior loan.

Subordinated Loans. The Fund may also invest in subordinated loans. Subordinated loans generally have similar characteristics as senior loans except that such loans are subordinated in payment and/or lower in lien priority to first lien holders.

Although the Funds do not expect subordinated loans to be a significant component of its portfolios, it may invest in such instruments from time to time. Subordinated loans generally are subject to similar risks as those associated with investments in senior loans, except that such loans are subordinated in payment and/or lower in lien priority to first lien holders. In the event of default on a subordinated loan, the first priority lien holder has first claim to the underlying collateral of the loan to the extent such claim is secured. Additionally, an over-secured creditor may be entitled to additional interest and other charges in bankruptcy increasing the amount of their allowed claim. Subordinated loans are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior obligations of the borrower. This risk is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. Subordinated loans generally have greater price volatility than senior loans and may be less liquid.

Lower-Rated and Unrated Securities.  The Funds may invest in higher yielding (and, therefore, higher risk), lower-rated fixed-income securities, including non-investment-grade securities, or "junk bonds," and unrated securities. Securities rated in the fourth highest category by S&P or Moody’s, BBB and Baa, respectively, although considered investment grade, may possess speculative characteristics, and changes in economic or other conditions are more likely to impair the ability of issuers of these securities to make interest and principal payments than is the case with respect to issuers of higher grade bonds.

Generally, medium or lower-rated securities and unrated securities of comparable quality, sometimes referred to as “junk bonds,” offer a higher current yield than is offered by higher rated securities, but also (i) will likely have some quality and protective characteristics that, in the judgment of the rating organizations, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. The yield of junk bonds will fluctuate over time.

The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher quality bonds. In addition, medium and lower-rated securities and comparable unrated securities generally present a higher degree of credit risk. The risk of loss due to default by these issuers is significantly greater because medium and lower-rated securities and unrated securities of comparable quality generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. Since the risk of default is higher for lower-rated debt securities, the Sub-Advisor’s research and credit analysis are an especially important part of managing securities of this type held by the Fund. In light of these risks, the Sub-Advisor, in evaluating the creditworthiness of an issue, whether rated or unrated, will take various factors into consideration, which may include, as applicable, the issuer’s financial resources, its sensitivity to economic conditions and trends, the operating history of and the community support for the facility financed by the issue, the ability of the issuer’s management and regulatory matters.

In addition, the market value of securities in lower-rated categories is more volatile than that of higher quality securities, and the markets in which medium and lower-rated or unrated securities are traded are more limited than those in which higher rated securities are traded.  The existence of limited markets may make it more difficult for the Funds to obtain accurate market quotations for purposes of valuing their respective portfolios and calculating their respective NAVs. Moreover, the lack of a liquid trading market may restrict the availability of securities for the Funds to purchase and may also have the effect of limiting the ability of the Fund to sell securities at their fair value either to meet redemption requests or to respond to changes in the economy or the financial markets.

Lower-rated debt obligations also present risks based on payment expectations.  If an issuer calls the obligation for redemption, the Fund may have to replace the security with a lower yielding security, resulting in a decreased return for shareholders.  Also, as the principal value of bonds moves inversely with movements in interest rates, in the event of rising interest rates the value of lower-rated securities held by the Fund may decline relatively proportionately more than a portfolio consisting of higher rated securities.  If the Fund experiences unexpected net redemptions, it may be forced to sell its higher rated bonds, resulting in a decline in the overall credit quality of the securities held by the Fund and increasing the exposure of the Fund to the risks of lower-rated securities.

Subsequent to its purchase by the Fund, a security may cease to be rated or its rating may be reduced. Neither event will require sale of the security by the Fund, but the Sub-Advisor will consider this event in its determination of whether the Fund should continue to hold the security.

The market for lower-rated debt securities may be thinner and less active than that for higher-rated debt securities, which can adversely affect the prices at which the former are sold. If market quotations are not available, lower-rated debt securities will be valued in accordance with procedures established by the Board, including the use of outside pricing services. Judgment plays a greater role in valuing high yield corporate debt securities than is the case for securities for which more external sources for quotations and last sale information is available.  Adverse publicity and changing investor perception may affect the ability of outside pricing services to value lower-rated debt securities and the ability of holders of such securities to dispose of them.

In considering investments for the Fund, the Sub-Advisor will attempt to identify those issuers of high yielding debt securities whose financial condition is adequate to meet future obligations, has improved or is expected to improve in the future. The Sub-Advisor’s analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects and the experience and managerial strength of the issuer.

The Fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise exercise its rights as a security holder to seek to protect the interest of security holders if it determines this to be in the best interest of the Fund.

Market Disruption Risk. During periods of extreme market volatility, prices of securities held by the Fund may be negatively impacted due to imbalances between market participants seeking to sell the same or similar securities and market participants willing or able to buy such securities. As a result, the market prices of securities held by a Fund could go down, at times without regard to the financial condition of or specific events impacting the issuer of the security.

Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund themselves are regulated. Such legislation or regulation could limit or preclude the Fund's ability to achieve its investment goals.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of a Fund's portfolio holdings. Furthermore, volatile financial markets can expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by a Fund. The Fund has established procedures to assess the liquidity of portfolio holdings and to value instruments for which market prices may not be readily available. The Advisor and sub-advisor will monitor developments and seek to manage the Fund in a manner consistent with achieving the Fund's investment goals, but there can be no assurance that they will be successful in doing so.

Money Market Instruments. Money market securities are high-quality, dollar-denominated, short-term debt instruments. They include: (i) bankers’ acceptances, certificates of deposits, notes and time deposits of highly-rated U.S. banks and U.S. branches of foreign banks; (ii) U.S. Treasury obligations and obligations issued or guaranteed by the agencies and instrumentalities of the U.S. government; (iii) high-quality commercial paper issued by U.S. and foreign corporations; (iv) debt obligations with a maturity of one year or less issued by corporations with outstanding high-quality commercial paper ratings; and (v) repurchase agreements involving any of the foregoing obligations entered into with highly-rated banks and broker-dealers.

Mortgage-Related and Other Asset-Backed Securities. The Fund may invest in mortgage-related securities. Mortgage-related securities represent groups of mortgage loans that are combined for sale to investors. The loans may be grouped together by U.S. government agencies and sponsored entities, such as Ginnie Mae, Fannie Mae and Freddie Mac. The loans may also be grouped together by private issuers such as: commercial banks; savings and loan institutions; mortgage bankers; and private mortgage insurance companies. Mortgage-related securities include CMOs and Real Estate Mortgage Investment Conduits ("REMICs").

The mortgage-backed securities market has been and may continue to be negatively affected by the novel coronavirus (COVID-19) pandemic. The U.S. government, its agencies or its instrumentalities may implement initiatives in response to the economic impacts of the novel coronavirus (COVID-19) pandemic applicable to federally-backed mortgage loans. These initiatives could involve forbearance of mortgage payments or suspension or restrictions on foreclosures and evictions. The Fund cannot predict with certainty the extent to which such initiatives or the economic effects of the pandemic generally may affect rates of prepayment or default or adversely impact the value of the Fund's investments in securities in the mortgage industry as a whole.

Asset-Backed Securities: Asset-backed securities ("ABS") are secured by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning such assets and issuing such debt. Covered bonds are a type of asset backed security that is created from public sector loans or mortgage loans where the security is backed by a separate group of loans. Covered bonds typically carry a 2 to 10 year maturity rate and enjoy relatively high credit ratings, depending on the quality of the pool of loans backing the bond.

The credit quality of an ABS transaction depends on the performance of the underlying assets. ABS can be structured with various forms of credit enhancement to address the possibility that some borrowers could miss payments or even default on their loans. Some ABS are subject to interest-rate risk and prepayment risk. A change in interest rates can affect the pace of payments on the underlying loans, which in turn, affects total return on the securities. ABS also carry credit or default risk. If many borrowers on the underlying loans default, losses could exceed the credit enhancement level and result in losses to investors in an ABS transaction. Finally, ABS have structure risk due to a unique characteristic known as early amortization, or early payout, risk. Built into the structure of most ABS are triggers for early payout, designed to protect investors from losses. These triggers are unique to each transaction and can include: a big rise in defaults on the underlying loans, a sharp drop in the credit enhancement level, or even the bankruptcy of the originator. Once early amortization begins, all incoming loan payments (after expenses are paid) are used to pay investors as quickly as possible based upon a predetermined priority of payment.

Mortgage Pass-Through Securities: Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities are described as “modified pass-through.”  These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

There are several risks associated with mortgage-related securities generally. One is that the monthly cash inflow from the underlying loans may not be sufficient to meet the monthly payment requirements of the mortgage-related security. Another is prepayment of principal by mortgagors or mortgage foreclosures. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. To the extent that unanticipated rates of pre-payment on underlying mortgages increase the effective duration of a mortgage-related security, the volatility of such security can be expected to increase. But prepayment may also shorten the term of the underlying mortgage pool for a mortgage-related security. Early returns of principal will affect the average life of the mortgage-related securities remaining in the Fund. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. In periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the average life of a pool of mortgage-related securities. Conversely, in periods of falling interest rates the rate of prepayment tends to increase, thereby shortening the average life of a pool. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the yield of the Fund. Because prepayments of principal generally occur when interest rates are declining, it is likely that the Fund will have to reinvest the proceeds of prepayments at lower interest rates than those at which the assets were previously invested. If this occurs, the Fund’s yield will correspondingly decline. Thus, mortgage-related securities may have less potential for capital appreciation in periods of falling interest rates than other fixed-income securities of comparable maturity, although these securities may have a comparable risk of decline in market value in periods of rising interest rates. To the extent that the Fund purchases mortgage-related securities at a premium, unscheduled prepayments, which are made at par, will result in a loss equal to any unamortized premium. Finally, mortgage-related securities may also be subject to liquidity risks due to tightening markets. Delinquencies and losses on residential mortgage loans (especially subprime and second-lien mortgage loans) and a decline in or flattening of housing values may exacerbate such delinquencies and losses. Borrowers with adjustable rate mortgage loans are more sensitive to changes in interest rates, which affect their monthly mortgage payments, and may be unable to secure replacement mortgages at comparably low interest rates. Also, residential mortgage loan originators may experience serious financial difficulties or bankruptcy during tighter markets. In summary, reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements may limit liquidity in the secondary market for mortgage-related securities, which can adversely affect the market value of mortgage-related securities.

Government Pass-Through Securities: Government pass-through securities are securities that are issued or guaranteed by a U.S. government agency representing an interest in a pool of mortgage loans. The primary issuers or guarantors of these mortgage-backed securities are Ginnie Mae, Fannie Mae, and Federal Home Loan Mortgage Corporation (FHLMC) (“Freddie Mac”). Ginnie Mae, Fannie Mae and Freddie Mac guarantee timely distributions of interest to certificate holders. Ginnie Mae and Fannie Mae also guarantee timely distributions of scheduled principal. Freddie Mac generally guarantees only the ultimate collection of principal of the underlying mortgage loan. Certain federal agencies, such as Ginnie Mae, have been established as instrumentalities of the United States government to supervise and finance certain types of activities. Issues of these agencies, while not direct obligations of the United States government, are either backed by the full faith and credit of the United States (e.g., Ginnie Mae securities) or supported by the issuing agencies’ right to borrow from the U.S. Treasury. The issues of other agencies are supported by the credit of the instrumentality (e.g., Fannie Mae securities). Government and private guarantees do not extend to the securities’ value, which is likely to vary inversely with fluctuations in interest rates.

There are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage-backed securities and among the securities that they issue. Mortgage-related securities issued by Ginnie Mae include GNMA Mortgage Pass-Through Certificates (also known as “Ginnie Mae Pass-Throughs”) which are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the U.S. Government. Ginnie Mae Pass-Throughs are created by an “issuer,” which is a Federal Housing Administration (“FHA”) approved mortgagee that also meets criteria imposed by Ginnie Mae. The issuer assembles a pool of FHA, Farmers’ Home Administration or Veterans’ Administration (“VA”) insured or guaranteed mortgages which are homogeneous as to interest rate, maturity and type of dwelling. Upon application by the issuer, and after approval by Ginnie Mae of the pool, Ginnie Mae provides its commitment to guarantee timely payment of principal and interest on the Ginnie Mae Pass-Throughs backed by the mortgages included in the pool. The Ginnie Mae Pass-Throughs, endorsed by Ginnie Mae, then are sold by the issuer through securities dealers. Ginnie Mae Pass-Throughs bear a stated “coupon rate” which represents the effective FHA-VA mortgage rate at the time of issuance, less fees from Ginnie Mae and the issuer. Ginnie Mae is authorized under the National Housing Act to guarantee timely payment of principal and interest on Ginnie Mae Pass-Throughs. This guarantee is backed by the full faith and credit of the U.S. Government. Ginnie Mae may borrow Treasury funds to the extent needed to make payments under its guarantee. When mortgages in the pool underlying a Ginnie Mae Pass-Through are prepaid by mortgagors or by result of foreclosure, such principal payments are passed through to the certificate holders. Accordingly, the life of the Ginnie Mae Pass-Through is likely to be substantially shorter than the stated maturity of the mortgages in the underlying pool. Because of such variation in prepayment rates, it is not possible to predict the life of a particular Ginnie Mae Pass-Through. Payments to holders of Ginnie Mae Pass-Throughs consist of the monthly distributions of interest and principal less the fees of Ginnie Mae and the issuer. The actual yield to be earned by a holder of a Ginnie Mae Pass-Through is calculated by dividing interest payments by the purchase price paid for the Ginnie Mae Pass-Through (which may be at a premium or a discount from the face value of the certificate). Monthly distributions of interest, as contrasted to semi-annual distributions which are common for other fixed interest investments, have the effect of compounding and thereby raising the effective annual yield earned on Ginnie Mae Pass-Throughs.

Mortgage-related securities issued by Fannie Mae include Fannie Mae Guaranteed Mortgage Pass-Through Certificates (also known as “Fannie Mae Pass-Throughs”) that are solely the obligations of Fannie Mae and are not backed by or entitled to the full faith and credit of the United States. Fannie Mae Pass-Throughs are guaranteed as to timely payment of the principal and interest by Fannie Mae.

Mortgage-related securities issued by Freddie Mac include FHLMC Mortgage Participation Certificates (also known as “Freddie Mac PCs”). Freddie Mac PCs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Mac PCs entitle the holder to timely payment of interest, which is guaranteed by Freddie Mac. Freddie Mac guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When Freddie Mac does not guarantee timely payment of principal, Freddie Mac may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

Real Estate Mortgage Investment Conduits (“REMICs”). REMICs are private entities formed for the purpose of holding a fixed pool of mortgages secured by interests in real property. For Freddie Mac REMIC certificates, Freddie Mac guarantees the timely payment of interest, and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates. Fannie Mae REMIC certificates are issued and guaranteed as to timely distribution of principal and interest by Fannie Mae. A REMIC is a type of CMO that qualifies for special tax treatment under the Code.

The Fund may invest up to 25% of its net assets in REMICs.

Collateralized Mortgage Obligations (“CMOs”). The Fund may invest in CMOs. CMOs are fully-collateralized bonds that are the general obligations of the issuer thereof. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.

The key feature of the CMO structure is the prioritization of the cash flows from a pool of mortgages among the several classes of CMO holders, thereby creating a series of obligations with varying rates and maturities appealing to a wide range of investors. CMOs generally are secured by an assignment to a trustee under an indenture pursuant to which the bonds are issued for collateral consisting of a pool of mortgages. Payments with respect to the underlying mortgages generally are made to the trustee under the indenture. Payments of principal and interest on the underlying mortgages are not passed through to the holders of the CMOs as such (that is, the character of payments of principal and interest is not passed through and therefore payments to holders of CMOs attributable to interest paid and principal repaid on the underlying mortgages do not necessarily constitute income and return of capital, respectively, to such holders), but such payments are dedicated to payment of interest on, and repayment of, principal of the CMOs. CMOs are issued in two or more classes or series with varying maturities and stated rates of interest determined by the issuer. Because interest and principal payments on the underlying mortgages are not passed through to holders of CMOs, CMOs of varying maturities may be secured by the same pool of mortgages, the payments on which are used to pay interest on each class and to retire successive maturities in sequence. CMOs are designed to be retired as the underlying mortgages are repaid. In the event of sufficient early prepayments on such mortgages, the class or series of CMO first to mature generally will be retired prior to maturity. Therefore, although in most cases the issuer of CMOs will not supply additional collateral in the event of such prepayments, there will be sufficient collateral to secure CMOs that remain outstanding.

Since Federal Home Loan Mortgage Corporation (FHLMC) ("Freddie Mac") and Federal National Mortgage Association (FNMA) ("Fannie Mae") CMOs are the general obligations of Freddie Mac, or Fannie Mae, as applicable, they will be obligated to use their general funds to make payments thereon if payments generated by the underlying mortgages are insufficient to pay principal and interest in their CMOs. In addition, CMOs are issued by private entities, such as financial institutions, mortgage bankers and subsidiaries of homebuilding companies. The structural features of privately issued CMOs will vary considerably from issue to issue, and the Sub-Advisor will consider such features, together with the character of the underlying mortgage pool and the liquidity and credit rating of the issue.

Several classes of securities are issued against a pool of mortgage collateral. The most common structure contains four classes of securities; the first three classes pay interest at their stated rates beginning with the issue date and the final class is typically an accrual class (or Z bond). The cash flows from the underlying mortgage collateral are applied first to pay interest and then to retire securities. The classes of securities are retired sequentially. All principal payments are directed first to the shortest-maturity class (or A bonds). When those securities are completely retired, all principal payments are then directed to the next-shortest-maturity security (or B bond). This process continues until all of the classes have been paid off. Because the cash flow is distributed sequentially instead of pro rata as with pass-through securities, the cash flows and average lives of CMOs are more predictable, and there is a period of time during which the investors into the longer maturity classes receive no principal paydowns.

One or more tranches of a CMO may have coupon rates that reset periodically at a specified increment over an index, such as the London Interbank Offered Rate (“LIBOR”). These adjustable rate tranches, known as “floating-rate CMOs,” will be treated as ARMS. Floating-rate CMOs may be backed by fixed-rate or adjustable-rate mortgages. Floating-rate CMOs are typically issued with lifetime “caps” on the coupon rate. These caps, similar to the caps on ARMS, represent a ceiling beyond which the coupon rate may not be increased, regardless of increases in the underlying interest rate index.

Mortgage-related securities such as CMOs may not be readily marketable. The Fund may invest up to 25% of its net assets in CMOs.

Commercial Mortgage-Backed Securities (“CMBS”). CMBS are mortgage-backed securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. The market for CMBS developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family mortgage-backed securities. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMBS may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Because CMBS are generally considered to be illiquid, they are subject to the Fund’s overall 15% limitation on illiquid securities. The Fund may invest up to 15% of its net assets in CMBS.

Mortgage Dollar Rolls. Mortgage “dollar rolls” are transactions in which mortgage-backed securities are sold for delivery in the current month and the seller simultaneously contracts to repurchase substantially similar securities on a specified future date. The difference between the sale price and the purchase price (plus any interest earned on the cash proceeds of the sale) is netted against the interest income foregone on the securities sold to arrive at an implied borrowing rate. Alternatively, the sale and purchase transactions can be executed at the same price, with the Fund being paid a fee as consideration for entering into the commitment to purchase. Mortgage dollar rolls may be renewed prior to cash settlement and initially may involve only a firm commitment agreement by the Fund to buy a security. If the broker-dealer to whom the Fund sells the security becomes insolvent, the Fund’s right to repurchase the security may be restricted. Other risks involved in entering into mortgage dollar rolls include the risk that the value of the security may change adversely over the term of the mortgage dollar roll and that the security the Fund is required to repurchase may be worth less than the security that the Fund originally held. The Fund will place U.S. government or other liquid securities in a segregated account in an amount sufficient to cover its repurchase obligation or otherwise “cover” its position in a manner consistent with the 1940 Act or the rules and SEC interpretations thereunder.

The Fund may invest up to 45% of its net assets in mortgage dollar rolls.

Stripped Mortgage-Backed Securities (“SMBS”). SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal.

In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including pre-payments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity from these securities. If the assets underlying the interest-only securities experience greater than anticipated prepayments of principal, the Fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The secondary market for SMBS may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting the Fund’s ability to buy or sell these securities at any particular time.

The Fund may invest up to 5% of its net assets in interest-only SMBS and up to 5% of its net assets in principal-only SMBS.

Municipal Securities.  The Fund may invest in taxable and tax-exempt municipal securities.  Municipal securities consist of (i) debt obligations issued by or on behalf of public authorities to obtain funds to be used for various public facilities, for refunding outstanding obligations, for general operating expenses, and for lending such funds to other public institutions and facilities; and (ii) certain private activity and industrial development bonds issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair, or improvement of privately operated facilities.  Municipal notes include general obligation notes, tax anticipation notes, revenue anticipation notes, bond anticipation notes, certificates of indebtedness, demand notes and construction loan notes and participation interests in municipal notes.  Municipal bonds include general obligation bonds, revenue or special obligation bonds, private activity and industrial development bonds, and participation interests in municipal bonds. General obligation bonds are backed by the taxing power of the issuing municipality. Revenue bonds are backed by the revenues of a project or facility.  The payment of principal and interest on private activity and industrial development bonds generally is dependent solely on the ability of the facility’s user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.  Yields on municipal securities are the product of a variety of factors, including the general conditions of the money market and of the municipal bond and municipal note markets, the size of a particular offering, the maturity of the obligation and the rating of the issue.  Although the interest on municipal securities may be exempt from federal income tax, dividends paid by the Fund to its shareholders may not be tax-exempt.

The costs associated with combating the novel coronavirus (COVID-19) pandemic and the negative impact on tax revenues has adversely affected the financial condition of many states and their political subdivisions. The effects of this pandemic could affect the ability of states and their political subdivisions to make payments on debt obligations when due and could adversely impact the value of their bonds, which could negatively impact the performance of the Fund.

Other Investment Companies. Investment companies include open- and closed-end funds, exchange-traded funds, and any other pooled investment vehicle that meets the definition of an investment company under the 1940 Act, whether such companies are required to register under the 1940 Act or not. As a shareholder of another investment company, the Fund would be subject to the same risks as any other investor in that investment company. The Fund’s purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying Fund expenses. Investments in registered investment company shares are subject to limitations prescribed by the 1940 Act and its rules, and applicable SEC staff interpretations or applicable exemptive relief granted by the SEC. The 1940 Act currently provides, in part, that the Fund generally may not purchase shares of a registered investment company if (a) such a purchase would cause the Fund to own in the aggregate more than 3% of the total outstanding voting stock of the investment company or (b) such a purchase would cause the Fund to have more than 5% of its total assets invested in the investment company or (c) more than 10% of the Fund’s total assets would be invested in the aggregate in all registered investment companies.

Overseas Private Investment Corporation Certificates.  The Fund may invest in Certificates of Participation issued by the Overseas Private Investment Corporation (“OPIC”). OPIC is a U.S. government agency that sells political risk insurance and loans to help U.S. businesses invest and compete in over 150 emerging markets and developing nations worldwide. OPIC provides medium to long-term debt financing through loans and guaranties to projects involving significant equity or management participation. OPIC can lend on either a project finance or a corporate finance basis in countries where conventional institutions are often unable or unwilling to lend on such a basis. OPIC issues Certificates of Participation to finance projects undertaken by U.S. companies. These certificates are guaranteed by OPIC and backed by the full faith and credit of the U.S. government.

Participation Interests. The Fund may invest in participation interests in fixed-income securities. A participation interest provides the certificate holder with a specified interest in an issue of fixed-income securities.

Some participation interests give the holders differing interests in the underlying securities, depending upon the type or class of certificate purchased. For example, coupon strip certificates give the holder the right to receive a specific portion of interest payments on the underlying securities; principal strip certificates give the holder the right to receive principal payments and the portion of interest not payable to coupon strip certificate holders. Holders of certificates of participation in interest payments may be entitled to receive a fixed rate of interest, a variable rate that is periodically reset to reflect the current market rate or an auction rate that is periodically reset at auction. Asset-backed residuals represent interests in any excess cash flow remaining after required payments of principal and interest have been made.

More complex participation interests involve special risk considerations. Since these instruments have only recently been developed, there can be no assurance that any market will develop or be maintained for the instruments. Generally, the fixed-income securities that are deposited in trust for the holders of these interests are the sole source of payments on the interests; holders cannot look to the sponsor or trustee of the trust or to the issuers of the securities held in trust or to any of their affiliates for payment.

Participation interests purchased at a discount may experience price volatility. Certain types of interests are sensitive to fluctuations in market interest rates and to prepayments on the underlying securities. A rapid rate of prepayment can result in the failure to recover the holder’s initial investment.

The extent to which the yield to maturity of a participation interest is sensitive to prepayments depends, in part, upon whether the interest was purchased at a discount or premium, and if so, the size of that discount or premium. Generally, if a participation interest is purchased at a premium and principal distributions occur at a rate faster than that anticipated at the time of purchase, the holder’s actual yield to maturity will be lower than that assumed at the time of purchase. Conversely, if a participation interest is purchased at a discount and principal distributions occur at a rate faster than that assumed at the time of purchase, the investor’s actual yield to maturity will be higher than that assumed at the time of purchase.

Participation interests in pools of fixed-income securities backed by certain types of debt obligations involve special risk considerations. The issuers of securities backed by automobile and truck receivables typically file financing statements evidencing security interests in the receivables, and the servicers of those obligations take and retain custody of the obligations. If the servicers, in contravention of their duty to the holders of the securities backed by the receivables, were to sell the obligations, the third party purchasers could acquire an interest superior to the interest of the security holders. Also, most states require that a security interest in a vehicle must be noted on the certificate of title and the certificate of title may not be amended to reflect the assignment of the lender’s security interest. Therefore, the recovery of the collateral in some cases may not be available to support payments on the securities. Securities backed by credit card receivables are generally unsecured, and both federal and state consumer protection laws may allow set-offs against certain amounts owed.

Pay-In-Kind Bonds. Pay-in-kind bonds are securities which, at the issuer’s option, pay interest in either cash or additional securities for a specified period.  Pay-in-kind bonds, like zero coupon bonds, are designed to give an issuer flexibility in managing cash flow. Pay-in-kind bonds are expected to reflect the market value of the underlying debt plus an amount representing accrued interest since the last payment.  Pay-in-kind bonds are usually less volatile than zero coupon bonds, but more volatile than cash pay securities.

The Fund may invest up to 5% of its net assets in pay-in-kind bonds.

Preferred Stock. Preferred stock has a preference over common stock in liquidation (and generally for dividend receipt as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends generally are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

The Fund may invest up to 10% of its net assets in preferred stock.

Rating Agencies. The Nationally Recognized Statistical Rating Organization (“NRSRO”) ratings applicable to the Fund’s fixed-income investments appear in the Appendix A to this SAI.

ReFlow Liquidity Program. The Fund may participate in the ReFlow liquidity program, which is designed to provide an alternative liquidity source for mutual funds experiencing redemptions of their shares. In order to pay cash to shareholders who redeem their shares on a given day, a mutual fund typically must hold cash in its portfolio, liquidate portfolio securities, or borrow money, all of which impose certain costs on the fund. ReFlow Fund, LLC ("ReFlow") provides participating mutual funds with another source of cash by standing ready to purchase shares from a fund up to the amount of the fund’s net redemptions on a given day. ReFlow then generally redeems those shares when the fund experiences net sales. In return for this service, the Fund will pay a fee to ReFlow at a rate determined by a daily auction with other participating mutual funds. The costs to the Fund for participating in ReFlow are expected to be influenced by and comparable to the cost of other sources of liquidity, such as the Fund’s short-term lending arrangements or the costs of selling portfolio securities to meet redemptions. In accordance with federal securities laws, ReFlow is prohibited from acquiring more than 3% of the outstanding voting securities of the Fund. There is no assurance that ReFlow will have sufficient funds available to meet the Fund's liquidity needs on a particular day. Investments in the Fund by ReFlow in connection with the ReFlow liquidity program are not subject to the market timing limitations described in the Fund's prospectus.

Repurchase Agreements. Repurchase agreements are transactions by which the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon time and price, thereby determining the yield during the term of the agreement. In the event of a bankruptcy or other default of the seller of a repurchase agreement, a Fund could experience both delays in liquidating the underlying security and losses. To minimize these possibilities, the Fund intends to enter into repurchase agreements only with its custodian, with banks having assets in excess of $10 billion and with broker-dealers who are recognized as primary dealers in U.S. government obligations by the Federal Reserve Bank of New York. Collateral for repurchase agreements is held in safekeeping in the customer-only account of a Fund’s custodian at the Federal Reserve Bank. The Fund will not enter into a repurchase agreement not terminable within seven days if, as a result thereof, more than 15% of the value of its net assets would be invested in such securities and other illiquid securities.

Although the securities subject to a repurchase agreement might bear maturities exceeding one year, settlement for the repurchase would never be more than one year after a Fund’s acquisition of the securities and normally would be within a shorter period of time. The resale price will be in excess of the purchase price, reflecting an agreed upon market rate effective for the period of time a Fund’s money will be invested in the securities, and will not be related to the coupon rate of the purchased security. At the time a Fund enters into a repurchase agreement, the value of the underlying security, including accrued interest, will equal or exceed the value of the repurchase agreement, and in the case of a repurchase agreement exceeding one day, the seller will agree that the value of the underlying security, including accrued interest, will at all times equal or exceed the value of the repurchase agreement. The collateral securing the seller’s obligation must consist of cash or securities that are issued or guaranteed by the United States government or its agencies. The collateral will be held by the custodian or in the Federal Reserve Book Entry System.

For purposes of the 1940 Act, a repurchase agreement is deemed to be a loan from a Fund to the seller subject to the repurchase agreement and is therefore subject to that Fund’s investment restriction applicable to loans. It is not clear whether a court would consider the securities purchased by the Fund subject to a repurchase agreement as being owned by that Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before repurchase of the security under a repurchase agreement, the Fund may encounter delays and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the security. If a court characterized the transaction as a loan and a Fund has not perfected a security interest in the security, that Fund may be required to return the security to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt obligation purchased for a Fund, the sub-advisor seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case, the seller. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security, in which case a Fund may incur a loss if the proceeds to that Fund of the sale of the security to a third party are less than the repurchase price. However, if the market value of the securities subject to the repurchase agreement becomes less than the repurchase price (including interest), a Fund involved will direct the seller of the security to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that a Fund will be unsuccessful in seeking to enforce the seller’s contractual obligation to deliver additional securities.

Restricted Securities.  The Fund may invest up to 10% of its total assets in restricted securities (other than securities deemed to be liquid pursuant to procedures approved by the Fund’s Board). Restricted securities cannot be sold to the public without registration under the 1933 Act.  The absence of a trading market can make it difficult to ascertain a market value of illiquid investments.  Disposing of illiquid investments may involve time-consuming negotiation and legal expenses.  Restricted securities generally can be sold in a privately negotiated transaction, pursuant to an exemption from registration under the 1933 Act, or in a registered public offering.  Where registration is required, a Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Fund may be permitted to sell a security under an effective registration statement.  If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to seek registration of the shares.  However, in general, the Funds anticipate holding restricted securities to maturity or selling them in an exempt transaction.

Reverse Repurchase Agreement, Dollar Roll, and Reverse Dollar Roll Transactions. A reverse repurchase agreement involves a sale by a Fund of securities that it holds to a bank, broker-dealer or other financial institution concurrently with an agreement by the Fund to repurchase the same securities at an agreed-upon price and date.  Reverse repurchase agreements are considered borrowing by a Fund and are subject to a Fund’s limitations on borrowing.  A dollar roll transaction involves a sale by a Fund of an eligible security to a financial institution concurrently with an agreement by the Fund to repurchase a similar eligible security from the institution at a later date at an agreed-upon price.  A reverse dollar roll transaction involves a purchase by a Fund of an eligible security from a financial institution concurrently with an agreement by the Fund to resell a similar security to the institution at a later date at an agreed-upon price.  Each Fund will fully collateralize its reverse repurchase agreements, dollar roll and reverse dollar roll transactions in an amount at least equal to the Fund’s obligations under the reverse repurchase agreement, dollar roll or reverse dollar roll transaction by segregating cash or other liquid securities, earmarking cash or other liquid securities, or otherwise “cover” its position in a manner consistent with the 1940 Act or the rules and SEC interpretations.

The Fund may invest up to 5% of its net assets in reverse repurchase agreements.

Rule 144A Securities. Rule 144A securities are securities exempt from registration on resale pursuant to Rule 144A under the Securities Act of 1933, as amended (“1933 Act”). Rule 144A securities are traded in the institutional market pursuant to this registration exemption, and, as a result, may not be as liquid as exchange-traded securities since they may only be resold to certain qualified institutional investors. Due to the relatively limited size of this institutional market, these securities may affect the liquidity of Rule 144A securities to the extent that qualified institutional buyers become, for a time, uninterested in purchasing such securities. Nevertheless, Rule 144A securities may be treated as liquid securities pursuant to the Fund's LRM Program.

The Fund may invest up to 25% of its net assets in Rule 144A securities.

Sector Focus. If the Fund’s portfolio is overweighted in a certain sectors or related sectors, any negative development affecting that sector will have a greater impact on the Fund than a fund that is not overweighted in that sector.

Consumer Discretionary Sector Risk. Because companies in the consumer discretionary sector manufacture products and provide discretionary services directly to the consumer, the success of these companies is tied closely to the performance of the overall domestic and international economy, interest rates, competition and consumer confidence. Success depends heavily on disposable household income and consumer spending. Changes in demographics and consumer tastes also can affect the demand for, and success of, consumer discretionary products in the marketplace.

Consumer Staples Sector Risk. The consumer staples sector may be affected by food and drug regulations and production methods, fads, marketing campaigns and other factors affecting consumer demand. In particular, tobacco companies may be adversely affected by new laws, regulations and litigation. The consumer staples sector may also be adversely affected by changes or trends in commodity prices, which may be influenced or characterized by unpredictable factors.

Energy Sector Risk. The profitability of companies in the energy sector is related to worldwide energy prices, exploration, and production spending. Such companies also are subject to risks of changes in exchange rates, government regulation, world events, depletion of resources and economic conditions, as well as market, economic and political risks of the countries where energy companies are located or do business. Oil and gas exploration and production can be significantly affected by natural disasters. Oil exploration and production companies may be adversely affected by changes in exchange rates, interest rates, government regulation, world events, and economic conditions. Oil exploration and production companies may be at risk for environmental damage claims.

Financial Sector Risk. The financial services industries are subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. Numerous financial services companies have experienced substantial declines in the valuations of their assets, taken action to raise capital (such as the issuance of debt or equity securities), or even ceased operations. These actions have caused the securities of many financial services companies to experience a dramatic decline in value. Issuers that have exposure to the real estate, mortgage and credit markets have been particularly affected by the foregoing events and the general market turmoil, and it is uncertain whether or for how long these conditions will continue.

Healthcare Sector Risk. The profitability of companies in the healthcare sector may be affected by extensive government regulation, restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure, an increased emphasis on outpatient services, limited number of products, industry innovation, changes in technologies and other market developments. Many healthcare companies are heavily dependent on patent protection. The expiration of patents may adversely affect the profitability of these companies. Many healthcare companies are subject to extensive litigation based on product liability and similar claims. Healthcare companies are subject to competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting. Many new products in the healthcare sector may be subject to regulatory approvals. The process of obtaining such approvals may be long and costly.

Industrials Sector Risk. The stock prices of companies in the industrials sector are affected by supply and demand both for their specific product or service and for industrials sector products in general. The products of manufacturing companies may face product obsolescence due to rapid technological developments and frequent new product introduction. Government regulation, world events and economic conditions may affect the performance of companies in the industrials sector. Companies in the industrials sector may be at risk for environmental damage and product liability claims.

Materials Sector Risk. Companies in the materials sector could be adversely affected by commodity price volatility, exchange rates, import controls and increased competition. Production of industrial materials often exceeds demand as a result of overbuilding or economic downturns, leading to poor investment returns. Companies in the materials sector are at risk for environmental damage and product liability claims. Companies in the materials sector may be adversely affected by depletion of resources, technical progress, labor relations, and government regulations.

Technology Sector Risk. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Like other technology companies, information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face product obsolescence due to rapid technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Companies in the information technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies. Finally, while all companies may be susceptible to network security breaches, certain companies in the information technology sector may be particular targets of hacking and potential theft of proprietary or consumer information or disruptions in service, which could have a material adverse effect on their businesses. These risks are heightened for information technology companies in foreign markets.

Telecommunications Services Sector Risk. The telecommunications sector is subject to extensive government regulation. The costs of complying with governmental regulations, delays or failure to receive required regulatory approvals, or the enactment of new regulatory requirements may negatively affect the business of telecommunications companies. Government actions around the world, specifically in the area of pre-marketing clearance of products and prices, can be arbitrary and unpredictable. The domestic telecommunications market is characterized by increasing competition and regulation by various state and federal regulatory authorities. Companies in the telecommunications sector may encounter distressed cash flows due to the need to commit substantial capital to meet increasing competition, particularly in formulating new products and services using new technology. Technological innovations may make the products and services of certain telecommunications companies obsolete.

Securities Lending. In order to generate additional income, the Fund may lend its securities pursuant to agreements requiring that the loan be continuously secured by collateral consisting of: (1) cash in U.S. dollars; (2) securities issued or fully guaranteed by the United States government or issued and unconditionally guaranteed by any agencies thereof; or (3) irrevocable performance letters of credit issued by banks approved by the Fund. All collateral must equal at least 100% of the market value of the loaned securities. The Fund continues to receive interest on the loaned securities while simultaneously earning interest on the investment of cash collateral. Collateral is marked to market daily. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially or become insolvent. In addition, cash collateral invested by the lending Fund is subject to investment risk and the Fund may experience losses with respect to its collateral investments. The SEC currently requires that the following conditions must be met whenever the Fund’s portfolio securities are loaned: (1) the Fund must receive at least 100% cash collateral from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (5) the Fund may pay only reasonable custodian fees approved by the Board in connection with the loan; (6) while voting rights on the loaned securities may pass to the borrower, the Fund must have the ability to terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs, and (7) the Fund may not loan its portfolio securities so that the value of the loaned securities is more than one-third of its total asset value, including collateral received from such loans.

The Trust has appointed Brown Brothers Harriman & Co. (“BBH”) as its lending agent in connection with the Fund’s securities lending program. BBH administers the securities lending program in accordance with operational procedures it has established in conjunction with the Fund. As the securities lending agent, BBH lends certain securities, which are held in custody accounts maintained with BBH, to borrowers that have been approved by the Fund. As securities lending agent, BBH is authorized to execute certain agreements and documents and take such actions as may be necessary or appropriate to carry out the securities lending program.

The dollar amounts of income and fees and compensation paid to all service providers related to the Fund during the fiscal year ended September 30, 2020 were as follows:

Impact Bond Fund
Gross Income from securities lending activities	$3,805
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$408
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$563
Administrative fees not included in revenue split	$0
Indemnification fee not included in revenue split	$0
Rebate (paid to borrower)	$1,085
Other fees not included in revenue split (specify)	$0
Aggregate fees/compensation for securities lending activities	$2,056
Net Income from securities lending activities	$1,749

Senior Securities. Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as certain borrowings, short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, with appropriate earmarking or segregation of assets to cover such obligation. In addition, the recent adoption of the Derivatives Rule may impact how the Fund uses senior securities and other investments, but the Fund is not required to comply with those requirements until 2022.

Separate Trading of Registered Interest and Principal Securities ("STRIPS"). STRIPS are U.S. Treasury bills, notes, and bonds that have been issued without interest coupons or stripped of their unmatured interest coupons, interest coupons that have been stripped from such U.S. Treasury securities, and receipts or certificates representing interests in such stripped U.S. Treasury securities and coupons. A STRIPS security pays no interest in cash to its holder during its life although interest is accrued for federal income tax purposes. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value.  Investing in STRIPS may help to preserve capital during periods of declining interest rates. For example, if interest rates decline, Ginnie Mae Certificates owned by a Fund which were purchased at greater than par are more likely to be prepaid, which would cause a loss of principal.  In anticipation of this, a Fund might purchase STRIPS, the value of which would be expected to increase when interest rates decline.

STRIPS do not entitle the holder to any periodic payments of interest prior to maturity. Accordingly, such securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities that make periodic distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, STRIPS eliminate the reinvestment risk and lock in a rate of return to maturity. Current federal income tax law requires that a holder of a STRIPS security accrue a portion of the discount at which the security was purchased as income each year even though the Fund received no interest payment in cash on the security during the year.

Step Coupon Bonds (“STEPS”). The Fund may invest in STEPS, which pay interest at a series of different rates (including 0%) in accordance with a stated schedule for a series of periods. In addition to the risks associated with the credit rating of the issuers, these securities may be subject to more volatility risk than fixed rate debt securities.

Structured Notes. The Fund may invest in structured notes, including “total rate of return swaps,” with rates of return determined by reference to the total rate of return on one or more loans referenced in such notes. The rate of return on the structured note may be determined by applying a multiplier to the rate of total return on the referenced loan or loans. Application of a multiplier is comparable to the use of leverage, which magnifies the risk of loss, because a relatively small decline in the value of a referenced note could result in a relatively large loss in value.

Other Types of Financial Instruments. If other types of financial instruments, including other types of options, futures contracts, or futures options are traded in the future, the Fund may also use those instruments, provided that such instruments are consistent with the Fund’s investment goals.

Technology Securities. The value of technology securities may fluctuate dramatically and technology securities may be subject to greater than average financial and market risk. Investments in the high technology sector include the risk that certain products may be subject to competitive pressures and aggressive pricing and may become obsolete and the risk that new products will not meet expectations or even reach the market.

Temporary Defensive Investments. The Fund may, for temporary defensive purposes, invest up to 100% of its total assets in money market instruments (including U.S. government securities, bank obligations, commercial paper rated in the highest rating category by an NRSRO and repurchase agreements involving the foregoing securities), shares of money market investment companies (to the extent permitted by applicable law and subject to certain restrictions) and cash. When a Fund invests in defensive investments, it may not achieve its investment goal.

Tender Option Bonds. A tender option bond is a municipal security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates, that has been coupled with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the municipal security’s fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax exempt rate. The Advisor or sub-advisor as the case may be, will consider on an ongoing basis the creditworthiness of the issuer of the underlying municipal securities, of any custodian, and of the third-party provider of the tender option. In certain instances and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal of interest on the underlying municipal securities and for other reasons.

U.S. Government Securities. U.S. government securities include: securities issued directly by the U.S. Treasury such as Treasury bills, notes and bonds; securities issued by agencies or instrumentalities of the U.S. government, such as Ginnie Mae, Fannie Mae, Freddie Mac, Federal Government Loan Mortgage Corporation (“FGLMC”), Student Loan Marketing Association (“SLMA”), Small Business Administration (“SBA”), Tennessee Valley Authority (“TVA”) and OPIC;  STRIPS and TIPS.

Some U.S. government securities are backed by the full faith and credit of the U.S. government, meaning that payment of principal and interest is guaranteed by the U.S. government.  Other U.S. government securities are backed only by the credit of the agency or instrumentality issuing the security, which may include the right of the issuer to borrow from the U.S. Treasury. Securities backed by the full faith and credit of the U.S. government include U.S. Treasury bills, U.S. Treasury notes, U.S. Treasury bonds, Ginnie Mae securities and OPIC securities.  Securities backed only by the credit of the government agency issuing the security include securities issued by the Fannie Mae, Freddie Mac, FGLMC, SLMA, SBA and TVA.

U.S. Treasury Obligations. U.S. Treasury Obligations are bills, notes and bonds issued by the U.S. Treasury, and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as STRIPS and coupons under book entry safekeeping (“CUBES”).  They also include TIPS.

Variable- and Floating-Rate Instruments. Certain obligations may carry variable or floating rates of interest, and may involve a conditional or unconditional demand feature. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.

Variable-Rate Demand Instruments. The Fund may purchase variable-rate demand instruments. Variable-rate demand instruments that the Fund will purchase are obligations that provide for a periodic adjustment in the interest rate paid on the instrument and permit the holder to demand payment of the unpaid principal balance plus accrued interest at specified intervals upon a specific number of days’ notice either from the issuer or by drawing on a bank letter of credit, a guarantee, insurance or other credit facility issued with respect to such instrument.

The variable-rate demand instruments in which the Fund may invest are payable on not more than thirty calendar days’ notice either on demand or at specified intervals not exceeding thirteen months depending upon the terms of the instrument. The terms of the instruments provide that interest rates are adjustable at intervals ranging from daily to up to thirteen months and their adjustments are based upon LIBOR or other prevailing interest rates as provided in the respective instruments. A security is priced at a coupon rate that causes its value to approximate par. Each Fund may only purchase variable rate demand instruments which have received a short-term rating meeting that Fund’s quality standards from an NRSRO or unrated variable rate demand instruments determined by the Sub-Advisor to be of comparable quality. If such an instrument does not have a demand feature exercisable by the Fund in the event of default in the payment of principal or interest on the underlying securities, then the Fund will also require that the instrument have a rating as long-term debt in one of the top two categories by any NRSRO. The Sub-Advisor may determine that an unrated variable rate demand instrument meets a Fund’s quality criteria if it is backed by a letter of credit or guarantee or insurance or other credit facility that meets the quality criteria for the Fund or on the basis of a credit evaluation of the underlying obligor. If an instrument is ever deemed to not meet a Fund’s quality standards, such Fund either will sell it in the market or exercise the demand feature as soon as practicable.

While the value of the underlying variable-rate demand instruments may change with changes in interest rates generally, the variable rate nature of the underlying variable rate demand instruments should minimize changes in value of the instruments. Accordingly, as interest rates decrease or increase, the potential for capital depreciation is less than would be the case with a portfolio of fixed-income securities. Each Fund may hold variable-rate demand instruments on which stated minimum or maximum rates limit the degree to which interest on such variable rate-demand instruments may fluctuate; to the extent an instruments has such limits, increases or decreases in its value may be greater than would be the case without such limits. Because the adjustment of interest rates on the variable-rate demand instruments is made in relation to movements of the applicable banks’ “prime rate,” or other interest rate adjustment index, the variable rate demand instruments are not comparable to long-term fixed-rate securities. Accordingly, interest rates on the variable-rate demand instruments may be higher or lower than current market rates for fixed rate obligations or obligations of comparable quality with similar maturities.

When-Issued, Delayed Delivery Securities and Forward Commitment Transactions. The Fund may purchase securities on a when-issued or delayed-delivery basis, in which case delivery of the securities occurs beyond the normal settlement period; payment for or delivery of the securities would be made prior to the reciprocal delivery or payment by the other party to the transaction.  When-issued or delayed delivery securities are subject to market fluctuations due to changes in market interest rates and it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed.  Although the Fund generally purchases securities on a when-issued or forward commitment basis with the intention of actually acquiring the securities for its investment portfolio, a Fund may dispose of a when-issued security or forward commitment prior to settlement if it deems appropriate.

When-Issued Securities and Securities Purchased on a To-Be-Announced Basis. The Fund will only make commitments to purchase securities on a when-issued or to-be-announced (“TBA”) basis with the intention of actually acquiring the securities. The Fund may sell the securities before the settlement date if it is otherwise deemed advisable as a matter of investment strategy or in order to meet its obligations, although it would not normally expect to do so.  When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield and involve the risk that the yield obtained in the transaction will be less than that available in the market when delivery takes place.  In a TBA transaction, a Fund has committed to purchasing or selling securities for which all specific information is not yet known at the time of the trade, particularly the face amount in transactions involving mortgage-related securities.

TBA securities are paid for and delivered within 15 to 45 days from their date of purchase. In connection with these investments, each Fund will direct the custodian to segregate cash or liquid securities in an amount sufficient to make payment for the securities to be purchased. When a segregated account is maintained because a Fund purchases securities on a when-issued or TBA basis, the assets deposited in the segregated account will be valued daily at market for the purpose of determining the adequacy of the securities in the account.  If the market value of such securities declines, additional cash or securities will be placed in the account on a daily basis so that the market value of the account will equal the amount of a Fund’s commitments to purchase securities on a when-issued or TBA basis.  To the extent funds are in a segregated account, they will not be available for new investment or to meet redemptions.  Securities purchased on a when-issued or TBA basis and the securities held in a Fund’s portfolio are subject to changes in market value based upon changes in the level of interest rates (which will generally result in all of those securities changing in value in the same way, i.e., all those securities experiencing appreciation when interest rates decline and depreciation when interest rates rise).  Therefore, if in order to achieve higher returns, a Fund remains substantially fully invested at the same time that it has purchased securities on a when-issued or TBA basis, there will be a possibility that the market value of the Fund’s assets will experience greater fluctuation.  The purchase of securities on a when-issued or TBA basis may involve a risk of loss if the seller fails to deliver after the value of the securities has risen.

When the time comes for the Fund to make payment for securities purchased on a when-issued or TBA basis, the Fund will do so by using then available cash flow, by sale of the securities held in the segregated account, by sale of other securities or, although it would not normally expect to do so, by directing the sale of the securities purchased on a when-issued or TBA basis themselves (which may have a market value greater or less than the Fund’s payment obligation).

Yankee Obligations. Yankee obligations (“Yankees”) are U.S. dollar-denominated instruments of foreign issuers who either register with the SEC or issue securities under Rule 144A under the 1933 Act.  These consist of debt securities (including preferred or preference stock of non-governmental issuers), certificates of deposit, fixed time deposits and bankers’ acceptances issued by foreign banks, and debt obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities.  Some securities issued by foreign governments or their subdivisions, agencies and instrumentalities may not be backed by the full faith and credit of the foreign government. Yankee obligations, as obligations of foreign issuers, are subject to the same types of risks discussed above in “Foreign Securities.”

The Yankee obligations selected for the Fund will adhere to the same quality standards as those utilized for the selection of domestic debt obligations.

Zero Coupon Securities. The Fund may invest in zero coupon bonds of governmental or private issuers that generally pay no interest to their holders prior to maturity. Since zero coupon bonds do not make regular interest payments, they allow an issuer to avoid the need to generate cash to meet current interest payments and may involve greater credit risks than bonds paying interest currently. The Code requires that the Fund accrue interest income on zero coupon bonds for each taxable year, even though no cash has been paid on the bonds, and generally requires the Fund to distribute such income (net of deductible expenses, if any) to avoid being subject to federal income tax and to continue to maintain its status as a regulated investment company under the Code. Because no cash is generally received at the time of accrual, the Fund may be required to sell investments (even if such sales are not advantageous) to obtain sufficient cash to satisfy the distribution requirements applicable to the Fund under the Code.  See "Federal Income Taxes.”

Zero coupon securities may include treasury securities that have had their interest payments (“coupons”) separated from the underlying principal (“corpus”) by their holder, typically a custodian bank or investment brokerage firm.  Once the holder of the security has stripped or separated corpus and coupons, it may sell each component separately.  The principal or corpus is then sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments.  Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. The underlying treasury security is held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the U.S. Treasury sells itself.

The U.S. Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record keeping system.  Under a Federal Reserve program known as “STRIPS” or “Separate Trading of Registered Interest and Principal of Securities,” the Fund may record its beneficial ownership of the coupon or corpus directly in the book-entry record-keeping system.

INVESTMENT LIMITATIONS

Fundamental Investment Limitations

Below are the Fund’s fundamental investment limitations (or policies), which it cannot change without the consent of the holders of a majority of that Fund’s outstanding shares. The term “majority of the outstanding shares” means the vote of (i) 67% or more of the Fund’s shares present at a meeting, if more than 50% of the outstanding shares of that Fund are present or represented by proxy, or (ii) more than 50% of the Fund’s outstanding shares, whichever is less.

For the bank borrowing policy, which contains percentage limits, the Fund must meet these percentage limits at all times, regardless of whether a portfolio transaction is occurring or the changes are caused by market conditions or other circumstances beyond the Fund’s control. For all other fundamental policies with a percentage limit (collectively, the “Other Policies”), the Fund must apply each policy to each proposed portfolio transaction. For example, both the initial purchase of a security and each subsequent addition to that position must satisfy the Other Policies. However, if a Fund satisfies the Other Policies at the time of a transaction, then later changes in percentages resulting from market conditions or other circumstances beyond the Fund’s control will not violate those policies; but the Fund would not be able to make subsequent additions to that position and other similar positions until the Other Policies are satisfied.

Several of these fundamental investment limitations include the defined term “1940 Act Laws, Interpretations and Exemptions.” This term means the 1940 Act and the rules and regulations promulgated thereunder, as such statutes, rules and regulations are amended from time to time or are interpreted from time to time by the staff of the SEC and any exemptive order or similar relief applicable to the Fund.

The Fund may not:

1.    Diversification.  The Fund may not purchase securities of an issuer that would cause the Fund to fail to satisfy the diversification requirement for a diversified management company under the 1940 Act, the rules, or regulations or any exemption, as such statute, rules, or regulations may be amended or interpreted from time to time.

2.    Borrowing Money.  The Fund may not engage in borrowing except as permitted by the 1940 Act, any rule, regulation, or order under the 1940 Act or any SEC staff interpretation of the 1940 Act.

3.    Underwriting. The Fund may not underwrite securities issued by other persons, except to the extent that, in connection with the sale or disposition of portfolio securities, the Fund may be deemed to be an underwriter under certain federal securities laws or in connection with investments in other investment companies.

4.    Loans.  The Fund may not make loans to other persons except that the Fund may (1) engage in repurchase agreements, (2) lend portfolio securities, (3) purchase debt securities, (4) purchase commercial paper, and (5) enter into any other lending arrangement permitted by the 1940 Act, any rule, regulation, or order under the 1940 Act or any SEC staff interpretation of the 1940 Act.

5.    Real Estate.  The Fund may not purchase or sell real estate except that the Fund may (1) hold and sell real estate acquired as a result of the Fund’s ownership of securities or other instruments (2) purchase or sell securities or other instruments backed by real estate or interests in real estate and (3) purchase or sell securities of entities or investment vehicles, including real estate investment trusts that invest, deal or otherwise engage in transactions in real estate or interests in real estate.

6.    Commodities.  The Fund may not purchase or sell physical commodities except that the Fund may (1) hold and sell physical commodities acquired as a result of the Fund’s ownership of securities or other instruments, (2) purchase or sell securities or other instruments backed by physical commodities, (3) purchase or sell options, and (4) purchase or sell futures contracts.

7.    Concentration of Investments.  The Fund may not purchase the securities of an issuer (other than securities issued or guaranteed by the United States government, its agencies or its instrumentalities) if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of companies in the same industry or group of industries.

8.    Senior Securities. The Fund may not issue senior securities except as permitted by the 1940 Act, any rule, regulation, or order under the 1940 Act or any SEC staff interpretation of the 1940 Act.

Non-Fundamental Investment Limitations. The Fund also has adopted certain non-fundamental investment limitations.  A non-fundamental investment limitation may be amended by the Board without a vote of shareholders upon 60 days' notice to shareholders. The non-fundamental investment limitation listed below is in addition to other non-fundamental investment limitations disclosed elsewhere in this SAI and in the prospectus.

For the illiquid securities policy, which contains percentage limits, the Fund must meet these percentage limits at all times, regardless of whether a portfolio transaction is occurring or the changes are caused by market conditions or other circumstances beyond the Fund’s control. For all other non-fundamental policies with a percentage limit (collectively, the “Other Policies”), a Fund must apply each policy to each proposed portfolio transaction. For example, both the initial purchase of a security and each subsequent addition to that position must satisfy the Other Policies. However, if a Fund satisfies the Other Policies at the time of a transaction, then later changes in percentages resulting from market conditions or other circumstances beyond the Fund’s control will not violate those policies; but the Fund would not be able to make subsequent additions to that position and other similar positions until the Other Policies are satisfied.

The following non-fundamental limitation applies to the Fund:

1.The Fund will not invest in any illiquid investment if, immediately after such acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets.

The following descriptions of certain provisions of the 1940 Act may assist investors in understanding the above policies and restrictions.

1.    Diversification. Under the 1940 Act, a diversified investment management company may not, with respect to 75% of its total assets, (i) purchase securities of any issuer (except securities issued or guaranteed by the U.S. government, its agents or instrumentalities, cash item or, in certain circumstances, securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer; or (ii) acquire more than 10% of the outstanding voting securities of any one issuer.

2.    Borrowing. The 1940 Act allows a fund to borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33 1/3% of its total assets (not including temporary borrowings not in excess of 5% of its total assets).

3.     Underwriting. Under the 1940 Act, underwriting securities involves a fund purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly.  Under the 1940 Act, a diversified fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets.

4.     Lending. Under the 1940 Act, a fund may only make loans if expressly permitted by its investment policies. The Fund’s current investment policy on lending is as follows: the Fund may not make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Fund may: (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements that are collateralized fully; and (iii) engage in securities lending as described in its SAI.

5.     Senior Securities. Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness.  The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as certain borrowings, short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, with appropriate earmarking or segregation of assets to cover such obligation.

The Fund will determine compliance with the fundamental and non-fundamental investment restriction percentages above (with the exception of the restriction relating to borrowing) and other investment restrictions in this SAI immediately after and as a result of its acquisition of such security or other asset.  Accordingly, the Fund will not consider changes in values, net assets, or other circumstances when determining whether the investment complies with its investment restrictions.

TRUSTEES AND OFFICERS OF THE TRUST

The following is a list of the Trustees and executive officers of the Trust, the length of time served, principal occupations for the past 5 years, and, for the Trustees only, number of funds overseen in the Touchstone Fund Complex and other directorships held. All funds managed by the Advisor, the "Touchstone Funds", are part of the “Touchstone Fund Complex.” The Touchstone Fund Complex consists of the Trust, Touchstone Strategic Trust, and Touchstone Variable Series Trust. The Trustees who are not interested persons of the Trust, as defined in the 1940 Act, are referred to as “Independent Trustees.”

Interested Trustees(1):

Name Address Year of Birth	Position Held with Trust	Term of Office And Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen in the Touchstone Fund Complex(2)	Other Directorships Held During the Past 5 Years(3)
Jill T. McGruder Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1955	Trustee	Until retirement at age 75 or until she resigns or is removed Trustee since 1999	President of the Trust from 1999 to 2020; President, Director and CEO of IFS Financial Services, Inc. (a holding company) since 1999; and Senior Vice President and Chief Marketing Officer of Western & Southern Financial Group, Inc. (a financial services company) since 2016.	36	Director, Integrity Life Insurance Co. and National Integrity Life Insurance Co. since 2005; Director, Touchstone Securities (the Distributor) since 1999; Director, Touchstone Advisors (the Advisor) since 1999; Director, W&S Brokerage Services, Inc. since 1999; Director, W&S Financial Group Distributors, Inc. since 1999; Director, Insurance Profillment Solutions LLC since 2014; Director, Columbus Life Insurance Co. since 2016; Director, The Lafayette Life Insurance Co. since 2016; Director, Gerber Life Insurance Company since 2019; Director, Western & Southern Agency, Inc. since 2018; and Director, LL Global, Inc. (not-for-profit trade organization with operating divisions LIMRA and LOMA) since 2016.

E. Blake Moore, Jr. Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1958	President and Trustee	Until retirement at age 75 or until he resigns or is removed Trustee and President since 2021	President, Touchstone Funds (since 2021); Chief Executive Officer of Touchstone Advisors, Inc. and Touchstone Securities, Inc. (since 2020); President, Foresters Investment Management Company, Inc. (2018 to 2020); President, North American Asset Management at Foresters Financial (2018 to 2020); Managing Director, Head of Americas at UBS Asset Management (2015 to 2017); and Executive Vice President, Head of Distribution at Mackenzie Investments (2011 to 2014).	36	Trustee, College of Wooster (since 2008); and Director, UBS Funds (2015 to 2017).

Independent Trustees:

Name Address Year of Birth	Position Held with Trust	Term of Office And Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen in the Touchstone Fund Complex(2)	Other Directorships Held During the Past 5 Years(3)
Karen Carnahan c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1954	Trustee	Until retirement at age 75 or until she resigns or is removed Trustee since 2019	Retired; formerly Chief Operating Officer of Shred-it (a business services company) from 2014 to 2015; formerly President & Chief Operating Officer of the document management division of Cintas Corporation (a business services company) from 2008 to 2014.	36	Director, Cintas Corporation since 2019; Director, Boys & Girls Club of West Chester/Liberty since 2016; and Board of Advisors, Best Upon Request since 2020.

William C. Gale c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1952	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2013	Retired; formerly Senior Vice President and Chief Financial Officer of Cintas Corporation (a business services company) from 1995 to 2015.	36	None.

Susan J. Hickenlooper, CFA c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1946	Trustee	Until retirement at age 75 or until she resigns or is removed Trustee since 2009	Retired from investment management.	36	Trustee, Episcopal Diocese of Southern Ohio from 2014 to 2018.

Name Address Year of Birth	Position Held with Trust	Term of Office And Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen in the Touchstone Fund Complex(2)	Other Directorships Held During the Past 5 Years(3)
Susan M. King c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1963	Trustee	Until retirement at age 75 or until she resigns or is removed Trustee since 2021	Formerly, Partner of ID Funds LLC (2020 to 2021); formerly, Senior Vice President, Head of Product and Marketing Strategy of Foresters Financial (2018 to 2020); formerly, Managing Director, Head of Sales Strategy and Marketing, Americas of UBS Asset Management (2015 to 2017); formerly, Director, Allianz Funds, Allianz Funds Multi-Strategy Trust and AllianzGI Institutional Multi-Series Trust (2014 to 2015); and formerly, Director, Alliance Capital Cash Management Offshore Funds (2003 to 2005).	36	Trustee, Claremont McKenna College (since 2017); Trustee, Israel Cancer Research Fund (since 2019); and Board Member of WHAM! (Women's Health Access Matters) (since 2021).

Kevin A. Robie c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1956	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2013	Retired; formerly Vice President of Portfolio Management at Soin LLC (private multinational holding company and family office) from 2004 to 2020.	36
Director, SaverSystems, Inc. since 2015; Director, Buckeye EcoCare, Inc. from 2013 to 2018; Director, Turner Property Services Group, Inc. since 2017; Trustee, Dayton Region New Market Fund, LLC (private fund) since 2010; and Trustee, Entrepreneurs Center, Inc. (business incubator) since 2006.

William H. Zimmer III c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1953	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2019	Independent Treasury Consultant since 2014.	36
Director, Deaconess Associations, Inc. (healthcare) since 2001; Trustee, Huntington Funds (mutual funds) from 2006 to 2015; and Director, National Association of Corporate Treasurers from 2011 to 2015.

(1) Ms. McGruder, as a director of the Advisor and the Distributor and an officer of affiliates of the Advisor and the Distributor, is an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Moore, as an officer of the Advisor and the Distributor, is an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.
(2) As of November 1, 2021, the Touchstone Fund Complex consists of 13 series of the Trust, 19 series of Touchstone Strategic Trust and 4 variable annuity series of Touchstone Variable Series Trust.
(3) Each Trustee is also a Trustee of Touchstone Strategic Trust and Touchstone Variable Series Trust.

Principal Officers:

Name Address Year of Birth	Position Held with Trust(1)	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
E. Blake Moore, Jr. Touchstone Advisors, Inc. 303 Broadway, Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1958	President and Trustee	Until resignation, removal or disqualification President since January 2021	See biography above.

Timothy D. Paulin Touchstone Advisors, Inc. 303 Broadway, Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1963	Vice President	Until resignation, removal or disqualification Vice President since 2010	Senior Vice President of Investment Research and Product Management of Touchstone Advisors, Inc.

Timothy S. Stearns Touchstone Advisors Inc. 303 Broadway, Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1963	Chief Compliance Officer	Until resignation, removal or disqualification Chief Compliance Officer since 2013	Chief Compliance Officer of Touchstone Advisors, Inc., Touchstone Securities, Inc. and W&S Brokerage Services, Inc.

Terrie A. Wiedenheft Touchstone Advisors, Inc. 303 Broadway, Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1962	Controller and Treasurer	Until resignation, removal or disqualification Controller and Treasurer since 2006
Senior Vice President and Chief Administration Officer within the Office of the Chief Marketing Officer of Western & Southern Financial Group (since 2021); and Senior Vice President, Chief Financial Officer, and Chief Operations Officer of IFS Financial Services, Inc. (a holding company).

Meredyth A. Whitford-Schultz Western & Southern Financial Group 400 Broadway Cincinnati, Ohio 45202 Year of Birth: 1981	Secretary	Until resignation, removal or disqualification Secretary since 2018	Senior Counsel - Securities/Mutual Funds of Western & Southern Financial Group (since 2015); Associate at Morgan Lewis & Bockius LLP (law firm) (2014 to 2015); Associate at Bingham McCutchen LLP (law firm) (2008 to 2014).
(1) Each officer also holds the same office with Touchstone Strategic Trust and Touchstone Variable Series Trust.

Additional Information about the Trustees

The Board believes that each Trustee’s experience, qualifications, attributes, or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that the Trustees possess the requisite experience, qualifications, attributes, and skills to serve on the Board.  The Board believes that the Trustees’ ability to review critically, evaluate, question and discuss information provided to them; to interact effectively with the Advisor, sub-advisors, other service providers, counsel and independent auditors; and to exercise effective business judgment in the performance of their duties, support this conclusion.  The Board has also considered the contributions that each Trustee can make to the Board and the Fund.

In addition, the following specific experience, qualifications, attributes and skills apply as to the Trustees: Ms. McGruder has experience as a chief executive officer of a financial services company and director of various other businesses, as well as executive and leadership roles within the Advisor; Mr. Moore has experience as a managing director and president of global financial services firms, as well as executive and leadership roles within the Advisor; Ms. Carnahan has experience as a president and chief operating officer of a division of a global company and as treasurer of a global company; Mr. Gale has experience as a chief financial officer, an internal auditor of various global companies, and has accounting experience as a manager at a major accounting firm; Ms. Hickenlooper has executive and board experience at various businesses, foundations and charitable organizations; Ms. King has experience as a senior sales and marketing executive at global financial services firms; Mr. Robie has portfolio management experience at a private multinational holding company; and Mr. Zimmer has experience as a chief executive officer, chief financial officer, and treasurer of various financial services, telecommunications and technology companies.

In its periodic self-assessment of its effectiveness, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Fund. References to the qualifications, attributes and skills of Trustees are pursuant to requirements of the SEC, do not constitute holding out the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility on any Trustee or on the Board by reason thereof.

Board Structure

The Board is composed of six Independent Trustees and two Interested Trustees: Jill T. McGruder, who is Chairperson of the Board, and E. Blake Moore, Jr. The Independent Trustees have appointed William C. Gale to serve as the Lead Independent Trustee. Ms. McGruder oversees the day-to-day business affairs of the Trust and communicates with Mr. Gale regularly on various Trust issues, as appropriate. Mr. Gale, among other things, chairs meetings of the Independent Trustees, serves as a spokesperson for the Independent Trustees and serves as a liaison between the Independent Trustees and the Trust’s management between Board meetings. Except for any duties specified, the designation of Lead Independent Trustee does not impose on such Independent Trustee any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board, generally. The Independent Trustees are advised at these meetings, as well as at other times, by separate, independent legal counsel.

The Board holds four regular meetings each year to consider and address matters involving the Trust and its funds. The Board also may hold special meetings to address matters arising between regular meetings. The Independent Trustees also regularly meet outside the presence of management and are advised by independent legal counsel. These meetings may take place in-person or by telephone.

The Board has established a committee structure that includes an Audit Committee and a Governance Committee (discussed in more detail below). The Board conducts much of its work through these Committees. Each Committee is comprised entirely of Independent Trustees, which ensures that the Funds have effective and independent governance and oversight.

The Board reviews its structure regularly and believes that its leadership structure, including having a super-majority of Independent Trustees, coupled with an Interested Chairperson and a Lead Independent Trustee, is appropriate and in the best interests of the Trust because it allows the Board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibility among the Committees and the full Board in a manner that enhances effective oversight.  The Board believes that having an Interested Chairperson is appropriate and in the best interests of the Trust given:  (1) the extensive oversight provided by the Trust’s Advisor over the affiliated and unaffiliated sub-advisors that conduct the day-to-day management of the Funds of the Trust, (2) the extent to which the work of the Board is conducted through the standing Committees, (3) the extent to which the Independent Trustees meet regularly, together with independent legal counsel, in the absence of the Interested Chairperson and (4) the Interested Chairperson’s additional roles as a director of the Advisor and the Distributor and senior executive of IFS Financial Services, Inc., the Advisor’s parent company, and of other affiliates of the Advisor, which enhance the Board’s understanding of the operations of the Advisor and the role of the Trust and the Advisor within Western & Southern Financial Group, Inc. The Board also believes that the role of the Lead Independent Trustee within the leadership structure is integral to promoting independent oversight of the Funds’ operations and meaningful representation of the shareholders’ interests.  In addition, the Board believes its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from the Trust’s management.

Board Oversight of Risk

Consistent with its responsibilities for oversight of the Trust and the Touchstone Funds, the Board, among other things, oversees risk management of each Fund’s investment program and business affairs directly and through the committee structure that it has established. Risks to the Fund include, among others, investment risk, credit risk, liquidity risk, valuation risk and operational risk, as well as the overall business risk relating to the Touchstone Funds. The Board has adopted, and periodically reviews, policies and procedures designed to address these risks. Under the overall oversight of the Board, the Advisor, sub-advisors, and other key service providers to the Fund, including the administrator, the distributor, the transfer agent, the custodian, and the independent auditors, have also implemented a variety of processes, procedures and controls to address these risks. Different processes, procedures and controls are employed with respect to different types of risks. These processes include those that are embedded in the conduct of regular business by the Board and in the responsibilities of officers of the Trust and other service providers.

The Board requires senior officers of the Trust, including the Chief Compliance Officer (“CCO”), to report to the Board on a variety of matters at regular and special meetings of the Board, including matters relating to risk management. The Board and the Audit Committee receive regular reports from the Trust’s independent auditors on internal control and financial reporting matters. On at least a quarterly basis, the Board meets with the Trust’s CCO, including meetings in executive sessions, to discuss issues related to portfolio compliance and, on at least an annual basis, receives a report from the CCO regarding the effectiveness of the Trust’s compliance program. In addition, the Board also receives reports from the Advisor on the investments and securities trading of the Fund, including their investment performance and asset weightings compared to appropriate benchmarks, as well as reports regarding the valuation of those investments. The Board also receives reports from the Trust’s primary service providers on a periodic or regular basis, including the sub-advisors to the Fund.

Standing Committees of the Board

The Board is responsible for overseeing the operations of the Trust in accordance with the provisions of the 1940 Act and other applicable laws and the Trust’s Declaration of Trust.  The Board has established the following Committees to assist in its oversight functions.  Each Committee is composed entirely of Independent Trustees.

Audit Committee. All of the Independent Trustees are members of the Audit Committee. The Audit Committee is responsible for overseeing the Trust’s accounting and financial reporting policies, practices and internal controls. Ms. Carnahan is the Chair of the Audit Committee. During the fiscal year ended September 30, 2020, the Audit Committee held four meetings.

Governance Committee. All of the Independent Trustees are members of the Governance Committee. The Governance Committee is responsible for overseeing the Trust’s compliance program and compliance issues, procedures for valuing securities and responding to any pricing issues. Ms. Hickenlooper is the Chair of the Governance Committee. The Governance Committee held four meetings during the fiscal year ended September 30, 2020.

In addition, the Governance Committee is responsible for recommending candidates to serve on the Board. The Governance Committee will consider shareholder recommendations for nomination to the Board only in the event that there is a vacancy on the Board. Shareholders who wish to submit recommendations for nominations to the Board to fill the vacancy must submit their recommendations in writing to Ms. Susan J. Hickenlooper, Chair of the Governance Committee, c/o Touchstone Funds, 303 Broadway, Suite 1100, Cincinnati, Ohio 45202. Shareholders should include appropriate information on the background and qualifications of any person recommended to the Governance Committee (e.g., a resume), as well as the candidate’s contact information and a written consent from the candidate to serve if nominated and elected. Shareholder recommendations for nominations to the Board will be accepted on an ongoing basis and such recommendations will be kept on file for consideration in the event of a future vacancy on the Board.

Trustee Ownership in the Touchstone Fund Complex

The following table reflects the Trustees’ beneficial ownership in the Funds (i.e., dollar range of securities in the Fund) and the Touchstone Fund Complex as of December 31, 2020.

Trustees
	Interested Trustees		Independent Trustees
Fund	Jill T. McGruder	E. Blake Moore Jr.(1)	Karen Carnahan	William C. Gale(3)	Susan J. Hickenlooper	Susan M. King(1)	Kevin A. Robie(3)	William H. Zimmer III(3)
Impact Bond Fund	None	None	None	None	None	None	None	None
Aggregate Dollar Range of Securities in the Touchstone Fund Complex(2)	Over $100,000	Over $100,000	$10,001- $50,000	None	Over $100,000	None	None	None
(1) Ms. King and Mr. Moore became Trustees of the Trust on August 27, 2021. Ms. King was not a Trustee or officer of the Trust as of December 31, 2020. However, as of September 30, 2021, Ms. King's aggregate dollar range of securities in the Touchstone Fund Complex was $50,001-$100,000.

(2) As of November 1, 2021, the Touchstone Fund Complex consists of 13 series of the Trust, 19 series of Touchstone Strategic Trust and 4 variable annuity series of Touchstone Variable Series Trust.
(3) As of September 30, 2021, Mr. Gale's aggregate dollar range of securities in the Touchstone Fund Complex was $10,001-$50,000, Mr. Robie's aggregate dollar range of securities in the Touchstone Fund Complex was over $100,000, and Mr. Zimmer's aggregate dollar range of securities in the Touchstone Fund Complex was over $100,000.

Trustee Compensation

The following table shows the compensation paid to the Trustees by the Trust and the aggregate compensation paid by the Touchstone Fund Complex during the fiscal year ended September 30, 2020.

Name	Compensation from the Trust	Aggregate Compensation from the Touchstone Fund Complex(1)
Interested Trustees
Jill T. McGruder	$—	$—
E. Blake Moore Jr.	$—	$—
Independent Trustees(2)
Karen Carnahan	$44,271	$137,000
Phillip R. Cox(3)	$52,024	$161,000
William C. Gale	$48,148	$149,000
Susan J. Hickenlooper	$48,148	$149,000
Susan M. King(4)	N/A	N/A
Kevin A. Robie	$44,271	$137,000
Edward J. VonderBrink(5)	$10,146	$32,000
William H. Zimmer III	$44,271	$137,000
(1) As of November 1, 2021, the Touchstone Fund Complex consists of 13 series of the Trust, 19 series of Touchstone Strategic Trust and 4 variable annuity series of Touchstone Variable Series Trust.
(2) The Independent Trustees are eligible to participate in the Touchstone Trustee Deferred Compensation Plan, which allows them to defer payment of a specific amount of their Trustee compensation, subject to a minimum quarterly reduction of $1,000. The total amount of deferred compensation accrued by the Independent Trustees from the Touchstone Fund Complex during the fiscal year ended September 30, 2020 was $47,000.
(3) Mr. Cox resigned as a Trustee effective at the close of business on August 31, 2020.
(4) Ms. King became a Trustee on August 27, 2021. She was not a Trustee during the fiscal year ended September 30, 2020.
(5) Mr. VonderBrink retired as a Trustee effective December 31, 2019.

The following table shows the Trustee quarterly compensation schedule:

	Retainer	Governance Committee Meeting Attendance Fees	Audit Committee Meeting Attendance Fees	Board Meeting Attendance Fees
Retainer and Meeting Attendance Fees	$21,000	$4,500	$4,500	$5,000
Lead Independent Trustee Fees	$6,000	—	—	—
Committee Chair Fees	$1,000	$2,000	$2,000	—
Telephonic Meeting Attendance Fee = $1,500

Independent Trustee compensation and Trustee and officer expenses are typically divided equally among the series comprising the Touchstone Fund Complex.

THE ADVISOR

Touchstone Advisors, Inc. (previously defined as the “Advisor” or “Touchstone Advisors”), is the Fund’s investment advisor under the terms of an advisory agreement (the “Advisory Agreement”) dated February 17, 2006. Under the Advisory Agreement, the Advisor reviews, supervises, and administers the Fund’s investment program, subject to the oversight of, and policies established by, the Board. The Advisor determines the appropriate allocation of assets to the Fund’s sub-advisor. The Advisory Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in carrying out its duties, but shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties.

The continuance of the Advisory Agreement as to the Fund after the first two years must be specifically approved at least annually (i) by the vote of the Board or by a vote of the shareholders of the Fund, and, in either case, (ii) by the vote of a majority of the Board who are not parties to the Advisory Agreement or “interested persons” (as defined in the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Board or, with respect to the Fund, by a majority of the outstanding shares of the Fund, on not less than 30 days' nor more than 60 days’ written notice to the Advisor, or by the Advisor on 90 days' written notice to the Trust.

The Advisor is a wholly-owned subsidiary of IFS Financial Services, Inc., which is a wholly-owned subsidiary of Western-Southern Life Assurance Company. Western-Southern Life Assurance Company is a wholly-owned subsidiary of The Western and Southern Life Insurance Company, which is a wholly-owned subsidiary of Western & Southern Financial Group, Inc. Western & Southern Financial Group Inc. is a wholly-owned subsidiary of Western & Southern Mutual Holding Company (“Western & Southern”). Western & Southern is located at 400 Broadway, Cincinnati, Ohio 45202. Ms. Jill T. McGruder may be deemed to be an affiliate of the Advisor because she is a Director of the Advisor and an officer of affiliates of the Advisor. Mr. Moore may be deemed an affiliate of the Advisor because he is an officer of the Advisor. Ms. McGruder and Mr. Moore, by reason of these affiliations, may directly or indirectly receive benefits from the advisory fees paid to the Advisor.

Manager-of-Managers Structure

The SEC has granted an exemptive order that permits the Trust or the Advisor, under certain circumstances, to select or change unaffiliated sub-advisors, enter into new sub-advisory agreements or amend existing sub-advisory agreements without first obtaining shareholder approval (a “manager-of-managers structure”). The Trust, on behalf of the Fund, seeks to achieve its investment goal by using a “manager-of-managers” structure. Under a manager-of-managers structure, the Advisor acts as investment advisor, subject to direction from and oversight by the Board, to allocate and reallocate the Fund’s assets among sub-advisors, and to recommend that the Trustees hire, terminate or replace unaffiliated sub-advisors without shareholder approval. By reducing the number of shareholder meetings that may have to be held to approve new or additional sub-advisors for the Fund, the Trust anticipates that there will be substantial potential cost savings, as well as the opportunity to achieve certain management efficiencies, with respect to any Fund in which the manager-of-managers approach is chosen. Shareholders of a Fund will be notified of a change in its sub-advisor.

Fees Paid to the Advisor

For its services, the Advisor is entitled to receive an investment advisory fee from the Fund at an annualized rate, based on the average daily net assets of the Fund, as set forth below. The Fund’s advisory fee is accrued daily and paid monthly, based on the Fund’s average net assets during the current month.

Fund	Investment Advisory Fee Rate* (annualized)
Impact Bond Fund	0.30% on the first $200 million of assets; and 0.225% on assets over $200 million
*Effective September 1, 2021, the Fund's investment advisory fee was reduced to an annualized rate of 0.30% on the first $200 million of assets and 0.225% on assets over $200 million. Prior to September 1, 2021, the Fund paid the Advisor an advisory fee at an annualized rate of 0.35% on all assets.

The Fund shall pay the expenses of its operation, including but not limited to (i) charges and expenses of outside pricing services, (ii) the charges and expenses of auditors; (iii) the charges and expenses of its custodian, transfer agent and administrative agent appointed by the Trust with respect to the Fund; (iv) brokers’ commissions, and issue and transfer taxes chargeable to the Fund in connection with securities transactions to which the Fund is a party; (v) insurance premiums, interest charges, dues and fees for membership in trade associations and all taxes and fees payable to federal, state or other governmental agencies; (vi) fees and expenses involved in registering and maintaining registrations of the Fund with the SEC, state or blue sky securities agencies and foreign countries; (vii) all expenses of meetings of Trustees and of shareholders of the Trust and of preparing, printing and distributing prospectuses, notices, proxy statements and all reports to shareholders and to governmental agencies; (viii) charges and expenses of legal counsel to the Trust and the Independent Trustees; (ix) compensation of the Independent Trustees of the Trust; (x) compliance fees and expenses; and (xi) interest on borrowed money, if any. The compensation and expenses of any officer, Trustee or employee of the Trust who is an affiliated person of the

Advisor is paid by the Advisor. Each class of shares of the Fund pays its pro rata portion of the advisory fee payable by the Fund.

Expense Limitation Agreement. Touchstone Advisors has contractually agreed to waive fees and reimburse expenses to the extent necessary to ensure the Fund’s total annual operating expenses do not exceed the contractual limits set forth in the Fund’s Fees and Expenses table in the "Summary" section of the Prospectus. Expenses that are not waived or reimbursed by the Advisor include dividend and interest expenses relating to short sales; interest; taxes; brokerage commissions and other transaction costs; portfolio transaction and investment related expenses, including expenses associated with the Fund's liquidity provider; other expenditures which are capitalized in accordance with U.S. generally accepted accounting principles; the cost of “Acquired Fund Fees and Expenses,” if any; and other extraordinary expenses not incurred in the ordinary course of business (“Excluded Expenses”). The Fund bears the costs of these Excluded Expenses. The contractual limits set forth in the Fund's Fees and Expenses table in the Summary section of the Prospectus have been adjusted to include the effect of Rule 12b-1 fees, shareholder servicing fees and other anticipated class specific expenses, if applicable. Fee waivers or expense reimbursements are calculated and applied monthly, based on the Fund’s average net assets during the month. The terms of Touchstone Advisors’ contractual expense limitation agreement provide that Touchstone Advisors is entitled to recoup, subject to approval by the Fund’s Board, such amounts waived or reimbursed for a period of up to three years from the date on which Touchstone Advisors reduced its compensation or assumed expenses for the Fund. The Fund will make repayments to the Advisor only if such repayment does not cause the annual Fund operating expenses (after the repayment is taken into account) to exceed both (1) the expense cap in place when such amounts were waived or reimbursed and (2) the Fund’s current expense limitation.

Advisory Fees and Fee Waivers or Reimbursements. For the fiscal years ended September 30, 2018, 2019 and 2020, the Fund paid advisory fees and received waivers or reimbursements as shown in the following table:

	Advisory Fees Paid			Fee Waivers or Reimbursements
Fund	2018	2019	2020	2018	2019	2020
Impact Bond Fund	$985,962	$966,617	$1,204,851	$305,888	$299,459	$282,557

THE SUB-ADVISOR AND PORTFOLIO MANAGERS

The Advisor has selected a sub-advisor (the "Sub-Advisor") to manage all or a portion of the Fund’s assets, as allocated by the Advisor. The Sub-Advisor makes the investment decisions for the Fund assets allocated to it, and continuously reviews, supervises and administers a separate investment program, subject to the oversight of, and policies established by, the Board.

The sub-advisory agreement provides that the Sub-Advisor shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties, or from reckless disregard of its obligations or duties thereunder.

For its services, the Sub-Advisor receives a fee from the Advisor and not from the Fund. As described in the prospectus, the Sub-Advisor receives sub-advisory fees with respect to each Fund that it sub-advises. The Sub-Advisor’s fee with respect to the Fund is accrued daily and paid monthly, based on the Fund’s average net assets allocated to the Sub-Advisor during the current month.

The Advisor pays sub-advisory fees to the Sub-Advisor from its advisory fee. The compensation of any officer, director or employee of the Sub-Advisor who is rendering services to the Fund is paid by the Sub-Advisor. For the fiscal years ended September 30, 2018, 2019, and 2020, the Advisor paid the following sub-advisory fees with respect to the Fund:

	2018	2019	2020
Impact Bond Fund	$633,833	$621,397	$777,288

A description of certain information with respect to the Sub-Advisor is below. In addition, the following charts list the Fund’s portfolio managers, the number of their other managed accounts per investment category, the number of and total assets of such other investment accounts managed where the advisory fee is based on the performance of the account and their beneficial ownership in their managed Fund(s) as of December 31, 2020. Listed below the charts is (i) a description of each portfolio manager’s compensation structure as of December 31, 2020, and (ii) a description of any material conflicts that may arise in connection with each portfolio manager’s management of the Fund’s investments and the investments of the other accounts included in the chart and any material conflicts in allocation of investment opportunities between the Fund and other accounts managed by each portfolio manager as of December 31, 2020.

Sub-Advisor Control. This section presents the Sub-Advisor’s control persons.

•EARNEST Partners, LLC (“EARNEST”) is an SEC registered investment adviser. The firm is owned approximately 87% by Westchester Limited, LLC and 13% by EP Partner Pool, LLC. Westchester Limited, LLC also owns 25% of GREYBULL Partners, LLC, and EP Partner Pool, LLC owns Maple Capital Partners, LLC, affiliated registered investment advisers. Paul E. Viera indirectly owns more than 25% of the firm through Westchester Limited, LLC.

Impact Bond Fund

Portfolio Manager/ Types of Accounts	Total Number of Other Accounts Managed	Total Other Assets (million)	Number of Other Accounts Managed subject to a Performance Based Advisory Fee	Total Other Assets Managed subject to a Performance Based Advisory Fee (million)
Thomas Venezia, CFA
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	6	$18.7	0	$0
Other Accounts	81	$7,538.9	0	$0
Chris Fitze, CFA
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	6	$18.7	0	$0
Other Accounts	81	$7,538.9	0	$0

Fund Ownership.  The following table indicates for the Fund, the dollar range of shares beneficially owned by the Fund’s portfolio managers as of September 30, 2020.

Portfolio Managers	Dollar Range of Beneficial Ownership
Thomas Venezia, CFA	None
Chris Fitze, CFA	None
Conflicts of Interest. EARNEST is responsible for managing the Impact Bond Fund in addition to other client accounts which may include, but are not limited to, proprietary accounts, separate accounts and other pooled investment vehicles. EARNEST may manage other client accounts which may have higher fee arrangements than the Impact Bond Fund or may also have performance-based fees.  Side-by-side management of these other client accounts may create potential conflicts of interest which may relate to, among other things, the allocation of investment opportunities and the aggregation and allocation of transactions. EARNEST has adopted policies and procedures it believes are reasonably designed to address such conflicts.

EARNEST seeks best execution with respect to all securities transactions and to aggregate and allocate the securities to client accounts in a manner that EARNEST believes to be fair and equitable.  EARNEST has implemented policies and procedures that it believes are reasonably designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. Specifically, EARNEST manages client accounts to model portfolios that are approved by its investment committee, and aggregates and then allocates securities transactions to client accounts in a manner that EARNEST believes to be fair and equitable.

Compensation.  EARNEST personnel are paid a salary and a discretionary bonus.  A portion of the bonus may consist of profit sharing or deferred compensation.  EARNEST also matches a portion of employees’ 401(k) contributions, if any.  The bonus is a function of client satisfaction with respect to investment results and service.  Equity ownership is another component of compensation for certain portfolio managers.  EARNEST is employee-owned.

THE ADMINISTRATOR

The Advisor entered into an Administration Agreement with the Trust, whereby the Advisor is responsible for: supplying executive and regulatory compliance services; supervising the preparation of tax returns; coordinating the preparation of reports to shareholders and reports to, and filings with, the SEC and state securities authorities, as well as materials for meetings of the Board of Trustees; calculating the daily NAV per share; and maintaining the financial books and records of the Fund.

The Advisor’s annual administrative fee is:

0.145% on the first $20 billion of the aggregate average daily net assets;
0.11% on the next $10 billion of aggregate average daily net assets;
0.09% on the next $10 billion of aggregate average daily net assets; and
0.07% on the aggregate average daily net assets over $40 billion.

The fee is computed and allocated among the Touchstone Fund Complex (excluding Touchstone Institutional Funds Trust) on the basis of relative daily net assets.

The Advisor has engaged BNY Mellon as the sub-administrative and transfer agent to the Trust. BNY Mellon provides administrative, accounting, and transfer agent services to the Trust and is compensated directly by the Advisor, not the Trust. (See “Transfer and Sub-Administrative Agent” in this SAI).

The following shows administrative fees incurred by the Fund for the three most recent fiscal years ended September 30.

	Administrative Fees Paid
Fund	2018	2019	2020
Impact Bond Fund	$408,470	$400,456	$499,153

TOUCHSTONE SECURITIES

Touchstone Securities, Inc. (“Touchstone Securities” or the “Distributor”) and the Trust are parties to a distribution agreement (“Distribution Agreement”) with respect to the Fund. The Distributor’s principal place of business is 303 Broadway, Suite 1100, Cincinnati, Ohio 45202. The Distributor is a registered broker-dealer, and an affiliate of the Advisor by reason of common ownership. The Distributor is obligated to sell shares on a best efforts basis only against purchase orders for the shares. Shares of the Fund are offered to the public on a continuous basis. The Distributor currently allows concessions to dealers who sell shares of the Fund. The Distributor retains that portion of the sales charge that is not re-allowed to dealers who sell shares of the Fund. The Distributor retains the entire sales charge on all direct initial investments in the Fund and on all investments in accounts with no designated dealer of record.
The table below sets forth the aggregate underwriting commissions on sales of the Fund and the amounts of underwriting commissions retained by the Distributor for the three most recent fiscal years ended September 30.

Fund	Aggregate Underwriting Commissions on Sales	Amount Retained in Underwriting Commissions
Impact Bond Fund
2020	$14,070	$1,729
2019	$5,941	$875
2018	$22,746	$5,049

Ms. McGruder may be deemed to be an affiliate of the Distributor because she is a Director of the Distributor and an officer of affiliates of the Distributor. Mr. Moore may be deemed to be an affiliate of the Distributor because he is an officer of the Distributor. Ms. McGruder and Mr. Moore, by reason of such affiliations, may directly or indirectly be deemed to receive benefits from the underwriting fees paid to the Distributor.

The Distribution Agreement shall remain in effect for a period of two years after the effective date of the agreement and is renewable annually thereafter. The Distribution Agreement may be terminated as to any Fund at any time by (i) the Trust, (a) by the vote of a majority of the Trustees of the Trust who are not “interested persons” of the Trust or the Distributor, (b) by vote of the Board of the Trust, or (c) by the “vote of majority of the outstanding voting securities” of the Fund, or (ii) by the Distributor, in any case without payment of any penalty on not more than 60 days’ nor less than 30 days’ written notice to the other party. The Distribution Agreement shall also automatically terminate in the event of its assignment.

Touchstone Securities may pay from its own resources cash bonuses or other incentives to selected dealers in connection with the sale of shares of the Fund. On some occasions, such bonuses or incentives may be conditioned upon the sale of a specified minimum dollar amount of the shares of the Fund or other funds in the Touchstone Fund Complex during a specific period of time. Such bonuses or incentives may include financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising, sales campaigns and other dealer-sponsored programs or events. The Advisor, at its expense, may also provide additional compensation to certain affiliated and unaffiliated dealers, financial intermediaries or service providers for distribution, administrative or shareholder servicing activities. The Advisor may also reimburse the Distributor for making these payments.

Touchstone Securities, at its expense, may provide additional compensation to financial intermediaries which sell or arrange for the sale of shares of the Touchstone Funds. Other compensation may be offered to the extent not prohibited by federal or state laws or any self-regulatory agency, such as the Financial Industry Regulatory Authority (“FINRA”).

Touchstone Securities makes payments for entertainment events it deems appropriate, subject to its guidelines and applicable law. These payments may vary depending upon the nature of the event or the relationship. As of December 31, 2020, the Distributor anticipates that the following broker-dealers or their affiliates will receive additional payments as described in the Fund’s prospectus and SAI:

Name of Broker-Dealer
American Enterprise Investment Services, Inc.
Equity Services Inc.
Great West Life & Annuity Insurance Company
Janney Montgomery Scott LLC
LPL Financial Corporation
Merrill Lynch Pierce Fenner & Smith, Inc.
Morgan Stanley Wealth Management
National Financial Services LLC
Pershing LLC
PNC Investments, LLC
Principal Life Insurance Company
Raymond James & Associates, Inc.
RBC Capital Markets Corporation
UBS Financial Services, Inc.
Waddell & Reed, Inc.
Wells Fargo Clearing Services, LLC

Touchstone Securities is motivated to make payments to the broker-dealers described above because they promote the sale of Fund shares and the retention of those investments by clients of financial advisors. To the extent financial advisors sell more shares of the Fund or retain shares of the Fund in their clients’ accounts, the Advisor benefits from the incremental management and other fees paid to the Advisor by the Fund with respect to those assets.

Your financial intermediary may charge you additional fees or commissions other than those disclosed in this SAI. You can ask your financial intermediary about any payments it receives from Touchstone Securities or the Fund, as well as about fees or commissions it charges. You should consult disclosures made by your financial advisor at the time of purchase.

The Fund may compensate dealers, including the Distributor and its affiliates, based on the average balance of all accounts in the Fund for which the dealer is designated as the party responsible for the account.

The Advisor recommends and the Fund utilizes the Dreyfus Government Cash Management Fund - Institutional Shares (the “Dreyfus Fund”) as the cash sweep vehicle for the excess cash of the Fund. Touchstone Securities receives a fee based on a percentage of average daily net assets of the Touchstone funds invested in the Dreyfus Fund from BNY Mellon Securities Corporation, the distributor of the Dreyfus Fund, for providing certain support services, including monitoring and due diligence. The payment of compensation by BNY Mellon Securities Corporation creates a conflict of interest because the Advisor is incentivized to recommend the Dreyfus Fund over other investment options for which it or its affiliates are not similarly compensated.

BROKERAGE TRANSACTIONS

Decisions to buy and sell securities for the Fund and the placing of the Fund’s securities transactions and negotiation of commission rates where applicable are made by the Sub-Advisor and are subject to oversight by the Advisor and the Board. In the purchase and sale of portfolio securities, the sub-advisor’s primary objective will be to obtain the most favorable price and execution for the Fund, taking into account such factors as the overall direct net economic result to the Fund (including commissions, which may not be the lowest available but ordinarily should not be higher than the generally prevailing competitive range), the financial strength and stability of the broker, the efficiency with which the transaction will be effected, the ability to effect the transaction at all where a large block is involved and the availability of the broker or dealer to stand ready to execute possibly difficult transactions in the future.

The sub-advisor is specifically authorized, subject to certain limitations, to pay a trading commission to a broker who provides research services that is higher than the amount of trading commission another broker would have charged for the same transaction. This excess commission recognizes the additional research services rendered by the broker, but only if the sub-advisor determines in good faith that the excess commission is reasonable in relation to the value of the research services provided and that the Fund derives or will derive a reasonably significant benefit from such research services.

Research services include securities and economic analyses, reports on issuers’ financial conditions and future business prospects, newsletters and opinions relating to interest trends, general advice on the relative merits of possible investment securities for the Fund and statistical services and information with respect to the availability of securities or purchasers or sellers of securities. Although this information is useful to the Fund and the sub-advisors, it is not possible to place a dollar value on it. Research services furnished by brokers through whom the Fund effects securities transactions may be used by the sub-advisor in servicing all of its accounts and not all such services may be used by the Sub-Advisor in connection with the Fund.

The Fund has no obligation to deal with any broker or dealer in the execution of securities transactions. However, the Fund may execute securities transactions on a national securities exchange or in the over-the-counter market conducted on an agency basis. The Fund will not execute any brokerage transactions in its portfolio securities with an affiliated broker if such transactions would be unfair or unreasonable to its shareholders. Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers. Although the Fund does not anticipate any ongoing arrangements with other brokerage firms, brokerage business may be transacted with other firms. Affiliated broker-dealers of the Trust will not receive reciprocal brokerage business as a result of the brokerage business transacted by the Fund with other brokers. The Fund may direct transactions to certain brokers in order to reduce brokerage commissions through a commission recapture program offered by Frank Russell Securities, Inc. and Cowen and Company LLC.

In certain instances, there may be securities that are suitable for the Fund as well as for one or more of the respective sub-advisor’s other clients. The sub-advisor makes investment decisions for the Fund and for its other clients to achieve their respective investment objectives. The sub-advisor may buy or sell a particular security for one client even though it is buying, selling, or holding the same security for another client. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment advisor, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the sub-advisor will allocate the securities among clients in a fair and equitable manner. This system may detrimentally affect the price of a security purchased, sold, or held by the Fund, but this detrimental effect is offset by the Fund’s ability to participate in volume transactions, which could lead to better executions for the Fund.

For the fiscal years ended September 30, 2020, 2019, and 2018, the Fund did not pay brokerage commissions on portfolio transactions. During the fiscal year ended September 30, 2020, neither the Fund nor the Advisor directed the Fund's brokerage transactions to a broker because of research services provided.

PROXY VOTING

The Fund has adopted the policies and procedures of its Sub-Advisor for voting proxies relating to portfolio securities held by the Fund, including procedures used when a vote presents a conflict between the interests of the Fund’s shareholders and those of the Sub-Advisor or its affiliates. A copy or summary of the Sub-Advisor’s proxy voting policies is included in Appendix B. Information about how the Fund voted proxies relating to its portfolio securities during the most recent year ending June 30 is available by August 31st of that year without charge, upon request, by calling toll-free 1.800.543.0407 and on the SEC’s website at sec.gov. The Fund’s N-PX is available on the SEC’s website at sec.gov and on the Touchstone website at TouchstoneInvestments.com.

CODE OF ETHICS

The Trust has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Advisor, the Sub-Advisor and Distributor have adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics apply to the personal investing activities of Trustees, officers, and certain employees (“access persons”). Rule 17j-1 and the Codes of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code of Ethics, access persons are permitted to invest in securities (including securities that may be purchased or held by the Fund), but are required to report their personal securities transactions for monitoring purposes. In addition, certain access persons are required to obtain approval before investing in initial public offerings or private placements. Copies of these Codes of Ethics are on file with the SEC, and are available to the public.

PORTFOLIO TURNOVER

The Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund. High turnover may result in the Fund recognizing greater amounts of income and capital gains, which would increase the amount of taxes payable by shareholders and increase the amount of commissions paid by the Fund. A 100% turnover rate would occur if all of the Fund’s portfolio securities were replaced once within a one-year period. The rate of portfolio turnover will depend upon market and other conditions, and will not be a limiting factor when the Sub-Advisor believes that portfolio changes are appropriate. The Fund may engage in active trading to achieve its investment goals and, as a result, may have substantial portfolio turnover.

During the two most recent fiscal years ended September 30, the portfolio turnover rate for the Fund was as follows:

Fund	2019	2020
Impact Bond Fund	22%	21%

DISCLOSURE OF PORTFOLIO HOLDINGS

The Touchstone Funds have adopted policies and procedures for disclosing the Fund’s portfolio holdings to any person requesting this information. These policies and procedures are monitored by the Board through periodic reporting by the Fund’s CCO. No compensation will be received by the Fund, the Advisor, the Sub-Advisor, or any other party in connection with the disclosure of information about portfolio securities.

The procedures prohibit the disclosure of portfolio holdings except under the following conditions:

1)             A request made by a sub-advisor for a Fund (or that portion of a Fund) that it manages.

2)             A request by executive officers of the Advisor for routine oversight and management purposes.

3)    For use in preparing and distributing routine shareholder reports, including disclosure to the Funds’ independent registered public accounting firm, typesetter and printer.  Routine shareholder reports are filed as of the end of each fiscal quarter with the SEC within 60 days after the quarter end and routine shareholder reports are distributed to shareholders within 60 days after the applicable six-month semi-annual period.  The Funds provide their full holdings to their independent registered public accounting firm annually, as of the end of their fiscal year, within one to ten business days after fiscal year end.  The Funds provide their full holdings to their typesetter at least 50 days after the end of the calendar quarter.  The Funds provide their full holdings to their printer at least 50 days after the applicable six-month semi-annual period.

4)             A request by service providers to fulfill their contractual duties relating to the Fund, subject to approval by the CCO.

5)            A request by a newly hired sub-advisor or sub-advisor candidate prior to the commencement of its duties to facilitate its transition as a new sub-advisor, subject to the conditions set forth in Item 8.

6)       A request by a potential merger candidate for the purpose of conducting due diligence, subject to the conditions set forth in Item 8.

7)             A request by a rating or ranking agency, subject to the conditions set forth in Item 8.

Other portfolio holdings disclosure policies of the Funds include:

•The Funds provide their top ten holdings on their publicly available website and to market data agencies monthly, as of the end of a calendar month, generally within 15 days after month end.

•The Funds provide their full holdings on their publicly available website and to market data agencies quarterly, as of the end of a calendar quarter, generally within 30 days after quarter end.
You may access portfolio holdings information as of the end of each Fund's fiscal quarter via the public website at TouchstoneInvestments.com.

8)           The CCO may authorize disclosing non-public portfolio holdings to third parties more frequently or at different periods than as described above prior to when such information is made public, provided that certain conditions are met. The third-party must (i) specifically request in writing the more current non-public portfolio holdings, providing a reasonable basis for the request; (ii) execute an agreement to keep such information confidential, to only use the information for the authorized purpose, and not to use the information for their personal benefit; (iii) agree not to trade on such information, either directly or indirectly; and (iv) unless specifically approved by the CCO in writing, the non-public portfolio holdings are subject to a ten day time delay before dissemination.  Any non-public portfolio holdings that are disclosed will not include any material information about a Fund’s trading strategies or pending portfolio transactions.

As of December 31, 2020, one or more Funds discloses portfolio holdings information to the following parties based on ongoing arrangements:
Bloomberg LP
Morningstar, Inc.

Employees of the Advisor and the Fund’s sub-advisor that are access persons under the Fund’s Code of Ethics have access to Fund holdings on a regular basis, but are subject to confidentiality requirements and trading prohibitions in the Code of Ethics.  In addition, custodians of the Fund’s assets and the Fund’s accounting services agent, each of whose agreements contains a confidentiality provision (which includes a duty not to trade on non-public information), have access to the current Fund holdings on a daily basis.

The CCO is authorized to determine whether disclosure of the Fund’s portfolio securities is for a legitimate business purpose and is in the best interests of the Fund and its shareholders. Any conflict between the interests of shareholders and the interests of the Advisor, Touchstone Securities, or any affiliates, will be reported to the Board, which will make a determination that is in the best interests of shareholders.

DETERMINATION OF NET ASSET VALUE

The securities of the Fund are valued under the direction of the Advisor and under the general oversight of the Trustees. The Advisor or its delegates may use independent pricing services to obtain valuations of securities. The pricing services rely primarily on prices of actual market transactions as well as on trade quotations obtained from third parties. Prices are generally determined using readily available market prices. If market prices are unavailable or believed to be unreliable, the Sub-Administrative Agent will initiate a process by which the Trust’s Fair Value Committee will make a good faith determination as to the “fair value” of the security using procedures approved by the Trustees. The pricing services may use a matrix system to determine valuations of fixed income securities when market prices are not readily available. This system considers such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. The procedures used by any such pricing service and its valuation results are reviewed by the officers of the Trust under the general oversight of the Trustees. The Fund may hold portfolio securities that are listed on foreign exchanges. Under certain circumstances, these investments may be valued under the Fund’s fair value policies and procedures, such as when U.S. exchanges are open but a foreign exchange is closed.

Securities with remaining maturities of 60 days or less may be valued by the amortized cost method, which involves valuing a security at its cost on the date of purchase and thereafter (absent unusual circumstances) assuming a constant amortization of maturity of any discount or premium, provided such amount approximates market value.

DESCRIPTION OF SHARES

The Trust’s Declaration of Trust authorizes the issuance of an unlimited number of funds and shares of each fund. Each share of a fund represents an equal proportionate interest in that fund with each other share.  Upon liquidation, shares are entitled to a pro rata share in the net assets of the Fund, after taking into account additional distribution and shareholder servicing expenses attributable to the Class. Shareholders have no preemptive rights.  The Declaration of Trust provides that the Trustees of the Trust may create additional series of shares or separate classes of funds.  All consideration received by the Trust for shares of any series or separate class and all assets in which such consideration is invested would belong to that series or separate class and would be subject to the liabilities related thereto.  Share certificates representing shares will not be issued.

The Trust is an entity of the type commonly known as a Delaware statutory trust. The Trust’s Declaration of Trust states that neither the Trust nor the Trustees, nor any officer, employee or agent of the Trust shall have any power to bind personally any shareholder, nor, except as specifically provided therein, to call upon any shareholder for the payment of any sum of money or assessment whatsoever other than such as the shareholder may at any time personally agree to pay.

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of duties as a Trustee and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisors, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

Each whole share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional share shall be entitled to a proportionate fractional vote. Shares issued by each Fund have no preemptive, conversion, or subscription rights.  Voting rights are not cumulative.  Each Fund, as a separate series of the Trust, votes separately on matters affecting only that Fund.  Shareholders of each Class of each Fund will vote separately on matters pertaining solely to that Fund or that Class.  As a Delaware statutory trust, the Trust is not required to hold annual meetings of shareholders, but approval will be sought for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances.

In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust.  In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

Derivative Claims of Shareholders

The Trust’s Amended and Restated By-Laws (the “By-Laws”) contain provisions regarding derivative claims of shareholders. Under these provisions, a shareholder must make a pre-suit demand upon the Trustees to bring the subject action unless an effort to cause the Trustees to bring such an action is not likely to succeed. For purposes of the foregoing sentence, a demand on the Trustees shall only be deemed not likely to succeed and therefore excused if a majority of the Board, or a majority of any committee of the Board established to consider the merits of such action, has a personal financial interest in the transaction at issue, and a Trustee shall not be deemed interested in a transaction or otherwise disqualified from ruling on the merits of a shareholder demand by virtue of the fact that such Trustee receives remuneration for his service on the Board or on the boards of one or more Trusts that are under common management with or otherwise affiliated with the Trust.

Unless a demand is not required under the foregoing paragraph, (a) shareholders eligible to bring such derivative action under the Delaware Statutory Trust Act who hold at least 10% of the outstanding shares of the Trust, or 10% of the outstanding shares of the Fund or class to which such action relates, shall join in the request for the Trustees to commence such action; and (b) the Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of such claim. The Trustees shall be entitled to retain counsel or other advisors in considering the merits of the request and shall require an undertaking by the shareholders making such request to reimburse the Trust for the expense of any such advisors in the event that the Trustees determine not to bring such action.

Forum for Adjudication of Disputes

The By-Laws provide that, unless the Trust consents in writing to the selection of an alternative forum, the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Trust, (ii) any action asserting a claim of breach of a fiduciary duty owed by any Trustee, officer, or other employee of the Trust to the Trust or the Trust’s shareholders, (iii) any action asserting a claim arising pursuant to any provision of the Delaware Statutory Trust Act, the Declaration of Trust or the By-Laws, (iv) any action to interpret, apply, enforce or determine the validity of the Declaration of Trust or the By-Laws, or (v) any action asserting a claim governed by the internal affairs doctrine shall be the U.S. District Court for the District of Delaware or the Court of Chancery of the State of Delaware, or, if the Court of Chancery of the State of Delaware does not have jurisdiction, the Superior Court of the State of Delaware (each, a “Covered Action”). The By-Laws further provide that if any Covered Action is filed in a court other than the U.S. District Court for the District of Delaware, the Court of Chancery of the

State of Delaware or the Superior Court of the State of Delaware (a “Foreign Action”) in the name of any shareholder, such shareholder shall be deemed to have consented to (i) the personal jurisdiction of the U.S. District Court for the District of Delaware or the Superior Court of the State of Delaware in connection with any action brought in any such courts to enforce the preceding sentence (an “Enforcement Action”) and (ii) having service of process made upon such shareholder in any such Enforcement Action by service upon such shareholder’s counsel in the Foreign Action as agent for such shareholder.

The By-Laws provide that any person purchasing or otherwise acquiring or holding any interest in shares of beneficial interest of the Trust shall be (i) deemed to have notice of and consented to the provisions of the foregoing paragraph and (ii) deemed to have waived any argument relating to the inconvenience of the forums referenced above in connection with any action or proceeding described in the foregoing paragraph.

This forum selection provision may limit a shareholder’s ability to bring a claim in a judicial forum that it finds favorable for disputes with Trustees, officers or other agents of the Trust and its service providers, which may discourage such lawsuits with respect to such claims. If a court were to find the forum selection provision contained in the By-Laws to be inapplicable or unenforceable in an action, the Trust may incur additional costs associated with resolving such action in other jurisdictions.

CONTROL PERSONS AND PRINCIPAL SECURITY HOLDERS

Persons or organizations beneficially owning more than 25% of the outstanding shares of the Fund are presumed to “control” the Fund. As a result, those persons or organizations could have the ability to influence an action taken by the Fund if such action requires a shareholder vote. As of October 31, 2021, the name, address and percentage ownership of each entity that owned of record or beneficially 5% or more of the outstanding shares of any class of the Fund are as follows:

Fund Name and Share Class	Name and Address	Percentage of Class
IMPACT BOND FUND CLASS A	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399	23.22%
	MLPF & S THE SOLE BENEFIT OF FOR IT'S CUSTOMERS ATTN FUND ADMISTRATION 4800 DEER LAKE DR EAST-2ND FLR JACKSONVILLE FL 32246	19.75%
	CHARLES SCHWAB & CO INC 101 MONTGOMERY ST SAN FRANCISCO CA 94104	19.18%
IMPACT BOND FUND CLASS C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716	30.51%
	WELLS FARGO CLEARING SERVICES 2801 MARKET STREET SAINT LOUIS, MO 63103	29.53%
	MLPF & S THE SOLE BENEFIT OF FOR IT'S CUSTOMERS ATTN FUND ADMISTRATION 4800 DEER LAKE DR EAST-2ND FLR JACKSONVILLE FL 32246	15.71%
	LPL FINANCIAL 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	5.55%
IMPACT BOND FUND INST CLASS	CHARLES SCHWAB & CO INC 101 MONTGOMERY ST SAN FRANCISCO CA 94104	49.64%
	NATIONAL FINANCIAL SERVICES CORP (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	22.23%

	MARIL & CO FBO JI C/O RELIANCE TRUST COMPANY WI 4900 WEST BROWN DEER RD MILWAUKEE, WI 53223	12.11%
	TOUCHSTONE DYNAMIC GLOBAL ALLOCATION FUND 303 BROADWAY ST STE 1100 CINCINNATI OH 45202-4220	5.52%
IMPACT BOND FUND CLASS Y	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	28.55%
	WELLS FARGO CLEARING SERVICES 2801 MARKET STREET SAINT LOUIS, MO 63103	16.57%
	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716	14.64%
	DC PLUS MODEL PORTFOLIOS 457 C/O ICMA RETIREMENT CORPORATION 777 NORTH CAPITOL STREET, NE WASHINGTON DC 20002	7.84%
	MLPF & S THE SOLE BENEFIT OF FOR IT'S CUSTOMERS ATTN FUND ADMISTRATION 4800 DEER LAKE DR EAST-2ND FLR JACKSONVILLE FL 32246	6.45%
	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	6.10%
	RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING OMNIBUS ATTN MUTUAL FUND OPS MANAGER 60 SOUTH SIXTH STREET-P08 MINNEAPOLIS MN 55402-4400	6.01%
IMPACT BOND FUND CLASS R6(1)	N/A	N/A
(1) Class R6 shares of the Fund commenced operations on November 22, 2021. A list of shareholders owning over 5% of the outstanding shares of Class R6 of the Fund, if any, will appear in an update to the SAI after the Fund's next fiscal year.

As of October 31, 2021, the Trustees and officers of the Trust as a group owned of record or beneficially less than 1% of the outstanding shares of the Fund (or a class thereof).

CHOOSING A CLASS OF SHARES

This SAI relates to Class R6 shares of the Fund. Class A, Class C, Class Y, and Institutional Class shares are offered in a separate SAI.

The Fund participates in fund “supermarket” arrangements. In such an arrangement, a program is made available by a broker or other institution (a sponsor) that allows investors to purchase and redeem shares of the Fund through the sponsor of the fund supermarket. In connection with these supermarket arrangements, the Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders. In turn, the brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund’s behalf. As such, the Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, accepts the order. The customer order will be priced at the Fund’s NAV next computed after acceptance by an authorized broker or the broker’s authorized designee. In addition, a broker may charge transaction fees on the purchase or sale of Fund shares. Also in connection with fund supermarket arrangements, the performance of a participating Fund may be compared in publications to the performance of various indices and investments for which reliable performance data is available and compared in publications to averages, performance rankings, or other information prepared by recognized mutual fund statistical services. The Fund’s annual report contains additional performance information and will be made available to investors upon request and without charge.

The Touchstone Funds are intended for sale to residents of the United States, and, with very limited exceptions, are not registered or otherwise offered for sale in other jurisdictions. The above restrictions are generally not applicable to sales in United States territories of Guam, Puerto Rico, or the Virgin Islands or to diplomatic staff members or members of the U.S. military with an APO or FPO address outside of the U.S. Investors are responsible for compliance with tax, securities, currency exchange or other regulations applicable to redemption and purchase transactions in any state or jurisdiction to which they may be subject. Investors should consult with their financial intermediary and appropriate tax and legal advisors to obtain information on the rules applicable to these transactions.

The shares of the Fund may not be directly or indirectly offered or distributed in any country outside of the United States. If an investor becomes a resident of another jurisdiction after purchasing shares of the Touchstone Funds, the investor will not be able to purchase any additional shares of the Fund (other than reinvestment of dividends and capital gains) or exchange shares of the Touchstone Funds for other U.S. registered Touchstone Funds.

Class R6 Shares

No dealer compensation is paid from the sale of Class R6 shares of the Fund. Class R6 shares of the Fund are sold at NAV and do not pay a sales charge, Rule 12b-1 fee, impose a contingent deferred sales charge ("CDSC"), or make payments to financial intermediaries/broker-dealers for assisting Touchstone Securities, Inc. (the Fund's distributor) in promoting the sales of the Fund's shares. In addition, neither the Fund nor its affiliates make any type of administrative, service, relationship, or revenue sharing payments in connection with Class R6 shares. An investor transacting in Class R6 shares may be required to pay a commission to a broker for effecting such transactions on an agency basis.

Exchanging Your Shares. Shareholders who are eligible may exchange their shares for another share class of the same Fund, if offered in their state and such an exchange can be accommodated by their financial institution. Class R6 shareholders who are eligible to invest in Class Y shares or Institutional Class shares are eligible to exchange their Class R6 shares for Class Y shares or Institutional Class shares of the same Fund, if offered in their state and such an exchange can be accommodated by their financial intermediary.

Share Class Conversions. Financial intermediaries may convert shares in a customer or client’s account to a more expensive share class if prior to the conversion the intermediary determines that the higher priced share class is more suitable to the customer’s interests and the intermediary discloses any additional compensation to the customer, including revenue sharing arrangements with the Advisor or Distributor. If a financial institution, processing organization or intermediary (a “converting entity”) is initiating a share class conversion(s) for Touchstone Funds on a platform, then the converting entity should contact Touchstone Securities at least 60 days in advance and obtain Touchstone Securities’ approval of the share class conversion.

For federal income tax purposes, exchanges or conversions of one share class for a different share class of the same fund (even if processed as a liquidation and a purchase) should not result in the realization by the investor of a capital gain or loss. There can be no assurance of any particular tax treatment, however, and you are urged and advised to consult with your own tax advisor before entering into a share class exchange or conversion.

OTHER PURCHASE AND REDEMPTION INFORMATION

Waiver of Minimum Investment Requirements. The minimum and subsequent investment requirements for purchases in the Fund may not apply to:

1.Any director, officer or other employee* (and their immediate family members**) of Western & Southern Financial Group, Inc. or any of its affiliates or any portfolio advisor or service provider to the Trust.
2.Any employee benefit plan that is provided administrative services by a third-party administrator that has entered into a special service arrangement with Touchstone Securities.

In addition, the Fund reserves the right to waive investment minimums in the case of significant extenuating circumstances.

* The term “employee” is deemed to include current and retired employees.
** Immediate family members are defined as the parents, mother-in-law or father-in-law, spouse, sibling, brother-in-law or sister-in-law, son-in-law or daughter-in-law, and children of a registered representative or employee and any other individual to whom the registered representative or employee provides material support.

Purchases in-Kind. In limited circumstances and subject to the prior consent of the Fund, the Fund may accept payment for shares in securities. Shares may be purchased by tendering payment in-kind in the form of marketable securities, including but not limited to shares of common stock, provided the acquisition of such securities is consistent with the applicable Fund’s investment goal and is otherwise acceptable to the Advisor. Transactions of this type are generally a taxable transaction. Before purchasing shares by tendering payment in-kind, investors are urged and advised to consult with their own tax advisor regarding the tax consequences of such a transaction.

Redemptions in-Kind. Under unusual circumstances, when the Board deems it in the best interests of the Fund’s shareholders, the Fund may make payment for shares repurchased or redeemed in whole or in part in securities of the Fund taken at current value. Should payment be made in securities, the redeeming shareholder will bear the market risk until the securities are sold and the redeeming shareholder will generally incur brokerage costs and other costs in converting such securities to cash. Portfolio securities that are issued in an in-kind redemption will be readily marketable. The Trust has filed an irrevocable election with the SEC under Rule 18f-1 of the 1940 Act wherein the Fund is committed to pay redemptions in cash, rather than in-kind, to any shareholder of record of the Fund who redeems during any ninety-day period, the lesser of $250,000 or 1% of a Fund’s NAV at the beginning of such period. Redemptions in-kind are taxable for federal income tax purposes in the same manner as redemptions for cash. The Fund may also use redemption–in–kind for certain Fund shares held by ReFlow.

Undeliverable Checks. Dividend and distribution checks issued from non-retirement accounts for less than $25 will be automatically reinvested in the Fund that pays them. If you elect to receive your dividends and distributions of $25 or more in cash, and the payment is returned as “undeliverable”, the outstanding payment on your account will be cancelled and the proceeds will be reinvested in the Fund at the per share NAV determined as of the date of cancellation. If your redemption proceeds are returned as “undeliverable”, your account will be considered a lost shareholder account, correspondence will be sent to you requesting that you contact the Fund, and the outstanding payment will be deposited into an account for potential escheatment to your state of residence. Upon contact, the Fund will no longer consider your account to be a lost shareholder account, and your outstanding payment will be reissued to your corrected address.

Uncashed Checks. All uncashed checks on your account will appear with your monthly or quarterly statement for your convenience. If your redemption proceeds, dividend, or distribution check from a non-retirement account is not cashed within six months (an “outstanding payment”) and the account remains open, the outstanding payment on your account will be cancelled and the proceeds will be reinvested in the Fund at the per share NAV determined as of the date of cancellation, which may be higher or lower than the NAV at which your shares were initially redeemed. In addition, if the payment was for dividends or distributions, your cash election will be automatically changed and future dividends and distributions will be reinvested in the Fund at the per share NAV determined as of the payable date. For outstanding payments in retirement accounts, no action will be taken. For redemption checks returned as “undeliverable”, the check will be voided and deposited into a lost shareholder account for the Fund. If the account holder contacts the Fund and provides proper documentation to update the address on the account, a check for the previously voided amount will be re-issued to the shareholder and sent to the new address of record.

Fund Shares Purchased by Check. We may delay the processing and payment of a redemption request for shares you recently purchased by check until your check clears, which may take up to 15 days. If you need your money sooner, you should purchase shares by bank wire.

Low Account Balances (Only applicable for shares held through Touchstone Securities directly). If your balance falls below the minimum amount required for your account, based on actual amounts you have invested (as opposed to a reduction from market changes), Touchstone Securities may sell your shares and send the proceeds to you. Touchstone Securities will notify you if your shares are about to be sold and you will have 30 days to increase your account balance to the minimum amount.

Facilitated Transfers.  In the event an existing Touchstone shareholder wishes to move money between their Touchstone mutual fund account and a money market fund, Touchstone has partnered with BNY Mellon Securities to help facilitate this type of transaction pursuant to certain limitations. Please contact Touchstone Shareholder Services at 1.800.543.0407 for more information if you are interested in pursuing this type of transaction.

DISTRIBUTIONS

The Fund’s dividends and other distributions are taxable to shareholders (other than retirement plans and other tax-exempt investors) whether received in cash or reinvested in additional shares of the Fund. A dividend or distribution paid by a Fund has the effect of reducing the NAV per share on the ex-dividend date by the amount of the dividend or distribution. A dividend or distribution declared shortly after a purchase of shares by an investor would, therefore, represent, in substance, a return of capital to the shareholder with respect to such shares even though it would be subject to federal income taxes.

For most shareholders, a statement will be sent to you within 45 days after the end of each year detailing the federal income tax status of your distributions. Please see “Federal Income Taxes” below for more information on the federal income tax consequences of dividends and other distributions made by the Fund.

FEDERAL INCOME TAXES

The following discussion summarizes certain U.S. federal income tax considerations affecting the Fund and its shareholders. This discussion is for general information only and does not purport to consider all aspects of U.S. federal income taxation that might be relevant to beneficial owners of shares of the Funds. Therefore, the summary discussion that follows may not be considered to be individual tax advice and may not be relied upon by any shareholder. The summary is based upon current provisions of the Code, applicable U.S. Treasury Regulations (the “Regulations”), and administrative and judicial interpretations thereof, all of which are subject to change, which change could be retroactive, and may affect the conclusions expressed herein. The summary applies only to beneficial owners of a Fund’s shares in whose hands such shares are capital assets within the meaning of Section 1221 of the Code, and may not apply to certain types of beneficial owners of a Fund’s shares, including, but not limited to insurance companies, tax-exempt organizations, shareholders holding a Fund’s shares through tax-advantaged accounts (such as an individual retirement account (an “IRA”), a 401(k) plan account, or other qualified retirement account), financial institutions, pass-through entities, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither a citizen nor resident of the United States, shareholders holding a Fund’s shares as part of a hedge, straddle or conversion transaction, and shareholders who are subject to the alternative minimum tax. Persons who may be subject to tax in more than one country should consult the provisions of any applicable tax treaty to determine the potential tax consequences to them.

No Fund has requested nor will any Fund request an advance ruling from the IRS as to the federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. In addition, the following discussion applicable to shareholders of a Fund addresses only some of the federal income tax considerations generally affecting investments in such Fund.

Shareholders are urged and advised to consult their own tax advisor with respect to the tax consequences of the ownership, purchase and disposition of an investment in the Fund including, but not limited to, the applicability of state, local, foreign, and other tax laws affecting the particular shareholder and to possible effects of changes in federal or other tax laws.

General. For federal income tax purposes, each Fund is treated as a separate corporation. Each Fund has elected, and intends to continue to qualify for, taxation as a regulated investment company (a “RIC”) under the Code. By qualifying as a RIC, a Fund (but not the shareholders) will not be subject to federal income tax on that portion of its investment company taxable income and realized net capital gains that it distributes to its shareholders.

Shareholders should be aware that investments made by a Fund, some of which are described below, may involve complex tax rules some of which may result in income or gain recognition by the Fund without the concurrent receipt of cash. Although each Fund seeks to avoid significant noncash income, such noncash income could be recognized by a Fund, in which case it may distribute cash derived from other sources in order to meet the minimum distribution requirements described below. Cash to make the required minimum distributions may be obtained from sales proceeds of securities held by a Fund (even if such sales are not advantageous) or, if permitted by its governing documents and other regulatory restrictions, through borrowing the amounts required to be distributed.

Qualification As A Regulated Investment Company. Qualification as a RIC under the Code requires, among other things, that each Fund: (a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and (ii) net income from interests in qualified publicly traded partnerships (together with (i), the “Qualifying Income Requirement”); (b) diversify its holdings so that, at the close of each quarter of the taxable year: (i) at least 50% of the value of its total assets is comprised of cash, cash items (including receivables), U.S. government securities, securities of other RICs and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of its total assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer or the securities (other than the securities of other RICs) of two or more issuers controlled by it and engaged in the same, similar or related trades or businesses, or the securities of one or more “qualified publicly traded partnerships” (together with (i) the “Diversification Requirement”); and (c) distribute for each taxable year at least the sum of (i) 90% of its investment company taxable income (which includes dividends, taxable interest, taxable original issue discount income, market discount income, income from securities lending, net short-term capital gain in excess of net long-term capital loss, certain net realized foreign currency exchange gains, and any other taxable income other than “net capital gain” as defined below and is reduced by deductible expenses) determined without regard to any deduction for dividends paid; and (ii) 90% of its tax-exempt interest, if any, net of certain expenses allocable thereto (“net tax-exempt interest”).

The U.S. Treasury Department is authorized to promulgate regulations under which gains from foreign currencies (and options, futures, and forward contracts on foreign currency) would constitute qualifying income for purposes of the Qualifying Income Requirement only if such gains are directly related to the principal business of a Fund of investing in stock or securities or options and futures with respect to stock or securities. To date, the U.S. Treasury Department has not issued such regulations.

As a RIC, a Fund generally will not be subject to U.S. federal income tax on the portion of its income and capital gains that it distributes to its shareholders in any taxable year for which it distributes, in compliance with the Code’s timing and other requirements at least 90% of its investment company taxable income (determined without regard to the deduction for dividends paid) and at least 90% of its net tax-exempt interest. Each Fund may retain for investment all or a portion of its net capital gain (i.e., the excess of its net long-term capital gain over its net short-term capital loss). If a Fund retains any investment company taxable income or net capital gain, it will be subject to tax at regular corporate rates on the amount retained. If a Fund retains any net capital gain, it may designate the retained amount as undistributed net capital gain in a notice to its shareholders, who will be (i) required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount; and (ii) entitled to credit their proportionate shares of tax paid by such Fund against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of the shares owned by a shareholder of a Fund will be increased by the amount of undistributed net capital gain included in the shareholder’s gross income and decreased by the federal income tax paid by such Fund on that amount of capital gain.

The Qualifying Income Requirement and Diversification Requirement that must be met under the Code in order for a Fund to qualify as a RIC, as described above, may limit the extent to which it will be able to engage in derivative transactions. Rules governing the federal income tax aspects of derivatives, including swap agreements, are not entirely clear in certain respects, particularly in light of two IRS revenue rulings issued in 2006. Revenue Ruling 2006-1 held that income from a derivative contract with respect to a commodity index is not qualifying income for a RIC. Subsequently, the IRS issued Revenue Ruling 2006-31 in which it stated that the holding in Revenue Ruling 2006-1 “was not intended to preclude a conclusion that the income from certain instruments (such as certain structured notes) that create a commodity exposure for the holder is qualifying income.” Accordingly, the Qualifying Income Requirement may limit each Fund’s ability to invest in commodity-related derivative transactions and other derivative transactions. Each Fund will account for any investments in commodity derivative transactions in a manner it deems to be appropriate; the IRS, however, might not accept such treatment. If the IRS did not accept such treatment, the status of such Fund as a RIC might be jeopardized.

In general, for purposes of the Qualifying Income Requirement described above, income derived from a partnership is treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the RIC. However, all of the net income of a RIC derived from an interest in a qualified publicly traded partnership (defined as a partnership (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than 90% of its income from the qualifying income described in clause (i) of the Qualifying Income Requirement described above) will be treated as qualifying income. In general, such entities will be treated as partnerships for federal income tax purposes if they meet the passive income requirement under Section 7704(c)(2) of the Code. In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership.

For purposes of the Diversification Requirement described above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership.

If a Fund fails to satisfy the Qualifying Income Requirement or the Diversification Requirement in any taxable year, such Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures to satisfy the Diversification Requirements where the Fund corrects the failure within a specified period of time. If the applicable relief provisions are not available or cannot be met, such Fund will fail to qualify as a RIC and will be subject to federal income tax in the same manner as an ordinary corporation at a tax rate of 21% and all distributions from earnings and profits (as determined under U.S. federal income tax principles) to its shareholders will be taxable as ordinary dividend income eligible for the dividends-received deduction for corporate shareholders and for qualified dividend income treatment for non-corporate shareholders.

Excise Tax. If a Fund fails to distribute by December 31 of each calendar year an amount equal to the sum of (1) at least 98% of its taxable ordinary income (excluding capital gains and losses) for such year, (2) at least 98.2% of the excess of its capital gains over its capital losses (as adjusted for certain ordinary losses) for the twelve month period ending on October 31 of such year, and (3) all taxable ordinary income and the excess of capital gains over capital losses for the prior year that were not distributed during such year and on which it did not pay federal income tax, such Fund will be subject to a nondeductible 4% excise tax (the “Excise Tax”) on the undistributed amounts. A distribution will be treated as paid on December 31 of the calendar year if it is declared by a Fund in October, November, or December of that year to shareholders of record on a date in such month and paid by it during January of the following year. Such distributions will be taxable to shareholders (other than those not subject to federal income tax) in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. Each Fund generally intends to actually distribute or be deemed to have distributed substantially all of its net income and gain, if any, by the end of each calendar year in compliance with these requirements so that it will generally not be required to pay the Excise Tax. A Fund may in certain circumstances be required to liquidate its investments in order to make sufficient distributions to avoid the Excise Tax liability at a time when its Advisor might not otherwise have chosen to do so. Liquidation of investments in such circumstances may affect the ability of a Fund to satisfy the requirements for qualification as a RIC. However, no assurances can be given that a Fund will not be subject to the Excise Tax and, in fact, in certain instances if warranted, a Fund may choose to pay the Excise Tax as opposed to making an additional distribution.

Capital Loss Carryforwards. For capital losses realized with respect to tax years of a Fund beginning after December 22, 2010, such Fund may carry capital losses forward indefinitely. For capital losses realized in taxable years beginning after December 22, 2010, the excess of a Fund’s net short-term capital losses over its net long-term capital gain is treated as short-term capital losses arising on the first day of the Fund’s next taxable year and the excess of a Fund’s net long-term capital losses over its net short-term capital gain is treated as long-term capital losses arising on the first day of the Fund’s next taxable year. If carried forward capital losses offset future capital gains, such future capital gains are not subject to Fund-level federal income taxation, regardless of whether they are distributed to shareholders. A Fund cannot carry back or carry forward any net operating losses.

Original Issue Discount And Market Discount. A Fund may acquire debt securities that are treated as having original issue discount (“OID”) (generally a debt obligation with a purchase price less than its principal amount, such as a zero coupon bond). Generally, a Fund will be required to include the OID in income over the term of the debt security, even though it will not receive cash payments for such OID until a later time, usually when the debt security matures. A Fund may make one or more of the elections applicable to debt securities having OID which could affect the character and timing of recognition of income. Inflation-protected bonds generally can be expected to produce OID income as their principal amounts are adjusted upward for inflation. The IRS may treat a portion of the OID includible in income with respect to certain high-yield corporate debt securities as a dividend for federal income tax purposes.

A debt security acquired in the secondary market by a Fund may be treated as having market discount if acquired at a price below redemption value or adjusted issue price if issued with original issue discount. The Fund’s market discount accrues ratably, on a daily basis, over the period from the date of acquisition to the date of maturity even though the Fund will not receive cash. Absent an election by a Fund to include the market discount in income as it accrues, gain on its disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.

In addition, pay-in-kind securities will give rise to income which is required to be distributed and is taxable even though a Fund holding such securities receives no interest payments in cash on such securities during the year.

Each Fund generally will be required to make distributions to shareholders representing the income accruing on the securities, described above, that is currently includable in income, even though cash representing such income may not have been received by such Fund. Cash to pay these distributions may be obtained from sales proceeds of securities held by a Fund (even if such sales are not advantageous) or, if permitted by such Fund’s governing documents, through borrowing the amounts required to be distributed. In the event a Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would have in the absence of such transactions.

Options, Futures, And Forward Contracts. The writing (selling) and purchasing of options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for federal income tax purposes the amount, character and timing of recognition of the gains and losses a Fund realizes in connection with such transactions.

Gains and losses on the sale, lapse, or other termination of options and futures contracts, options thereon and certain forward contracts (except certain foreign currency options, forward contracts and futures contracts) will generally be treated as capital gains and losses. Some regulated futures contracts, certain foreign currency contracts, and certain non-equity options (such as certain listed options or options on broad based securities indexes) held by a Fund (“Section 1256 contracts”), other than contracts on which it has made a “mixed-straddle election”, will be required to be “marked-to-market” for federal income tax purposes, that is, treated as having been sold at their market value on the last day of such Fund’s taxable year. These provisions may require a Fund to recognize income or gains without a concurrent receipt of cash. Any gain or loss recognized on actual or deemed sales of Section 1256 contracts will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss, although certain foreign currency gains and losses from such contracts may be treated as ordinary income or loss as described below. Transactions that qualify as designated hedges are exempt from the mark-to-market rule, but may require a Fund to defer the recognition of losses on futures contracts, foreign currency contracts and certain options to the extent of any unrecognized gains on related positions held by it.

The tax provisions described above applicable to options, futures and forward contracts may affect the amount, timing, and character of a Fund’s distributions to its shareholders. For example, the Section 1256 rules described above may operate to increase the amount a Fund must distribute to satisfy the minimum distribution requirement for the portion treated as short-term capital gain which will be taxable to its shareholders as ordinary income, and to increase the net capital gain it recognizes, without, in either case, increasing the cash available to it. The Fund may elect to exclude certain transactions from the operation of Section 1256, although doing so may have the effect of increasing the relative proportion of net short-term capital gain (taxable as ordinary income) and thus increasing the amount of dividends it must distribute. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax.

When a covered call or put option written (sold) by a Fund expires such Fund will realize a short-term capital gain equal to the amount of the premium it received for writing the option. When a Fund terminates its obligations under such an option by entering into a closing transaction, it will realize a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less than (or exceeds) the premium received when it wrote the option. When a covered call option written by a Fund is exercised, such Fund will be treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending upon the holding period of the underlying security and whether the sum of the option price received upon the exercise plus the premium received when it wrote the option is more or less than the basis of the underlying security.

Straddles. Section 1092 deals with the taxation of straddles which also may affect the taxation of options in which a Fund may invest. Offsetting positions held by a Fund involving certain derivative instruments, such as options, futures and forward currency contracts, may be considered, for federal income tax purposes, to constitute “straddles.” Straddles are defined to include offsetting positions in actively traded personal property. In certain circumstances, the rules governing straddles override or modify the provisions of Section 1256, described above. If a Fund is treated as entering into a straddle and at least one (but not all) of its positions in derivative contracts comprising a part of such straddle is governed by Section 1256, then such straddle could be characterized as a “mixed straddle.” A Fund may make one or more elections with respect to mixed straddles. Depending on which election is made, if any, the results with respect to a Fund may differ. Generally, to the extent the straddle rules apply to positions established by a Fund, losses realized by it may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be characterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain. In addition, the existence of a straddle may affect the holding period of the offsetting positions and cause such sales to be subject to the “wash sale” and “short sale” rules. As a result, the straddle rules could cause distributions that would otherwise constitute “qualified dividend income” to fail to satisfy the applicable holding period requirements, described below, and therefore to be taxed as ordinary income. Further, a Fund may be required to capitalize, rather than deduct currently, any interest expense and carrying charges applicable to a position that is part of a straddle. Because the application of the straddle rules may affect the character and timing of gains and losses from affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to the situation where a Fund had not engaged in such transactions.

In circumstances where a Fund has invested in certain pass-through entities, the amount of long-term capital gain that it may recognize from certain derivative transactions with respect to interests in such pass-through entities is limited under the Code’s constructive ownership rules. The amount of long-term capital gain is limited to the amount of such gain a Fund would have had if it directly invested in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.

Swaps And Derivatives. As a result of entering into swap or derivative agreements, the Fund may make or receive periodic net payments. A Fund may also make or receive a payment when a swap or derivative is terminated prior to maturity through an assignment of the swap or derivative or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap or derivative will generally result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to a swap or derivative for more than one year). With respect to certain types of swaps or derivatives, a Fund may be required to currently recognize income or loss with respect to future payments on such swaps or derivatives or may elect under certain circumstances to mark such swaps or derivatives to market annually for tax purposes as ordinary income or loss.

Rules governing the tax aspects of swap or derivative agreements are not entirely clear in certain respects, in particular whether income generated is Qualifying Income. Accordingly, while each Fund intends to account for such transactions in a manner it deems appropriate, the IRS might not accept such treatment. If the IRS did not accept such treatment, the status of the Fund as a RIC might be adversely affected. The Funds intend to monitor developments in this area. Certain requirements that must be met under the Code in order for the Fund to qualify as a RIC may limit the extent to which a Fund will be able to engage in swap agreements and certain derivatives.

Constructive Sales. Certain rules may affect the timing and character of gain if a Fund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions. If a Fund enters into certain transactions (including a short sale, an offsetting notional principal contract, a futures or forward contract, or other transactions identified in U.S. Treasury regulations) in property while holding an appreciated financial position in substantially identical property, it will be treated as if it had sold and immediately repurchased the appreciated financial position and will be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale will depend upon a Fund’s holding period in the appreciated financial position. Loss from a constructive sale would be recognized when the position was subsequently disposed of, and its character would depend on a Fund’s holding period and the application of various loss deferral provisions of the Code.

In addition, if the appreciated financial position is itself a short sale, acquisition of the underlying property or substantially identical property by a Fund will be deemed a constructive sale. The foregoing will not apply, however, to a Fund’s transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and such Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is such Fund’s risk of loss regarding the position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

Wash Sales. A Fund may in certain circumstances be impacted by special rules relating to “wash sales.” In general, the wash sale rules prevent the recognition of a loss by a Fund from the disposition of stock or securities at a loss in a case in which identical or substantially identical stock or securities (or an option to acquire such property) is or has been acquired by it within 30 days before or 30 days after the sale.

Short Sales. A Fund may make short sales of securities. Short sales may increase the amount of short-term capital gain realized by a Fund, which is taxed as ordinary income when distributed to its shareholders. Short sales also may be subject to the “Constructive Sales” rules, discussed above.

Tax Credit Bonds. If a Fund holds (directly or indirectly) one or more “tax credit bonds” (defined below) on one or more specified dates during a Fund’s taxable year, and it satisfies the minimum distribution requirement, it may elect for U.S. federal income tax purposes to pass through to shareholders tax credits otherwise allowable to it for that year with respect to such tax credit bonds. A tax credit bond is defined in the Code as a “qualified tax credit bond” (which includes a qualified forestry conservation bond, a new clean renewable energy bond, a qualified energy conservation bond, or a qualified zone academy bond, each of which must meet certain requirements specified in the Code), a “build America bond” (which includes certain qualified bonds issued before January 1, 2011) or certain other bonds specified in the Code. New tax credit bonds may not be issued after December 31, 2017. If a Fund were to make an election, a shareholder of such Fund would be required to include in gross income an amount equal to such shareholder’s proportionate share of the interest income attributable to such credits and would be entitled to claim as a tax credit an amount equal to a proportionate share of such credits. Certain limitations may apply on the extent to which the credit may be claimed.

Other Regulated Investment Companies. Generally, the character of the income or capital gains that a Fund receives from another investment company will pass through to the Fund’s shareholders as long as the Fund and the other investment company each qualify as RICs under the Code. However, to the extent that another investment company that qualifies as a RIC realizes net losses on its investments for a given taxable year, a Fund will not be able to recognize its share of those losses until it disposes of shares of such investment company. Moreover, even when a Fund does make such a disposition, a portion of its loss may be recognized as a long-term capital loss.

As a result of the foregoing rules, and certain other special rules, it is possible that the amounts of net investment income and net capital gains that a Fund will be required to distribute to shareholders will be greater than such amounts would have been had the Fund invested directly in the securities held by the investment companies in which it invests, rather than investing in shares of the investment companies. For similar reasons, the character of distributions from a Fund (e.g., long-term capital gain, qualified dividend income, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the investment companies in which it invests.

Passive Foreign Investment Companies. The Fund may invest in a non-U.S. corporation, which could be treated as a passive foreign investment company (a “PFIC”) or become a PFIC under the Code. A PFIC is generally defined as a foreign corporation that meets either of the following tests: (1) at least 75% of its gross income for its taxable year is income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains); or (2) an average of at least 50% of its assets produce, or are held for the production of, such passive income. If a Fund acquires any equity interest in a PFIC, such Fund could be subject to federal income tax and interest charges on “excess distributions” received with respect to such PFIC stock or on any gain from the sale of such PFIC stock (collectively “PFIC income”), even if such Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in such Fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. A Fund’s distributions of PFIC income will be taxable as ordinary income even though, absent the application of the PFIC rules, some portion of the distributions may have been classified as capital gain.

A Fund will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to a PFIC. Payment of this tax would therefore reduce a Fund’s economic return from its investment in PFIC shares. To the extent a Fund invests in a PFIC, it may elect to treat the PFIC as a “qualified electing fund” (“QEF”), then instead of the tax and interest obligation described above on excess distributions, such Fund would be required to include in income each taxable year its pro rata share of the QEF’s annual ordinary earnings and net capital gain. As a result of a QEF election, a Fund would likely have to distribute to its shareholders an amount equal to the QEF’s annual ordinary earnings and net capital gain to satisfy the Code’s minimum distribution requirement described herein and avoid imposition of the Excise Tax, even if the QEF did not distribute those earnings and gain to such Fund. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements in making the election.

The Fund may elect to “mark-to-market” its stock in any PFIC. “Marking-to-market,” in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the PFIC stock over such Fund’s adjusted basis therein as of the end of that year. Pursuant to the election, a Fund also may deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in the PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock it included in income for prior taxable years under the election. A Fund’s adjusted basis in its PFIC stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder. In either case, a Fund may be required to recognize taxable income or gain without the concurrent receipt of cash.

Foreign Currency Transactions. Foreign currency gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt instruments, certain options, futures contracts, forward contracts, and similar instruments relating to foreign currency, foreign currencies, and foreign currency-denominated payables and receivables are subject to Section 988 of the Code, which causes such gains and losses to be treated as ordinary income or loss and may affect the amount and timing of recognition of such Fund’s income. In some cases elections may be available that would alter this treatment, but such elections could be detrimental to a Fund by creating current recognition of income without the concurrent recognition of cash. If a foreign currency loss treated as an ordinary loss under Section 988 were to exceed a Fund’s investment company taxable income (computed without regard to such loss) for a taxable year the resulting loss would not be deductible by it or its shareholders in future years. The foreign currency income or loss will also increase or decrease a Fund’s investment company income distributable to its shareholders.

Foreign Taxation. Income received by the Fund from sources within foreign countries may be subject to foreign withholding and other taxes. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of a Fund’s total assets at the close of any taxable year consist of stock or securities of foreign corporations, or if a Fund is a qualified fund-of-funds (i.e., a RIC that invests at least 50% of its total assets in other RICs at the close of each quarter of its taxable year), and the Fund meets the distribution requirements described above, such Fund may file an election (the “pass-through election”) with the IRS pursuant to which shareholders of the Fund would be required to (i) include in gross income (in addition to taxable dividends actually received) their pro rata shares of foreign income taxes paid by the Fund, or in the case of a qualified fund of funds, such taxes paid by an underlying fund that has made the pass-through election, even though not actually received by such shareholders; and (ii) treat such respective pro rata portions as foreign income taxes paid by them. The Fund will furnish its shareholders with a written statement providing the amount of foreign taxes paid by the Fund that will “pass-through” for the year, if any.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder’s U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of a Fund’s income will flow through to shareholders. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by a Fund. Various limitations, including a minimum holding period requirement, apply to limit the credit and deduction for foreign taxes for purposes of regular federal income tax and alternative minimum tax.

REITs. The Fund may invest in REITs. Investments in REIT equity securities may require a Fund to accrue and distribute taxable income without the concurrent receipt of cash. To generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. A Fund’s investments in REIT equity securities may at other times result in its receipt of cash in excess of the REIT’s earnings; if such Fund distributes these amounts, these distributions could constitute a return of capital to its shareholders for federal income tax purposes. Shareholders are generally allowed a deduction for qualified REIT dividends received by a Fund from a REIT generally will not constitute qualified dividend income.

The Fund may invest in REITs that hold residual interests in REMICs or taxable mortgage pools (TMPs), or such REITs may themselves constitute TMPs. Under an IRS notice, and U.S. Treasury regulations that have yet to be issued but may apply retroactively, a portion of a Fund’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC or a TMP (referred to in the Code as an “excess inclusion”) will be subject to federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a RIC, such as the Fund, will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or invested in the TMP directly. As a result, the Fund may not be a suitable investment for certain tax exempt-shareholders, including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan and other tax-exempt entities. See “Tax-Exempt Shareholders.”

MLPs. The Fund may invest to a limited degree in MLPs that are treated as qualified publicly traded partnerships for federal income tax purposes. Net income derived from an interest in a qualified publicly traded partnership is included in the sources of income that satisfy the Qualifying Income Requirement. However, under the Diversification Requirement, no more than 25% of the value of a RIC’s total assets at the end of each fiscal quarter may be invested in securities of qualified publicly traded partnerships. If an MLP in which a Fund invests is taxed as a partnership for federal income tax purposes, the Fund will be taxable on its allocable share of the MLP’s income regardless of whether the Fund receives any distribution from the MLP. Thus, the Fund may be required to sell other securities in order to satisfy the distribution requirements to qualify as a RIC and to avoid federal income tax and the Excise Tax. Distributions to a Fund from an MLP that is taxed as a partnership for federal income tax purposes will constitute a return of capital to the extent of the Fund’s basis in its interest in the MLP. If a Fund’s basis is reduced to zero, distributions will generally constitute capital gain for federal income tax purposes.

For taxable years beginning after December 31, 2017 and before January 1, 2026, certain income from investments in MLPs that is included in the "combined qualified business income amount" is treated as “qualified business income” that is eligible for a 20% federal income tax deduction in the case of individuals, trusts and estates. The Code currently does not contain a provision permitting a RIC to pass the special character of this income through to its shareholders. As a result, direct investors in MLPs may be entitled to this deduction while investors that invest in a Fund that invests in MLPs will not.

Distributions. Distributions paid out of a Fund’s current and accumulated earnings and profits (as determined at the end of the year), whether reinvested in additional shares or paid in cash, are generally taxable and must be reported by each shareholder who is required to file a federal income tax return. Distributions in excess of a Fund’s current and accumulated earnings and profits, as computed for federal income tax purposes, will first be treated as a return of capital up to the amount of a shareholder’s tax basis in his or her Fund shares and then as capital gain.

For federal income tax purposes, distributions of net investment income are generally taxable as ordinary income, and distributions of gains from the sale of investments that a Fund owned (or is treated as owning) for one year or less will be taxable as ordinary income. Distributions designated by a Fund as “capital gain dividends” (distributions from the excess of net long-term capital gain over net short-term capital losses) will be taxable to shareholders as long-term capital gain regardless of the length of time they have held their shares of such Fund. Such dividends do not qualify as dividends for purposes of the dividends received deduction or for qualified dividend income purposes as described below.

Distributions of “qualified dividend income” received by non-corporate shareholders of a Fund may be eligible for the long-term capital gain rate. A Fund’s distribution will be treated as qualified dividend income and therefore eligible for the long-term capital gain rate to the extent the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that certain holding period and other requirements are met. A corporate shareholder of a Fund may be eligible for the dividends received deduction on such Fund’s distributions attributable to dividends received by such Fund from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such a deduction. For eligible corporate shareholders, the dividends received deduction may be subject to certain reductions, and a distribution by a Fund attributable to dividends of a domestic corporation will be eligible for the deduction only if certain holding period and other requirements are met.

An additional 3.8% Medicare tax is imposed on certain net investment income (including dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of shares of a Fund) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.

For taxable years beginning after December 31, 2017 and before January 1, 2026, qualified REIT dividends (i.e., REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income) are eligible for a 20% federal income tax deduction in the case of individuals, trusts and estates. A Fund that receives qualified REIT dividends may elect to pass the special character of this income through to its shareholders. To be eligible to treat distributions from a Fund as qualified REIT dividends, a shareholder must hold shares of the Fund for more than 45 days during the 91–day period beginning on the date that is 45 days before the date on which the shares become ex‑dividend with respect to such dividend and the shareholder must not be under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. If a Fund does not elect to pass the special character of this income through to shareholders or if a shareholder does not satisfy the above holding period requirements, the shareholder will not be entitled to the 20% deduction for the shareholder’s share of the Fund’s qualified REIT dividend income while direct investors in REITs may be entitled to the deduction.

The Fund will furnish a statement to shareholders providing the federal income tax status of its dividends and distributions including the portion of such dividends, if any, that qualifies as long-term capital gain.

Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions, and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans.

Shareholders are urged and advised to consult their own tax advisors for more information.

Purchases of Fund Shares. Prior to purchasing shares in a Fund, the impact of dividends or distributions which are expected to be or have been declared, but not paid, should be carefully considered. Any dividend or distribution declared shortly after a purchase of shares of a Fund prior to the record date will have the effect of reducing the per share NAV by the per share amount of the dividend or distribution, and to the extent the distribution consists of the Fund’s taxable income, the purchasing shareholder will be taxed on the taxable portion of the dividend or distribution received even though some or all of the amount distributed is effectively a return of capital.

Sales, Exchanges or Redemptions. Upon the disposition of shares of a Fund (whether by redemption, sale or exchange), a shareholder may realize a capital gain or loss. Such capital gain or loss will be long-term or short-term depending upon the shareholder’s holding period for the shares. The capital gain will be long-term if the shares were held for more than 12 months and short-term if held for 12 months or less. If a shareholder sells or exchanges Fund shares within 90 days of having acquired such shares and if, before January 31 of the calendar year following the calendar year of the sale or exchange, as a result of having initially acquired those shares, the shareholder subsequently pays a reduced sales charge on a new purchase of shares of the Fund or another Fund, the sales charge previously incurred in acquiring the Fund’s shares generally shall not be taken into account (to the extent the previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but generally will be treated as having been incurred in the new purchase. Any loss realized on a disposition will be disallowed under the “wash sale” rules to the extent that the shares disposed of by the shareholder are replaced by the shareholder (including through dividend reinvestment) within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder and disallowed to the extent of any distributions of exempt-interest dividends received by the shareholder with respect to such shares unless the Fund declared exempt-interest dividends on a daily basis in an amount equal to at least 90% of its net tax-exempt interest and distributes such dividends on a monthly or more frequent basis. Capital losses are generally deductible only against capital gains except that individuals may deduct up to $3,000 of capital losses against ordinary income.

The 3.8% Medicare contribution tax (described above) will apply to gains from the sale or exchange of the Fund’s shares.

Backup Withholding. The Fund generally is required to withhold, and remit to the U.S. Treasury, subject to certain exemptions, an amount equal to 24% of all distributions and redemption proceeds paid or credited to a shareholder of such Fund if (i) the shareholder fails to furnish such Fund with the correct taxpayer identification number (“TIN”) certified under penalties of perjury, (ii) the shareholder fails to provide a certified statement that the shareholder is not subject to backup withholding, or (iii) the IRS or a broker has notified such Fund that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding as a result of failure to report interest or dividend income. If the backup withholding provisions are applicable, any such distributions or proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Backup withholding is not an additional tax. Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability.

State And Local Taxes. State and local laws often differ from federal income tax laws with respect to the treatment of specific items of income, gain, loss, deduction and credit. Shareholders are urged and advised to consult their own tax advisors for more information.

Non-U.S. Shareholders. Distributions made to non-U.S. shareholders attributable to net investment income generally are subject to U.S. federal income tax withholding at a 30% rate (or such lower rate provided under an applicable income tax treaty). However, the Fund will generally not be required to withhold tax on any amounts paid to a non-U.S. investor with respect to dividends attributable to “qualified short-term gain” (i.e., the excess of net short-term capital gain over net long-term capital loss) designated as such by the Fund and dividends attributable to certain U.S. source interest income that would not be subject to federal withholding tax if earned directly by a non-U.S. person, provided such amounts are properly designated by the Fund. The Fund may choose not to designate such amounts.

Notwithstanding the foregoing, if a distribution described above is effectively connected with the conduct of a trade or business carried on by a non-U.S. shareholder within the United States (or, if an income tax treaty applies, is attributable to a permanent establishment in the United States), federal income tax withholding and exemptions attributable to foreign persons will not apply and such distribution will be subject to the federal income tax, reporting and withholding requirements generally applicable to U.S. persons described above.

Under U.S. federal tax law, a non-U.S. shareholder is not, in general, subject to federal income tax or withholding tax on capital gains (and is not allowed a deduction for losses) realized on the sale of shares of a Fund or on capital gain dividends, provided that the Fund obtains a properly completed and signed certificate of foreign status, unless (i) such gains or distributions are effectively connected with the conduct of a trade or business carried on by the non-U.S. shareholder within the United States (or, if an income tax treaty applies, are attributable to a permanent establishment in the United States of the non-U.S. shareholder); (ii) in the case of an individual non-U.S. shareholder, the shareholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met; or (iii) the shares of the Fund constitute U.S. real property interests ("USRPIs"), as described below.

Special rules apply to foreign persons who receive distributions from a Fund that are attributable to gains from USRPIs. The Code defines USRPIs to include direct holdings of U.S. real property and any interest (other than an interest solely as a creditor) in a “United States real property holding corporation” or former United States real property holding corporation. The Code defines a United States real property holding corporation as any corporation whose USRPIs make up 50% or more of the fair market value of its USRPIs, its interests in real property located outside the United States, plus any other assets it uses in a trade or business. In general, if a Fund is a United States real property holding corporation (determined without regard to certain exceptions), distributions by the Fund that are attributable to (a) gains realized on the disposition of USRPIs by the Fund and (b) distributions received by the Fund from a lower-tier RIC or REIT that the Fund is required to treat as USRPI gain in its hands will retain their character as gains realized from USRPIs in the hands of the foreign persons and will be subject to U.S. federal withholding tax. In addition, such distributions could result in the foreign shareholder being required to file a U.S. tax return and pay tax on the distributions at regular U.S. federal income tax rates. The consequences to a non–U.S. shareholder, including the rate of such withholding and character of such distributions (e.g., ordinary income or USRPI gain) will vary depending on the extent of the non-U.S. shareholder’s current and past ownership of a Fund.

In addition, if the Fund is a United States real property holding corporation or former United States real property holding corporation, the Fund may be required to withhold U.S. tax upon a redemption of shares by a greater-than-5% shareholder that is a foreign person, and that shareholder would be required to file a U.S. income tax return for the year of the disposition of the

USRPI and pay any additional tax due on the gain. However, no such withholding is generally required with respect to amounts paid in redemption of shares of a fund if the fund was a domestically controlled qualified investment entity, or, in certain other limited cases, if a fund (whether or not domestically controlled) held substantial investments in RICs that were domestically controlled qualified investment entities.

Subject to the additional rules described herein, federal income tax withholding will apply to distributions attributable to dividends and other investment income distributed by the Funds. The federal income tax withholding rate may be reduced (and, in some cases, eliminated) under an applicable tax treaty between the United States and the non-U.S. shareholder’s country of residence or incorporation. In order to qualify for treaty benefits, a non-U.S. shareholder must comply with applicable certification requirements relating to its foreign status (generally by providing a Fund with a properly completed Form W-8BEN).

Sections 1471-1474 of the Code and the U.S. Treasury and IRS guidance issued thereunder (collectively, "FATCA") generally requires a Fund to obtain information sufficient to identify the status of each of its shareholders. If a shareholder fails to provide this information or otherwise fails to comply with FATCA, a Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on Fund dividends and distributions and on the proceeds of the sale, redemption, or exchange of Fund shares. A Fund may disclose the information that it receives from (or concerning) its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA, related intergovernmental agreements or other applicable law or regulation. Each investor is urged to consult its tax advisor regarding the applicability of FATCA and any other reporting requirements with respect to the investor’s own situation, including investments through an intermediary.

Foreign Bank And Financial Accounts And Foreign Financial Assets Reporting Requirements. A shareholder that owns directly or indirectly more than 50% by vote or value of a Fund, is urged and advised to consult its own tax advisor regarding its filing obligations with respect to FinCen Form 114, Report of Foreign Bank and Financial Accounts.

Tax-Exempt Shareholders. A tax-exempt shareholder could realize unrelated business taxable income (“UBTI”) by virtue of its investment in a Fund if shares in the Fund constitute debt financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).

It is possible that a tax-exempt shareholder of a Fund will also recognize UBTI if such Fund recognizes “excess inclusion income” (as described above) derived from direct or indirect investments in REMIC residual interests or TMPs. Furthermore, any investment in a residual interest of a CMO that has elected to be treated as a REMIC can create complex tax consequences, especially if a Fund has state or local governments or other tax-exempt organizations as shareholders.

In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in RICs that invest directly or indirectly in residual interests in REMICs or in TMPs.

Tax Shelter Reporting Regulations. Under U.S. Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders are urged and advised to consult their own tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Shareholders are urged and advised to consult their own tax advisor with respect to the tax consequences of an investment in the Fund including, but not limited to, the applicability of state, local, foreign and other tax laws affecting the particular shareholder and to possible effects of changes in federal or other tax laws.

CUSTODIAN

Brown Brothers Harriman & Co. (“BBH”), 50 Post Office Square, Boston, Massachusetts 02110, is the Trust’s custodian. BBH acts as the Trust’s depository, safe keeps its portfolio securities, collects all income and other payments with respect thereto, disburses money as instructed and maintains records in connection with its duties.

LEGAL COUNSEL

K&L Gates LLP, State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111, serves as counsel to the Trust.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The firm of Ernst & Young LLP, has been selected as the independent registered public accounting firm for the Trust for the fiscal year ended September 30, 2021. Ernst & Young LLP is expected to perform an annual audit of the Trust’s financial statements, and advise the Trust as to certain accounting matters.

TRANSFER AND SUB-ADMINISTRATIVE AGENT

Transfer Agent. The Trust’s transfer agent is BNY Mellon Investment Servicing (US) Inc. ("BNY Mellon IS"), 4400 Computer Drive, Westborough, Massachusetts 01581. BNY Mellon IS maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of the Fund’s shares, acts as dividend and distribution disbursing agent and performs other shareholder servicing functions. For providing transfer agent and shareholder services to the Trust, BNY Mellon IS receives a monthly per account fee from the Fund, plus out of-pocket expenses.

The Fund may also pay a fee to certain servicing organizations (such as broker-dealers and financial institutions) that provide sub-transfer agency services. These services include maintaining shareholder records, processing shareholder transactions and distributing communications to shareholders.

Sub-Administrative Agent. The Advisor provides administrative services to the Trust under an Administration Agreement and has sub-contracted certain accounting and administrative services to The Bank of New York Mellon ("BNY Mellon"). The sub-administrative services sub-contracted to BNY Mellon include accounting and pricing services, SEC and state security filings, providing executive and administrative services and providing reports for meetings of the Board. The Advisor pays BNY Mellon a sub-administrative fee out of its administration fee.

Set forth below are the sub-administrative fees paid by the Advisor with respect to the Fund during the fiscal years ended September 30.

	Sub-Administrative Fees Paid
Fund	2018	2019	2020
Impact Bond Fund	$74,629	$74,995	$84,853

FINANCIAL STATEMENTS

The Fund’s audited financial statements for the fiscal year ended September 30, 2020, including the notes thereto and the report of Ernst & Young LLP thereon, included in the Trust’s Annual Report are incorporated into this SAI by reference. A copy of the Annual Report may be obtained free of charge by writing to the Trust at P.O. Box 9878, Providence, Rhode Island 02940, by calling the Trust at 1.800.543.0407 or by downloading a copy at TouchstoneInvestments.com/Resources. You may also obtain the Annual Report or unaudited semi-annual report, as well as other information about the Trust, from the EDGAR Database on the SEC’s website at http://www.sec.gov.

APPENDIX A

DESCRIPTION OF SECURITIES RATINGS(1)

Moody’s Investors Service, Inc. (“Moody’s”) and Standard &Poor’s® (“S&P”) are private services that provide ratings of the credit quality of debt obligations. A description of the ratings assigned by Moody’s and S&P are provided below. These ratings represent the opinions of these rating services as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. An advisor attempts to discern variations in credit rankings of the rating services and to anticipate changes in credit ranking. However, subsequent to purchase by a fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the fund. In that event, an advisor will consider whether it is in the best interest of a fund to continue to hold the securities.

Moody’s credit ratings are current opinions of the relative future credit risk of entities, credit commitments, or debt or debt-like securities. Moody’s defines credit risk as the risk that an entity may not meet its contractual, financial obligations as they come due and any estimated financial loss in the event of default. Credit ratings do not address any other risk, including but not limited to: liquidity risk, market value risk, or price volatility. Credit ratings are not statements of current or historical fact. Credit ratings do not constitute investment or financial advice, and credit ratings are not recommendations to purchase, sell, or hold particular securities. Credit ratings do not comment on the suitability of an investment for any particular investor. Moody’s issues its credit ratings with the expectation and understanding that each investor will make its own study and evaluation of each security that is under consideration for purchase, holding, or sale.

An S&P issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

(1)  This Appendix A may contain information obtained from third parties, including ratings from credit ratings agencies such as S&P. Reproduction and distribution of third party content in any form is prohibited except with the prior written permission of the related third party. Third party content providers do not guarantee the accuracy, completeness, timeliness or availability of any information, including ratings, and are not responsible for any errors or omissions (negligent or otherwise), regardless of the cause, or for the results obtained from the use of such content. THIRD PARTY CONTENT PROVIDERS GIVE NO EXPRESS OR IMPLIED WARRANTIES, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE. THIRD PARTY CONTENT PROVIDERS SHALL NOT BE LIABLE FOR ANY DIRECT, INDIRECT, INCIDENTAL, EXEMPLARY, COMPENSATORY, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES, COSTS, EXPENSES, LEGAL FEES, OR LOSSES (INCLUDING LOST INCOME OR PROFITS AND OPPORTUNITY COSTS OR LOSSES CAUSED BY NEGLIGENCE) IN CONNECTION WITH ANY USE OF THEIR CONTENT, INCLUDING RATINGS. Credit ratings are statements of opinions and are not statements of fact or recommendations to purchase, hold or sell securities. They do not address the suitability of securities or the suitability of securities for investment purposes, and should not be relied on as investment advice. they issue, as well as structured finance securities backed by receivables or other financial assets.

Short-Term Credit Ratings

Moody’s

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

“P-1” - Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

“P-2” - Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

“P-3” - Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

“NP” - Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

S&P’s short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days-including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating.

The following summarizes the rating categories used by S&P for short-term issues:

“A-1” - Obligations are rated in the highest category and indicate that the obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2” - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

“A-3” - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“B” - Obligations are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

“C” - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

“D” - Obligations are in payment default. The “D” rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of S&P’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Long-Term Credit Ratings

Moody’s

Moody’s long-term ratings are opinions of the relative credit risk of financial obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody’s Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.

The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa” - Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk.

“Aa” - Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

“A” - Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.

“Baa” - Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

“Ba” - Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.

“B” - Obligations rated “B” are considered speculative and are subject to high credit risk.

“Caa” - Obligations rated “Caa” are judged to be of poor standing and are subject to very high credit risk.

“Ca” - Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C” - Obligations rated “C” are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.”  The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

S&P

Issue credit ratings are based, in varying degrees, on S&P’s analysis of the following considerations:

•Likelihood of payment — capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•Nature of and provisions of the obligation;

•Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

The following summarizes the ratings used by S&P for long-term issues:
“AAA” - An obligation rated “AAA” has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

“AA” - An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

“A” - An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

“BBB” - An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated “BB,” “B,” “CCC,” “CC,” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

“BB” - An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

“B” - An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB,” but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

“CCC” - An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

“CC” - An obligation rated “CC” is currently highly vulnerable to nonpayment.

“C” - A “C” rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the “C” rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

“D” - An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days, irrespective of any grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to “D” upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus (+) or minus (-) - The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

“NR” - This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of S&P’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Municipal Note Ratings

Moody’s

Moody’s uses three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (“MIG”) and are divided into three levels - “MIG 1” through “MIG 3”. In addition, those short-term obligations that are of speculative quality are designated “SG”, or speculative grade. MIG ratings expire at the maturity of the obligation.

The following summarizes the ratings used by Moody’s for these short-term obligations:

“MIG 1” - This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

“MIG 2” - This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

“MIG 3” - This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

“SG” - This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned; a long- or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade or “VMIG” rating scale.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated “NR”, e.g., “Aaa/NR” or “NR/VMIG 1”.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

“VMIG 1” - This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG 2” - This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG 3” - This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“SG” - This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

S&P

An S&P U.S. municipal note rating reflects S&P’s opinion about the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P’s analysis will review the following considerations:

•Amortization schedule-the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•Source of payment-the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

“SP-1” - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

“SP-2” - The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3” - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

APPENDIX B - PROXY VOTING POLICIES

EARNEST PARTNERS LLC

Proxy Policies

As a general rule, EARNEST Partners (hereinafter referred to as “Adviser”, “We”, or “Us”) will accept authority to vote Client securities. The Adviser and the Client will agree upon the scope of the Adviser’s authority and responsibilities to vote proxies on behalf of the Client in an investment management agreement. Clients can generally direct Us in writing to vote on their behalf according to specific proxy voting guidelines or how to vote on their behalf in a particular solicitation. Absent any written direction from the Client and provided We (or our designee, as applicable) receive the proxies timely and in good order, We will seek to vote the proxies in accordance with our then current proxy voting policies and procedures as generally described below.

In addition, the following will generally be adhered to unless the Adviser is instructed otherwise in writing by the Client:

•The Adviser will not actively engage in conduct that involves an attempt to change or influence the control of a portfolio company.
•The Adviser will not announce its voting intentions or the reasons for a particular vote.
•The Adviser will not participate in a proxy solicitation or otherwise seek proxy voting authority from any other portfolio company shareholder.
•The Adviser will not act in concert with any other portfolio company shareholders in connection with any proxy issue or other activity involving the control or management of a portfolio company.
•All communications with portfolio companies or fellow shareholders will be for the sole purpose of expressing and discussing the Adviser’s concerns for its Clients’ interests and not in an attempt to influence the control of management.

Proxy Procedures

The Adviser has designated a Proxy Director. The Proxy Director, in consultation with the Adviser’s Investment Team, will consider each issue presented on each portfolio company proxy. The Proxy Director will also use available resources, including proxy evaluation services, to assist in the analysis of proxy issues. Absent any written direction from the Client, proxy issues presented to the Proxy Director will be voted in accordance with the judgment of the Proxy Director, taking into account the general policies outlined above and the Adviser’s Proxy Voting Guidelines (currently Institutional Shareholder Services (ISS) Taft-Hartley Proxy Voting Guidelines with respect to institutional Clients subject to The Employee Retirement Income Security Act of 1974 (ERISA), ISS Public Fund Proxy Voting Guidelines with respect to institutional Clients that are state or municipal government entities, and ISS Sustainability Proxy Voting Guidelines for all other Clients, as determined by the Adviser). Therefore, it is possible that actual votes may differ from the general policies and the Adviser’s Proxy Voting Guidelines. In the case where the Adviser believes it has a material conflict of interest with a Client, the Proxy Director will utilize the services of outside third party professionals (currently ISS) to assist in its analysis of voting issues and the actual voting of proxies to ensure that a decision to vote the proxies was based on the Client’s best interest and was not the product of a conflict of interest. In general, ISS Taft-Hartley Proxy Voting Guidelines have a worker-owner view of long-term corporate value based on the AFL-CIO proxy voting guidelines orientation, ISS Public Fund Proxy Voting Guidelines have a long-term best interests of public plan participants and beneficiaries orientation, and ISS Sustainability Proxy Voting Guidelines have a Principles for Responsible Investment (PRI) orientation. In the event the services of an outside third party professional are not available in connection with a conflict of interest, the Adviser will seek the advice of the Client.

A detailed description of the Adviser’s specific Proxy Voting Guidelines will be furnished upon written request. You may also obtain information about how the Adviser has voted with respect to portfolio company securities by calling, writing, or emailing Us at:

EARNEST Partners
1180 Peachtree Street NE, Suite 2300
Atlanta, GA 30309
invest@earnestpartners.com
404-815-8772

The Adviser reserves the right to change these policies and procedures at any time without notice.

TSF-56-TFGT-IMPR6-SAI-2111

PART C. OTHER INFORMATION

Item 28.  Exhibits

(a)(1)
Registrant’s Certificate of Trust dated October 22, 1993 is herein incorporated by reference to Exhibit (1)(a) of Registrant’s Registration Statement on Form N-14 (File No. 333-193307), filed with the Securities and Exchange Commission (“SEC”) on January 10, 2014.

(a)(2)	Registrant’s Agreement and Declaration of Trust dated October 25, 1993 is herein incorporated by reference to Exhibit (a)(1) of Post-Effective Amendment No. 8 to Registrant’s Registration Statement on Form N-1A (File No. 033-70958), filed with the SEC on November 24, 1998.

(a)(3)	Certificate of Amendment of Agreement and Declaration of Trust of Corona Investment Trust dated December 11, 1993 is herein incorporated by reference to Exhibit (a)(2) of Post-Effective Amendment No. 8 to Registrant’s Registration Statement on Form N-1A (File No. 033-70958), filed with the SEC on November 24, 1998.

(a)(4)
Certificate of Amendment and Restatement of Certificate of Trust dated January 27, 1994 is herein incorporated by reference to Exhibit (1)(a) of Registrant’s Registration Statement on Form N-14 (File No. 333-193307), filed with the SEC on January 10, 2014.

(a)(5)	Certificate of Amendment of Agreement and Declaration of Trust and Certificate of Trust of the Solon Funds dated June 13, 1994 is herein incorporated by reference to Exhibit (a)(3) of Post-Effective Amendment No. 8 to Registrant’s Registration Statement on Form N-1A (File No. 033-70958), filed with the SEC on November 24, 1998.

(a)(6)	Certificate of Amendment of Agreement and Declaration of Trust dated November 10, 1997 is herein incorporated by reference to Exhibit (1)(d) of Post-Effective Amendment No. 5 to Registrant’s Registration Statement on Form N-1A (File No. 033-70958), filed with the SEC on December 17, 1997.

(a)(7)	Amended and Restated Agreement and Declaration of Trust dated October 8, 1998 is herein incorporated by reference to Exhibit (a)(5) of Post-Effective Amendment No. 8 to Registrant’s Registration Statement on Form N-1A (File No. 033-70958), filed with the SEC on November 24, 1998.

(a)(8)	Certificate of Amendment of Amended and Restated Agreement and Declaration of Trust dated November 23, 1998 is herein incorporated by reference to Exhibit (a)(6) of Post-Effective Amendment No. 10 to Registrant’s Registration Statement on Form N-1A (File No. 033-70958), filed with the SEC on January 27, 1999.

(a)(9)
Certificate of Amendment of Certificate of Trust dated March 24, 2004 is herein incorporated by reference to Exhibit (a)(7) of Post-Effective Amendment No. 18 to Registrant’s Registration Statement on Form N-1A (File No. 033-70958), filed with the SEC on May 3, 2004.

(a)(10)
Certificate of Amendment of Certificate of Trust dated November 17, 2006 is herein incorporated by reference to Exhibit (a)(8) of Post-Effective Amendment No. 29 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on February 1, 2007.

(a)(11)
Certificate of Correction of a Statutory Trust dated April 17, 2009 is herein incorporated by reference to Exhibit (1)(a) of Registrant’s Registration Statement on Form N-14 (File No. 333-193307), filed with the SEC on January 10, 2014.

(b)
Amended and Restated By-Laws of the Trust as revised November 19, 2015 are herein incorporated by reference to Exhibit (b) of Post-Effective Amendment No. 77 to Registrant's Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on January 28, 2016.

(c)
Instruments Defining Rights of Security Holders are herein incorporated by reference to Exhibit (c) of Post-Effective Amendment No. 34 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on September 19, 2007.

(d)(1)(a)
Investment Advisory Agreement between the Registrant and Touchstone Advisors, Inc. dated February 17, 2006 is herein incorporated by reference to Exhibit (6)(a) of Registrant’s Registration Statement on Form N-14 (File No. 333-18613), filed with the SEC on July 10, 2012.

(d)(1)(b)
Amended Schedule C-1 dated August 23, 2019 of the Investment Advisory Agreement between the Registrant and Touchstone Advisors, Inc. dated February 17, 2006 is herein incorporated by reference to Exhibit (d)(1)(b) of Post-Effective Amendment No. 116 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on January 28, 2020.

(d)(2)
Sub-Advisory Agreement between Touchstone Advisors, Inc. and Sands Capital Management, LLC with respect to the Touchstone Sands Capital Select Growth Fund dated August 18, 2011 is herein incorporated by reference to Exhibit (d)(2)(b) of Post-Effective Amendment No. 65 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on January 30, 2012.

(d)(3)
Sub-Advisory Agreement between Touchstone Advisors, Inc. and Fort Washington Investment Advisors, Inc. with respect to the Touchstone Ultra Short Duration Fixed Income Fund dated February 20, 2009 is herein incorporated by reference to Exhibit (d)(9) of Post-Effective Amendment No. 43 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on May 4, 2009.

(d)(4)
Sub-Advisory Agreement between Touchstone Advisors, Inc. and Lee Munder Capital Group, LLC (now known as LMCG Investments, LLC) with respect to the Touchstone Mid Cap Value Fund dated October 1, 2009 is herein incorporated by reference to Exhibit (d)(13) of Post-Effective Amendment No. 47 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on September 30, 2009.

(d)(5)
Amendment to Sub-Advisory Agreement between Touchstone Advisors, Inc. and Lee Munder Capital Group, LLC (now known as LMCG Investments, LLC) with respect to the Touchstone Mid Cap Value Fund dated December 1, 2014 is herein incorporated by reference to Exhibit (d)(7) of Post-Effective Amendment No. 75 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on January 27, 2015.

(d)(6)
Sub-Advisory Agreement between Touchstone Advisors, Inc. and The London Company of Virginia with respect to the Touchstone Small Cap Core Fund (now known as Touchstone Small Cap Fund) dated October 1, 2009 is herein incorporated by reference to Exhibit (d)(16) of Post-Effective Amendment No. 47 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on September 30, 2009.

(d)(7)
Sub-Advisory Agreement between Touchstone Advisors, Inc. and The London Company of Virginia with respect to the Touchstone Mid Cap Fund dated December 8, 2011 is herein incorporated by reference to Exhibit (d)(13) of Post-Effective Amendment No. 65 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on January 30, 2012.

(d)(8)
Sub-Advisory Agreement between Touchstone Advisors, Inc. and EARNEST Partners, LLC with respect to the Touchstone Total Return Bond Fund (now known as the Touchstone Impact Bond Fund) dated May 19, 2011 is herein incorporated by reference to Exhibit (d)(20) of Post-Effective Amendment No. 62 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on August 9, 2011.

(d)(9)
Sub-Advisory Agreement between Touchstone Advisors, Inc. and Fort Washington Investment Advisors, Inc. with respect to the Touchstone Active Bond Fund dated January 27, 2017 is herein incorporated by reference to Exhibit (d)(13) of Post-Effective Amendment No. 94 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on January 25, 2018.

(d)(10)
Sub-Advisory Agreement between Touchstone Advisors, Inc. and Fort Washington Investment Advisors, Inc. with respect to the the Touchstone High Yield Fund dated January 27, 2017 is herein incorporated by reference to Exhibit (d)(14) of Post-Effective Amendment No. 94 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on January 25, 2018.

(d)(11)
Sub-Advisory Agreement between Touchstone Advisors, Inc. and LMCG Investments, LLC with respect to the Touchstone Small Cap Value Fund dated July 1, 2016 is herein incorporated by reference to Exhibit (d)(15) of Post-Effective Amendment No. 94 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on January 25, 2018.

(d)(12)
Sub-Advisory Agreement between Touchstone Advisors, Inc. and TOBAM S.A.S. with respect to the Touchstone Anti-Benchmark International Core Equity Fund is herein incorporated by reference to Exhibit (d)(16) of Post-Effective Amendment No. 105 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on November 16, 2018.

(d)(13)
Sub-Advisory Agreement between Touchstone Advisors, Inc. and TOBAM S.A.S. with respect to the Touchstone Anti-Benchmark US Core Equity Fund is herein incorporated by reference to Exhibit (d)(17) of Post-Effective Amendment No. 105 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on November 16, 2018.

(d)(14)
Sub-Advisory Agreement between Touchstone Advisors, Inc. and Ares Capital Management II, LLC with respect to the Touchstone Credit Opportunities II Fund is herein incorporated by reference to Exhibit (d)(18) of Post-Effective Amendment No. 111 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on May 14, 2019.

(d)(15)
Sub-Advisory Agreement between Touchstone Advisors, Inc. and Rockefeller & Co. LLC with respect to the Touchstone International ESG Equity Fund is incorporated by reference to Exhibit (d)(15) of Post-Effective Amendment No. 114 to Registrant’s Registration Statement on Form N1-A (File Nos. 033-70958 and 811-08104), filed with SEC on August 23, 2019.

(d)(16)
Sub-Advisory Agreement between Touchstone Advisors, Inc. and Fort Washington Investment Advisors, Inc. with respect to the Touchstone Dividend Equity Fund dated July 15, 2021 is incorporated by reference to Exhibit (d)(16) of Post-Effective Amendment No. 128 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with SEC on August 2, 2021.

(e)(1)
Distribution Agreement between the Registrant and Touchstone Securities, Inc. is herein incorporated by reference to Exhibit (e)(1) of Post-Effective Amendment No. 28 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on September 21, 2006.

(e)(2)
Form of Underwriter’s Dealer Agreement is herein incorporated by reference to Exhibit (e)(2) of Post-Effective Amendment No. 29 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on February 1, 2007.

(f)
Touchstone Trustee Deferred Compensation Plan is herein incorporated by reference to Exhibit (f) of Post-Effective Amendment No. 51 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on January 28, 2010.

(g)(1)
Custodian Agreement between the Registrant and Brown Brothers Harriman & Co. dated February 25, 2008 is herein incorporated by reference to Exhibit (g) of Post-Effective Amendment No. 41 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on January 28, 2009.

(h)(1)
Amended Administration Agreement between the Registrant and Touchstone Advisors, Inc. dated January 1, 2007 is herein incorporated by reference to Exhibit (h)(1) of Post-Effective Amendment No. 67 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on January 28, 2013.

(h)(2)
Amended and Restated Sub-Administration and Accounting Agreement between Touchstone Advisors, Inc. and The Bank of New York Mellon dated January 1, 2021 is herein incorporated by reference to Exhibit (h)(2) of Post-Effective Amendment No. 122 to Registrant's Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on January 27, 2021.

(h)(3)
Amended and Restated Transfer Agency and Shareholder Services Agreement between the Registrant and BNY Mellon Investment Servicing (US) Inc. dated January 1, 2021 is herein incorporated by reference to Exhibit (h)(3) of Post-Effective Amendment No. 122 to Registrant's Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on January 27, 2021.

(h)(4)(a)
State Filing Services Agreement between Registrant and BNY Mellon Investment Servicing (US) Inc. dated December 5, 2011 is herein incorporated by reference to Exhibit (h)(4) of Post-Effective Amendment No. 65 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on January 30, 2012.

(h)(4)(b)
Amended Schedule A dated September 30, 2013 to the State Filing Services Agreement between Registrant and BNY Mellon Investment Servicing (Us) Inc. dated December 5, 2011 is herein incorporated by reference to Exhibit (h)(4)(b) of Post-Effective Amendment No. 72 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on January 27, 2014.

(h)(5)	Fidelity Bond Allocation Agreement dated April 1, 2011 is herein incorporated by reference to Exhibit (13)(h) of Post-Effective Amendment No. 2 to Registrant’s Registration Statement on Form N-14 (File Nos. 333-177599 and 811-08104), filed with the SEC on April 25, 2012.

(h)(6)(a)
Expense Limitation Agreement between Touchstone Advisors, Inc. and the Registrant effective as of January 25, 2013 is herein incorporated by reference to Exhibit (13)(a)(1) of Registrant’s Registration Statement on Form N-14 (File No. 333-193307), filed with the SEC on January 10, 2014.

(h)(6)(b)
Amendment to the Expense Limitation Agreement between Touchstone Advisors, Inc. and the Registrant dated August 31, 2015 is herein incorporated by reference to Exhibit (h)(6)(b) of Post-Effective Amendment No. 77 to Registrant's Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on January 28, 2016.

(h)(6)(c)
Amended Schedule A to the Expense Limitation Agreement between Touchstone Advisors, Inc. and the Registrant effective as of January 30, 2021 is herein incorporated by reference to Exhibit (h)(6)(c) of Post-Effective Amendment No. 122 to Registrant's Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on January 27, 2021.

(h)(7)(a)
Expense Limitation Agreement between Touchstone Advisors, Inc. and the Registrant effective as of January 25, 2013 with respect to the Touchstone Sands Capital Select Growth Fund is herein incorporated by reference to Exhibit (13)(g)(1) of Registrant’s Registration Statement on Form N-14 (File No. 333-193307), filed with the SEC on January 10, 2014.

(h)(7)(b)
Amended Schedule A to the Expense Limitation Agreement between Touchstone Advisors, Inc. and the Registrant with respect to Touchstone Sands Capital Select Growth Fund effective as of January 30, 2020 is herein incorporated by reference to Exhibit (h)(7)(c) of Post-Effective Amendment No. 116 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on January 28, 2020.

(h)(8)
Form of Securities Lending Agency Agreement between the Registrant and Brown Brothers Harriman & Co. dated February 1, 2013 is herein incorporated by reference to Exhibit (h)(8) of Post-Effective Amendment No. 72 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on January 27, 2014.

(h)(9)
Master Interfund Lending Agreement dated December 15, 2017 is herein incorporated by reference to Exhibit (h)(9) of Post-Effective Amendment No. 107 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on January 28, 2019.

(h)(10)
Amended & Restated Class Action Services Agreement dated February 16, 2018 between the Registrant and Brown Brothers Harriman & Co. is herein incorporated by reference to Exhibit (h)(10) of Post-Effective Amendment No. 107 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on January 28, 2019.

(i)	Opinion and consent of counsel is filed herewith.

(j)	Consent of independent public accounting firm is filed herewith.

(k)	Not Applicable.

(l)	Not Applicable.

(m)(1)(a)
Distribution and Shareholder Services Plan for Class A shares is herein incorporated by reference to exhibit (m)(1) of Post-Effective Amendment No. 67 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on January 28, 2013.

(m)(1)(b)
Exhibit A to the Distribution and Shareholder Services Plan for Class A is herein incorporated by reference to Exhibit (m)(1)(b) of Post-Effective Amendment No. 83 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on January 27, 2017.

(m)(2)(a)
Distribution and Shareholder Services Plan for Class C shares is herein incorporated by reference to exhibit (m)(2) of Post-Effective Amendment No. 67 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on January 28, 2013.

(m)(2)(b)
Exhibit A to the Distribution and Shareholder Services Plan for Class C shares is herein incorporated by reference to Exhibit (m)(2)(b) of Post-Effective Amendment No. 83 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on January 27, 2017.

(m)(3)
Shareholder Services Plan for Class Z shares is herein incorporated by reference to Exhibit (m)(3) of Post-Effective Amendment No. 41 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on January 28, 2009.

(m)(4)
Distribution and Shareholder Servicing Plan for Class S shares is herein incorporated by reference to Exhibit (m)(4) of Post-Effective Amendment No. 89 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on October 30, 2017.

(n)(1)
Amended and Restated Rule 18f-3 Multiple Class Plan is herein incorporated by reference to Exhibit (n)(1) of Post-Effective Amendment No. 107 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on January 28, 2019.

(n)(2)	Amended Schedule A dated November 22, 2021 to the Amended and Restated Rule 18f-3 Multiple Class Plan is filed herewith.

(o)	Not Applicable.

(p)(1)
Code of Ethics for Registrant, Touchstone Advisors Inc. and Touchstone Securities, Inc. is herein incorporated by reference to Exhibit (p)(1) of Post-Effective Amendment No. 75 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on January 27, 2015.

(p)(2)
Code of Ethics for Sands Capital Management, Inc. is herein incorporated by reference to Exhibit (p)(2) of Post-Effective Amendment No. 122 to Registrant's Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on January 27, 2021.

(p)(3)
Code of Ethics for Fort Washington Investment Advisors, Inc. is herein incorporated by reference to Exhibit (p)(3) of Post-Effective Amendment No. 116 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on January 28, 2020.

(p)(4)
Code of Ethics for LMCG Investment, LLC is herein incorporated by reference to Exhibit (p)(6) of Post-Effective Amendment No. 107 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on January 28, 2019.

(p)(5)
Code of Ethics for EARNEST Partners LLC is herein incorporated by reference to Exhibit (p)(7) of Post-Effective Amendment No. 107 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on January 28, 2019.

(p)(6)
Code of Ethics for The London Company of Virginia is herein incorporated by reference to Exhibit (p)(13) of Post-Effective Amendment No. 67 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on January 28, 2013.

(p)(7)
Code of Ethics for TOBAM S.A.S. is herein incorporated by reference to Exhibit (p)(10) of Post-Effective Amendment No. 101 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on July 18, 2018.

(p)(8)
Code of Ethics for Ares Capital Management II, LLC with respect to the Touchstone Credit Opportunities II Fund is herein incorporated by reference to Exhibit (p)(11) of Post-Effective Amendment No. 109 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on March 14, 2019.

(p)(9)
Code of Ethics for Rockefeller & Co. is herein incorporated by reference to Exhibit (p)(9) of Post-Effective Amendment No. 122 to Registrant's Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on January 27, 2021.

(q)
Power of Attorney is herein incorporated by reference to Exhibit (q) of Post-Effective Amendment No. 129 to Registrant's Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on September 21, 2021.

Item 29. Persons Controlled by or Under Common Control with the Registrant

None.

Item 30. Indemnification

Article VII of the Agreement and Declaration of Trust empowers the Trustees of the Trust, to the full extent permitted by law, to purchase with Trust assets insurance for indemnification from liability and to pay for all expenses reasonably incurred or paid or expected to be paid by a Trustee or officer in connection with any claim, action, suit or proceeding in which he or she becomes involved by virtue of his or her capacity or former capacity with the Trust.

Article VI of the By-Laws of the Trust provides that the Trust shall indemnify any person who was or is a party or is threatened to be made a party to any proceeding by reason of the fact that such person is or was an agent of the Trust, against expenses, judgments, fines, settlements and other amounts actually and reasonably incurred in connection with such proceeding if that person acted in good faith and reasonably believed his or her conduct to be in the best interests of the Trust. Indemnification will not be provided in certain circumstances, however, including instances of willful misfeasance, bad faith, gross negligence, and reckless disregard of the duties involved in the conduct of the particular office involved.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to the Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

Item 31.  Business and Other Connections of the Investment Adviser

TOUCHSTONE ADVISORS, INC. (the “Advisor”) is a registered investment advisor that provides investment advisory services to the Touchstone Strategic Trust, Touchstone Variable Series Trust, Touchstone Funds Group Trust and Touchstone Institutional Funds Trust (the “Touchstone Fund Complex”).

The following list sets forth the business and other connections of the directors and executive officers of the Advisor. Unless otherwise noted, the address of the corporations listed below is 303 Broadway, Cincinnati, Ohio 45202.

*The address is 400 Broadway, Cincinnati, Ohio 45202.

(1)Jill T. McGruder - Director - Touchstone Advisors, Inc.

(a)President and Chief Executive Officer - IFS Financial Services, Inc.

(b)President and Chief Executive Officer - Integrity Life Insurance Co.

(c)President and Chief Executive Officer - National Integrity Life Insurance Co.

(d)Director, President and Chief Executive Officer - Cincinnati Analysts, Inc.

(e)Chief Executive Officer - Insurance Profillment Solutions, LLC

(f)Senior Vice President, Chief Marketing Officer - Western & Southern Mutual Holding Company*, Western & Southern Financial Group, Inc.*, The Western & Southern Life Insurance Company*, Western-Southern Life Assurance Company*

(g)Senior Vice President - W&S Brokerage Services, Inc*

(h)Director - Western & Southern Financial Group*, Cincinnati Analysts, Inc., IFS Financial Services, Inc., Integrity Life Insurance Co., National Integrity Life Insurance Company, Touchstone Securities, Inc., Western & Southern Financial Group Distributors, Inc.*, W&S Brokerage Services, Inc.*, LaRosa’s, Inc. (2334 Boudinot Avenue Cincinnati, OH 45238)

(2)Donald J. Wuebbling - Director - Touchstone Advisors, Inc.

(a)Director - Touchstone Securities, Inc., Western & Southern Mutual Holding Company*, Western & Southern Financial Group, Inc.*, The Western & Southern Life Insurance Company*, Western-Southern Life Assurance Company.* Eagle Realty Investments, Inc.*, Cincinnati Analysts, Inc., Integrity Life Insurance Company,* National Integrity Life Insurance Company,* Eagle Realty Group, LLC*, Eagle Realty Capital Partners, LLC, IFS Financial Services, Inc., Fort Washington Investment Advisors, Inc., W&S Brokerage Services, Inc.*, Columbus Life Insurance Company*

(3)Jay V. Johnson - Vice President, Corporate Finance and Treasurer - Touchstone Advisors, Inc.

(a)Vice President, Corporate Finance and Treasurer - Western & Southern Mutual Holding Company*, Western & Southern Financial Group, Inc.*, The Western & Southern Life Insurance Company*, Western-Southern Life Assurance Company.*, Fort Washington Investment Advisors, Inc., IFS Financial Services, Inc., W&S Financial Group Distributors, Inc.*, Touchstone Securities, Inc., Columbus Life Insurance Company*, Eagle Realty Group, LLC*, Eagle Realty Investments, Inc.*, Integrity Life Insurance Company, National Integrity Life Insurance Company, The Lafayette Life Insurance Company, Gerber Life Insurance Company, Western & Southern Agency, Inc., W&S Brokerage Services, Inc.

(4)Terrie A. Wiedenheft - Chief Financial Officer and Chief Operations Officer - Touchstone Advisors, Inc.

(a)Senior Vice President, Chief Financial Officer and Chief Operations Officer - IFS Financial Services, Inc.

(b)Senior Vice President and Chief Financial Officer - W&S Brokerage Services, Inc.* and Touchstone Securities, Inc.

(c)Chief Financial Officer - Cincinnati Analysts, Inc.

(d)Senior Vice President - Fort Washington Investment Advisors, Inc.

(e)Vice President, Commission Accounting and Finance - Integrity Life Insurance Company, National Integrity Life Insurance Company

(f)Treasurer and Controller - Touchstone Fund Complex

(5)James N. Clark - Director - Touchstone Advisors, Inc.

(a)Vice President, Director and Secretary - Western & Southern Mutual Holding Company*, Western & Southern Financial Group, Inc.*, The Western & Southern Life Insurance Company*, Western-Southern Life Assurance Company*

(b)Director - Columbus Life Insurance Company*, Eagle Realty Group, LLC*, Eagle Realty Investments, Inc.*, Touchstone Securities, Inc., W&S Financial Group Distributors, Inc.*, Cincinnati Analysts, Inc., IFS Financial Services, Inc., The Lafayette Life Insurance Company*, Eagle Realty Capital Partners, LLC

(6)Sarah S. Herron - Secretary - Touchstone Advisors, Inc.

(a)Secretary - Touchstone Securities, Inc.

(b)Corporate Secretary - W&S Brokerage Services, Inc.*

(c)Senior Counsel - Securities - Western & Southern Financial Group, Inc.*

(7)Timothy S. Stearns - Chief Compliance Officer - Touchstone Advisors, Inc., Touchstone Securities, Inc., Touchstone Fund Complex, IFS Financial Services, Inc., W&S Brokerage Services, Inc.

(8)Timothy D. Paulin - Senior Vice President, Investment Research and Product Management - Touchstone Advisors, Inc.

a.Vice President - Touchstone Fund Complex

(9) Jonathan D. Niemeyer - Director, Touchstone Advisors, Inc.

(a)Board of Directors, The Pro Foundation Inc., Board of Advisors, David Pollack’s Empower Foundation
(b)Sr. Vice President, Chief Administrative Officer & General Counsel, Columbus Life Insurance Company, Lafayette Life Insurance Company, Western & Southern Life Insurance Company, Western & Southern Life Assurance Company, Western & Southern Financial Group, Western & Southern Mutual Holding Company
(c)Director, Insurance Profillment Solutions, LLC
(d)Board Member, Association of Life Insurance Counsel

(10) E. Blake Moore, Jr. - Chief Executive Officer, Touchstone Advisors, Inc.

(a) Chief Executive Officer of Touchstone Securities, Inc.

(b) Senior Vice President of Western-Southern Life Assurance Company, Western & Southern Financial Group, Inc., Western & Southern Mutual Holding Company, The Western & Southern Life Insurance Company

(c) President - Touchstone Fund Complex

Fort Washington Investment Advisors, Inc.

Fort Washington Investment Advisors, Inc. (“Fort Washington”) is the sub-advisor for the Touchstone Ultra Short Duration Fixed Income Fund, Touchstone Active Bond Fund and Touchstone High Yield Fund. The principal address of Fort

Washington is 303 Broadway, Suite 1200, Cincinnati, OH 45202. Fort Washington is an investment advisor registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). Except as stated below, no director, officer or partner of Fort Washington has been engaged in any other business or profession of a substantial nature during the past two fiscal years.

*The address is 400 Broadway, Cincinnati, Ohio 45202.

(1) Maribeth S. Rahe, President, Chief Executive Officer & Director
(a)Board Member, Executive/Foundation Committee of Cincinnati USA Regional Chamber; Leadership Development, Cincinnati USA Regional Chamber of Commerce; Life Trustee, New York Landmarks Conservancy; Life Trustee, Rush-Presbyterian-St. Luke’s Medical Center; Board Member, Consolidated Communications Illinois Holdings Inc.; Chair, Audit Committee, Consolidated Communications Illinois Holdings, Inc.; Member, Compensation Committees, Consolidated Communications Illinois Holdings, Inc.; Vice Chairman, Executive/Finance Committee, Cincinnati Arts Association; Advisory Board, Sisters of Notre Dame de Namur; Advisory Board, Williams College of Business, Xavier University; Advisory Board, CincyTech USA; Member, Partner-In-Action; Sisters of Notre Dame de Namur; Investment Committee, United Way of Cincinnati; Board Member, First Financial Bank; Member, Audit/Trust/M&A Committees, First Financial Bank; Executive Committee, Commonwealth Club; Board of Directors, Greater Cincinnati Foundation; Executive Cabinet Member, Cincinnati Women’s Executive Forum; Advisory Board Member, Cintrifuse; New Leadership Advisory Council, University of Cincinnati Health Women’s Center; President, Women’s Capital Club; Board of Governors, Cincinnati Country Club
(b)President & CEO of Tristate Ventures, LLC*
(c)President, Buckeye Venture Partners, LLC
(d)President, W&S Investment Holdings, LLC
(e)Director, Eagle Realty Group, Eagle Realty Investments
(f)Director, Chairman of the Board - Cincinnati Analysts, Inc.
(g)President & CEO of Fort Washington Capital Partners, LLC

(2) Nicholas P. Sargen, Senior Economic Advisor
(a)Senior Vice President, Chief Economist, and Senior Investment Advisor, The Western & Southern Life Insurance Company, Western & Southern Life Assurance Company, Columbus Life Insurance Company, Western & Southern Financial Group, Western & Southern Mutual Holding Company, The Lafayette Life Insurance Company
(b)Chief Investment Officer
(a)Tristate Ventures, LLC*
(b)Buckeye Venture Partners, LLC
(c)Fort Washington Capital Partners, LLC
(d)W&S Investment Holdings, LLC
(e)Board of Trustees & Treasurer, Good Samaritan Hospital Foundation
(f)Advisory Board, Xavier Department of Economics
(g)Chairman, Investment Committee - Christ Church Cathedral

(3) John F. Barrett, Chairman and Director
(a)Chairman of Board & CEO, Western & Southern Life Insurance Company, Western & Southern Life Assurance Company, Western & Southern Financial Group, Western & Southern Mutual Holding Company
(b)Director & Chairman, Columbus Life Insurance Company, Integrity Life Insurance Company, National Integrity Life Insurance Company; Lafayette Life Insurance Company
(c)Director, Eagle Realty Group, Eagle Realty Investments, Eagle Realty Capital Partners, LLC
(d)Director, Chairman, President & CEO, WestAd, Inc.
(e)President & Trustee, Western & Southern Financial Fund
(f)Board Member, Convergys Corp, Cintas Corporation
(g)Director, American Council of Life Insurers; Director, Financial Services Roundtable; Board Member, Americans for the Arts; Member & Executive Committee, Cincinnati Center City Development Corporation; Board of Governors, Cincinnati USA Partnership for Economic Development; Member, Cincinnati Business Committee; Co-Chairman, Greater Cincinnati Scholarship Association; Member, Cincinnati Equity Fund; Honorary Trustee, Sigma Alpha Epsilon Foundation; Chairman, Medical Center Fund, UC; Advisory Board, Barrett Cancer Center; Vice Chairman, UC Foundation Capital Campaign; Honorary Chairman, UC Presidential Bicentennial Commission

(4) Brendan M. White, Senior Vice President, Co-Chief Investment Officer, Director
(a)Senior Vice President, Co-Chief Investment Officer, Buckeye Venture Partners, LLC, Columbus Life Insurance Company, Fort Washington Capital Partners, LLC, Integrity Life Insurance Company, National Integrity Life Insurance Company, The Lafayette Life Insurance Company, Western & Southern Investment Holdings, LLC

(5) Roger M. Lanham, Senior Vice President, Co-Chief Investment Officer, Director
(a)Senior Vice President, Co-Chief Investment Officer, Buckeye Venture Partners, LLC, Columbus Life Insurance Company, Fort Washington Capital Partners, LLC, Integrity Life Insurance Company, National Integrity Life Insurance Company, The Lafayette Life Insurance Company, Western & Southern Investment Holdings, LLC,

(6) Timothy J. Policinski, Managing Director & Sr. Portfolio Manager
(7) Michele Hawkins, Chief Compliance Officer & Managing Director
(a)Advisory Board Member, Xavier University Cintas Institute for Business Ethics & Social Responsibility

(8) Stephen A. Baker, Managing Director & Deputy Head of Private Equity
(a)Board of Trustees, CH Mack, Inc.
(b)Vice President, Buckeye Venture Partners, LLC
(c)Manager, Peppertree Partners, LLC

(9) Thomas L. Finn, Vice President & Sr. Portfolio Manager
(a)Board Member, Cincinnati Foundation for the Aged, Beechwood Foundation.
(b)Investment Committee, YMCA

(10) John J. Goetz, Vice President & Sr. Portfolio Manager
(a)Investment Company Institute - MMFunds Advisory Committee

(11) Charles A. Ulbricht, Vice President & Sr. Portfolio Manager
(b)AVP Investments, Lafayette Life Foundation

(12) Scott D. Weston, Managing Director & Sr. Portfolio Manager
(a)Financial Advisory Board & Foundation Board Member, Mariemont School District

(13) Martin W. Flesher, Vice President
(14) Gerald J. Ulland, Vice President & Chief Financial Officer
(15) Jonathan D. Niemeyer, Sr. Vice President, Chief Administrative Officer & General Counsel
(a)Board of Directors, The Pro Foundation Inc., Board of Advisors, David Pollack’s Empower Foundation
(b)Sr. Vice President, Chief Administrative Officer & General Counsel, Columbus Life Insurance Company, Lafayette Life Insurance Company, Western & Southern Life Insurance Company, Western & Southern Life Assurance Company, Western & Southern Financial Group, Western & Southern Mutual Holding Company
(c)Director, Insurance Profillment Solutions, LLC
(d)Board Member, Association of Life Insurance Counsel

(16) James E. Wilhelm, Managing Director & Head of Public Equity
(a)Board Member, Xavier Student Investment Fund

(17) Donald J. Wuebbling, Director
(a)Secretary & Counsel, Western & Southern Life Insurance Company, Western & Southern Life Assurance Company, Western & Southern Financial Group, Western & Southern Mutual Holding Co., Columbus Life Insurance Company, Lafayette Life Insurance Company
(b)Director, Touchstone Advisors, Inc., Touchstone Securities, Inc., W&S Financial Group Distributors, Inc., IFS Financial Services, Inc., Integrity Life Insurance Company, Western & Southern Brokerage Services, Inc., Eagle Realty Group, Eagle Realty Investments, Eagle Realty Capital Partners, LLC, Integrity Life Insurance Company, National Integrity Life Insurance Company, Western & Southern Brokerage Services, Inc., Western & Southern Agency, Inc.

(18) William G. Creviston, Vice President & Sr. Portfolio Manager
(19) Douglas E. Kelsey, Vice President & Sr. Portfolio Manager
(20) Jeremiah R. Moore, Vice President & Deputy Head of Wealth Management
(21) Barry D. Pavlo, Vice President
(22) Eric J. Walzer, Vice President, Investment Operations
(23) Timothy J. Jossart, Vice President, Portfolio Manager & Senior Credit Analyst
(24) Daniel J. Carter, Vice President & Sr. Portfolio Manager
(25) Kevin M. Bass,Vice President & Senior Equity Research Manager
(26) Bernard M. Casey, Assistant Vice President, Senior Credit Analyst & Portfolio Manager
(27) Joe Don Cole, Vice President, Business Development Officer
(28) Michael R. Maeder, Managing Director & Deputy Head of Private Equity
(29) Kenneth J. Ryan, Vice President & Institutional Relationship Management
(30) David W. Walters, Vice President, Portfolio Manager, &Asset & Liability Management
(31) H. Chris Zehetmaier, Assistant Vice President, Marketing
(32) Timothy D. Speed, Assistant Treasurer
(33) Casey A. Basil, Assistant Vice President, Senior Credit Analyst
(34) Jay Johnson, Corporate Finance, Treasurer
(35) John Musgrove, Assistant Vice President, Assistant Treasurer
(36) David T. Henderson, Senior Vice President, Chief Risk Officer
(37) Garrick T. Bauer, Vice President, Portfolio Manager, Senior Credit Analyst
(38) John A. Wieging, Assistant Vice President, Senior Analyst
(39) Kate C. Brown, Vice President, Senior Wealth Planner
(40) Sunit Gogia, Assistant Vice President, Portfolio Manager, Senior Equity Research Manager
(41) David McColl, Vice President, Senior Portfolio Manager
(42) Jeffrey L. Stainton, Secretary
(43) Matthew A. Bell, Assistant Vice President, Portfolio Manager
(44) Amy W. Eddy, Assistant Vice President, Senior Credit Analyst
(45) Paul A. Tomich, Assistant Vice President, Senior Portfolio Manager
(46) Andrea M. Newton, Assistant Vice President, Private Equity Finance

(47) Donald J. Osborne, Assistant Vice President, Senior Credit Analyst

Sands Capital Management, LLC

Sands Capital Management, LLC (“Sands Capital”) is the sub-advisor for the Touchstone Sands Capital Select Growth Fund. The principal business address of Sands Capital is 1000 Wilson Blvd., Suite 3000, Arlington, VA 22209. Sands Capital is an investment adviser registered under the Advisers Act. The directors, officers and/or partners of Sands Capital have been engaged in the capacities lsted below with other companies within the last two fiscal years:

Name and Position with Company	Other Company	Position with Other Company
Frank M. Sands Chief Executive Officer	Sands Capital Ventures, LLC 1101 Wilson Boulevard Suite 3000 Arlington, VA 22209	Investment Board Member
Jonathan Goodman General Counsel	Sands Capital Ventures, LLC 1101 Wilson Boulevard Suite 3000 Arlington, VA 22209	General Counsel and Chief Compliance Officer
Stephen Nimmo Executive Managing Director	Sands Capital Ventures, LLC 1101 Wilson Boulevard Suite 3000 Arlington, VA 22209	Provides client relations service

LMCG Investments, LLC

LMCG Investments, LLC (“LMCG”) is the sub-advisor for the Touchstone Mid Cap Value Fund and Touchstone Small Cap Value Fund. The principal business address of LMCG is One Boston Place, 201 Washington Street, 29th Floor, Boston, Massachusetts, 02108. LMCG is an investment advisor registered under the Advisers Act. Except as stated below, no director, officer or partner has been engaged in any other business or profession of a substantial nature during the past two fiscal years.

NAME AND POSITION		POSITION WITH
WITH COMPANY	OTHER COMPANY	OTHER COMPANY

Lee P. Munder, Board Member	Rednum Family Investments, LP	Managing Partner

William J. Freeman, Board Member	City National Bank	Senior Vice President, Wealth Management

	Convergent Capital Management LLC	Chief Operating Officer , Board Member

	Convergent Wealth Advisors	Board Member

	City National Securities Inc.	Board Member

	City National Rochdale, LLC	Board Member

	Mid Continent Capital	Board Member

Christopher J. Carey, Board Member	City National Bank	Executive Vice President and Chief Financial Officer

EARNEST Partners, LLC

EARNEST Partners, LLC (“EARNEST Partners”) is the sub-advisor for the Touchstone Impact Bond Fund. The principal business address of EARNEST Partners is 1180 Peachtree Street, Suite 2300, Atlanta, GA, 30309. EARNEST Partners is an investment advisor registered under the Advisers Act. Except as stated below, no director, officer or partner has been engaged in any other business or profession of a substantial nature during the past two fiscal years.

NAME AND POSITION		POSITION WITH
WITH COMPANY	OTHER COMPANY	OTHER COMPANY
Paul E. Viera	Westchester Limited, LLC	Manager
CEO & Manager	GREYBULL Partners LLC	CEO & Manager
	Maple Capital Partners, LLC	CEO & Manager
	Take-Two Interactive Software, Inc.	Director
	Direct Scripts LLC	Member of the Board of Managers
Malin M. Eriksson	GREYBULL Partners LLC	COO
COO	Maple Capital Partners, LLC	CCO
	Credo Capital	Co‐founder and Chief Investment Officer
	Klarna USA	Interim CEO
	WebBank	Board member
	Ingenico ePayments	Board member
	Hoist Finance	Board member and Head of Investment Committee

James M. Wilson	GREYBULL Partners LLC	CCO & Secretary
CCO & Secretary	Maple Capital Partners, LLC	CCO & Secretary

Carsten J. Fiege	GREYBULL Partners LLC	General Counsel
General Counsel	Maple Capital Partners, LLC	General Counsel

The London Company of Virginia d/b/a The London Company

London Company of Virginia d/b/a The London Company (“The London Company”) is a registered advisor providing sub-advisory services to the Touchstone Small Cap Fund and the Touchstone Mid Cap Fund. The address of The London Company is 1800 Bayberry Court, Suite 301, Richmond, Virginia, 23226. No director, officer or partner of The London Company has been engaged in any other business or profession of a substantial nature during the past two fiscal years.

TOBAM S.A.S.

TOBAM S.A.S. (“TOBAM”) is an SEC-registered investment adviser providing sub-advisory services to Touchstone Anti-Benchmark International Core Equity Fund and Touchstone Anti-Benchmark US Core Equity Fund. The address is 49-53 Avenue des Champs Elysées, Paris, France. No director, officer or partner of TOBAM has been engaged in any other business or profession of a substantial nature during the past two fiscal years.

Ares Capital Management II, LLC

Ares Capital Management II, LLC (“Ares”) is a registered investment advisor providing sub-advisory services to the Touchstone Credit Opportunities II Fund.  The address of Ares is 2000 Avenue of the Stars, 12th Floor, Los Angeles, California 90067. No director, officer or partner of Ares has been engaged in any other business or profession of a substantial nature during the past two fiscal years.

Rockefeller & Co., LLC

Rockefeller & Co., LLC (“Rockefeller”) is a registered investment advisor providing sub-advisory services to the Touchstone International ESG Equity Fund. The address of Rockefeller is 45 Rockefeller Plaza, Fifth Floor, New York, New York 10111.

Officers and employees of Rockefeller and its affiliates may serve as non-executive directors of for-profit businesses, including financial services companies that provide services to Rockefeller and/or to clients of Rockefeller. Rockefeller has adopted procedures and practices in seeking to mitigate conflicts of interests that may result from such outside business affiliations. No director, officer or partner of Rockefeller has been engaged in any other business or profession of a substantial nature during the past two fiscal years.

Item 32.        Principal Underwriters
(a) Touchstone Securities, Inc. acts as underwriter for the Touchstone Fund Complex.

(b) The following are the directors and officers of the underwriter. Unless otherwise noted, the address of the persons named below is 303 Broadway, Suite 1100, Cincinnati, Ohio 45202.

*The address is 400 Broadway, Cincinnati, Ohio 45202.

	POSITION WITH	POSITION WITH
NAME	UNDERWRITER	REGISTRANT
E. Blake Moore, Jr.	Chief Executive Officer	President
Jill T. McGruder	Director	Trustee
James N. Clark*	Director	None
Jonathan D. Niemeyer*	Director	None
Donald J. Wuebbling*	Director	None
Terrie A. Wiedenheft	Chief Financial Officer	Controller/Treasurer
Amy Fisher	Vice President	None
Timothy J. Costanza	Vice President	None
Jay V. Johnson*	Vice President	None
Sharon L. Karp	Vice President	None
Timothy S. Stearns	Vice President, Interim Chief Compliance Officer	Chief Compliance Officer
Sarah Sparks Herron*	Secretary	None
Lindsay M. Connelly*	Assistant Vice President, Assistant Treasurer	None
John S. Musgrove*	Assistant Vice President, Assistant Treasurer	None

(c)     None.

Item 33.       Location of Accounts and Records

Books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules promulgated thereunder, are maintained as follows:

(a)With respect to Rules 31a-1(a); 31a-1(b)(1); (2)(a) and (b); (3);(6); (8); (12); and 31a-1(d), the required books and records will be maintained at the offices of Registrant’s Custodian:

Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109

(b)With respect to Rules 31a-1(a); 31a-1(b)(1),(4); (2)(C) and (D);(4); (5); (6); (8); (9); (10); (11); and 31a-1(f), the required books and records are maintained at the offices of the Registrant’s Administrator and Sub-Administrator:

Touchstone Advisors, Inc.
303 Broadway, Suite 1100
Cincinnati, OH 45202

BNY Mellon Investment Servicing (US) Inc.
4400 Computer Drive
Westborough, MA 01581

BNY Mellon Investment Servicing (US) Inc.
201 Washington Street
Boston, MA 02108

(c)With respect to Rules 31a-1(b)(5), (6), (9) and (10) and 31a-1(f), the required books and records are maintained at the principal offices of the Registrant’s Advisor and sub-advisors:

Touchstone Advisors, Inc.
303 Broadway, Suite 1100
Cincinnati, OH 45202

Sands Capital Management, LLC
1000 Wilson Blvd, Suite 3000
Arlington, VA 22209

Fort Washington Investment Advisors, Inc.
303 Broadway, Suite 1200
Cincinnati, OH 45202

LMCG Investments, LLC
One Boston Place,
201 Washington Street, 29th Floor
Boston, MA 02108

EARNEST Partners, LLC
1180 Peachtree Street, Suite 2300
Atlanta, GA 30309

The London Company
1800 Bayberry Court, Suite 301
Richmond, VA 23226

TOBAM S.A.S.
49-53 Avenue des Champs Elysées,
Paris, France

Ares Capital Management II, LLC
2000 Avenue of the Stars, 12th Floor
Los Angeles, CA 90067

Rockefeller & Co., LLC
45 Rockefeller Plaza, Fifth Floor
New York, New York 10111

Item 34.       Management Services Not Discussed in Part A or Part B

None.

Item 35.       Undertakings

None.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment (“PEA”) No. 130 to its Registration Statement on Form N-1A under Rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this PEA No. 130 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, duly authorized, in the City of Cincinnati, State of Ohio, on November 19, 2021.

TOUCHSTONE FUNDS GROUP TRUST

By:	/s/ E. Blake Moore, Jr.
E. Blake Moore, Jr.
President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 130 to the Registrant’s Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the dates indicated.

	*	Trustee	November 19, 2021
Karen Carnahan

	*	Trustee	November 19, 2021
William C. Gale

	*	Trustee	November 19, 2021
Susan M. King

	*	Trustee	November 19, 2021
Susan J. Hickenlooper

	*	Trustee	November 19, 2021
Kevin A. Robie

	*	Trustee	November 19, 2021
William H. Zimmer III

	*	Trustee	November 19, 2021
Jill T. McGruder

	/s/ E. Blake Moore, Jr.	President and Trustee	November 19, 2021
E. Blake Moore Jr.

	/s/ Terrie A. Wiedenheft	Controller, Treasurer and Principal Financial Officer	November 19, 2021
Terrie A. Wiedenheft

*By:	/s/ Terrie A. Wiedenheft		November 19, 2021
Terrie A. Wiedenheft
(Attorney-in-Fact Pursuant to Power of Attorney)

Exhibit Index

(i)	Opinion and consent of counsel

(j)	Consent of independent public accounting firm

(n)(2)	Amended Schedule A dated November 22, 2021 to the Amended and Restated Rule 18f-3 Multiple Class Plan